UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Fund Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          July 31, 2010

Date of reporting period:         January 31, 2010

ITEM 1.  REPORT TO SHAREHOLDERS
===============================

                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(GRAPHIC)

Semi-Annual Report

January 31, 2010

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

-    WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

-    WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM)

-    WELLS FARGO ADVANTAGE GROWTH FUND

-    WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND

-    WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

-    WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND

-    WELLS FARGO ADVANTAGE U.S. VALUE FUND

REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS
Capital Growth Fund .......................................................    6
Endeavor Select Fund ......................................................    8
Growth Fund ...............................................................   10
Large Cap Growth Fund .....................................................   12
Large Company Core Fund ...................................................   14
Large Company Value Fund ..................................................   16
U.S. Value Fund ...........................................................   18
FUND EXPENSES .............................................................   20
PORTFOLIO OF INVESTMENTS
Capital Growth Fund .......................................................   23
Endeavor Select Fund ......................................................   28
Growth Fund ...............................................................   32
Large Cap Growth Fund .....................................................   38
Large Company Core Fund ...................................................   44
Large Company Value Fund ..................................................   49
U.S. Value Fund ...........................................................   54
FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   60
Statements of Operations ..................................................   62
Statements of Changes in Net Assets .......................................   64
Financial Highlights ......................................................   72
NOTES TO FINANCIAL STATEMENTS .............................................   82
OTHER INFORMATION .........................................................   92
LIST OF ABBREVIATIONS .....................................................   94

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1971 INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
     PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT
     "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
     OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS"
     THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE
     WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
     MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE
     COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE
     FUNDS, FORMING A FUND FAMILY OF OVER 110 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR WELLS FARGO MANAGED ACCOUNT SERVICES AND WELLS FARGO ADVANTAGE FUNDS(R) AND TO CERTAIN 529 COLLEGE SAVINGS PLANS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUBADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS AND SHARES IN THE 529 PLANS ARE DISTRIBUTED BY WELLS FARGO FUNDS DISTRIBUTOR, LLC, MEMBER FINRA/SIPC, AN AFFILIATE OF WELLS FARGO & COMPANY.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE SEMI-ANNUAL REPORT

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 110 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $170 BILLION IN ASSETS UNDER MANAGEMENT, AS OF JANUARY 31, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Municipal Market Fund
California Municipal Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the Wells Fargo Advantage Dow Jones
     Target Date Funds(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), AND WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE SEMI-ANNUAL REPORT.

                 2 Wells Fargo Advantage Large Cap Stock Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

Karla M. Rabusch,
President
WELLS FARGO ADVANTAGE FUNDS

POSITIVE ECONOMIC GROWTH RESUMED IN THE THIRD QUARTER OF 2009 AND CONTINUED DURING THE FOURTH QUARTER

Dear Valued Shareholder,

We are pleased to provide you with this semiannual report for the Wells Fargo Advantage Large Cap Funds for the six-month period that ended January 31, 2010. The period brought welcome signs of economic improvement, supporting a strong rally in the financial markets after a streak of six consecutive quarterly stock market declines. We believe that this significant recovery, after an extended period of weakness, underscores the importance of maintaining a disciplined, long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing potential periods of strong recovery.

ECONOMIC GROWTH TURNED POSITIVE AFTER A SEVERE CONTRACTION.

Positive economic growth resumed in the third quarter of 2009 and continued during the fourth quarter, following four consecutive quarters of negative economic growth for the first time in at least 60 years. Gross domestic product
(GDP) growth was 2.2% for the third quarter and 5.7% for the fourth quarter, the strongest since 2003. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. However, with much of the growth attributable to government stimulus, questions remained over the sustainability of the recovery. By the end of the six-month period, the National Bureau of Economic Research had not declared an official end to the recession.

UNEMPLOYMENT REMAINED HIGH, BUT OTHER ECONOMIC INDICATORS IMPROVED.

The unemployment rate rose but appeared to plateau during the six-month period. Unemployment climbed to 10.1% in October 2009--its highest level in more than 25 years--before edging down to close the period at 9.7%. The pace of job losses had slowed as the period came to a close. The Labor Department reported that 20,000 jobs were lost in January 2010, a significant improvement from the monthly job losses of approximately 700,000 at the height of the recession. Other encouraging news in January included increases in temporary jobs, average hours worked, hourly earnings, and manufacturing employment. Still, since the start of the recession, more than 8 million jobs had been lost.

Other economic statistics also began to show signs of improvement. Industrial production, manufacturing, and consumer sentiment had all improved significantly as the six-month period ended. Retail sales improved in the latter months of the period, helped in part by the "cash-for-clunkers" program that temporarily boosted auto sales. Home sales and prices also stabilized and began to show signs of improvement in many areas of the country, spurred in part by the government's $8,000 tax credit for first-time home buyers.

THE FED CONTINUED TO FOCUS ON ECONOMIC STIMULUS.

Despite extensive quantitative easing measures by the Federal Reserve, bank lending did not expand during the six-month period. This indicates that the

                  Wells Fargo Advantage Large Cap Stock Funds 3


Letter to Shareholders

trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. During the period, however, debate began to escalate over the need for the Fed to outline an "exit strategy" from its stimulus programs. Despite that debate, the Federal Open Market Committee (FOMC) held the federal funds rate at the range of 0% to 0.25% that it first targeted in December 2008. The Fed concluded its purchases of longer-term Treasuries in October 2009 but continued to buy mortgage-backed securities, with that program slated to end in March 2010. In its final statement during the six-month period, the FOMC noted the signs of economic improvement but reiterated that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

SIGNS OF ECONOMIC IMPROVEMENT SUPPORTED A CONTINUED MARKET RALLY.

After a significant rally in the spring and early summer of 2009, stocks continued to advance throughout most of the six-month period before staging a moderate pullback in the final weeks of January 2010. The markets saw slight corrections during October 2009 and January 2010 as volatility returned due to questions about the sustainability of the economic improvement. The broad market, as represented by the S&P 500 Index, rose more than 26% for all of 2009, with a gain of nearly 65% from the March 9 low through year-end.

For the six-month period ended January 31, 2010, the S&P 500 Index gained 9.9%, the Dow Jones Industrial Average rose 9.7%, and the Nasdaq Composite Index advanced 8.5%. Mid cap stocks led in performance for the six-month period, while large cap stocks slightly outpaced small caps. The Russell Midcap Index gained 13.6% during the period, the Russell 1000 Index of large cap stocks rose 10.3%, and the Russell 2000 Index of small cap stocks advanced 8.6%. For the six-month period, the value investment style outperformed the growth investment style across all market capitalizations, as measured by the Russell indices.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

The six-month period that ended January 31, 2010 brought a welcome reprieve from the volatility of 2008 and early 2009. The rebound in market performance that began in early 2009 underscores the importance of maintaining a focus on long-term investment goals through periods of volatility so as not to miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

As a whole, WELLS FARGO ADVANTAGE FUNDS represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 110 funds that cover a broad spectrum of investment styles and asset classes.

FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2010, THE S&P 500 INDEX GAINED 9.9%, THE DOW JONES INDUSTRIAL AVERAGE ROSE 9.7%, AND THE NASDAQ COMPOSITE INDEX ADVANCED 8.5%.

                  4 Wells Fargo Advantage Large Cap Stock Funds


                                                          Letter to Shareholders

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                  6 Wells Fargo Advantage Large Cap Stock Funds

                                                          Performance Highlights

WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION

November 3, 1997

SECTOR DISTRIBUTION (1)
(AS OF JANUARY 31, 2010)

                                   (PIE CHART)

Consumer Discretionary       (12%)
Consumer Staples              (5%)
Energy                        (6%)
Financials                    (6%)
Health Care                  (11%)
Industrials                  (10%)
Information Technology       (46%)
Materials                     (2%)
Telecommunication Services    (2%)

TEN LARGEST EQUITY HOLDINGS (2)
(AS OF JANUARY 31, 2010)

Apple Incorporated                4.66%
Microsoft Corporation             4.55%
Google Incorporated Class A       3.74%
Cisco Systems Incorporated        3.08%
Oracle Corporation                2.74%
MasterCard Incorporated Class A   2.64%
Avon Products Incorporated        2.56%
DirectTV Class A                  2.44%
Amazon.com Incorporated           2.36%
Juniper Networks Incorporated     2.34%

----------
(1.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(2.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 7


Performance Highlights

                           WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF JANUARY 31, 2010)

                                    Including Sales Charge               Excluding Sales Charge        Expense Ratio
                              ----------------------------------  ----------------------------------  ----------------
CAPITAL GROWTH FUND           6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(4)  Net(5)
-------------------           ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (WFCGX)                  0.96     23.49  (1.87)   (0.17)     7.10     31.02  (0.70)    0.42     1.32%    1.25%
Class C (WFCCX)                  5.70     29.02  (1.35)   (0.17)     6.70     30.02  (1.35)   (0.17)    2.07%    2.00%
Administrator Class (WFCDX)                                          7.26     31.46  (0.32)    0.69     1.14%    0.94%
Institutional Class (WWCIX)                                          7.37     31.61  (0.15)    0.78     0.87%    0.75%
Investor Class (SLGIX)                                               7.04     30.91  (0.77)    0.39     1.43%    1.35%
Russell 1000 Growth Index(6)                                         9.85     37.85   1.42    (3.95)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -- www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Performance shown prior to the inception of the Administrator Class shares on June 30, 2003, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Performance shown prior to the inception of the Institutional Class shares on April 11, 2005, reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to June 30, 2003, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Class A and Class C shares incepted on July 31, 2007. Performance shown prior to the inception of Class A shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.

(4.) Reflects the gross expense ratio as stated in the December 1, 2009 prospectus.

(5.) The investment adviser has contractually committed through November 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 1000 Growth Index measures the performance of those Russell
     1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

                 8 Wells Fargo Advantage Large Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION

December 29, 2000

SECTOR DISTRIBUTION (1)
(AS OF JANUARY 31, 2010)

                                  (PIE CHART)

Consumer Discretionary       (15%)
Consumer Staples              (3%)
Energy                        (5%)
Financials                    (7%)
Health Care                  (10%)
Industrials                   (9%)
Information Technology       (47%)
Materials                     (2%)
Telecommunication Services    (2%)

TEN LARGEST EQUITY HOLDINGS (2)
(AS OF JANUARY 31, 2010)

Apple Incorporated                          5.57%
Microsoft Corporation                       4.53%
Google Incorporated Class A                 4.00%
Cisco Systems Incorporated                  3.31%
Express Scripts Incorporated                3.19%
MasterCard Incorporated Class A             2.98%
Teva Phamaceutical Industries limited ADR   2.88%
Amazon.com Incorporated                     2.86%
DirectTV Class A                            2.81%
Noble Energy Incorporated                   2.73%

----------
(1.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(2.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 9


Performance Highlights

                          WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF JANUARY 31, 2010)

                                       Including Sales Charge                    Excluding Sales Charge           Expense Ratio
                              ---------------------------------------  ---------------------------------------  ----------------
ENDEAVOR SELECT FUND          6 Months*  1 Year  5 Year  Life of Fund  6 Months*  1 Year  5 Year  Life of Fund  Gross(4)  Net(5)
--------------------          ---------  ------  ------  ------------  ---------  ------  ------  ------------  --------  ------
Class A (STAEX)                 0.52      20.78  (2.19)     (1.82)        6.62     28.19  (1.02)     (1.18)       1.34%    1.25%
Class B (WECBX)**               1.22      22.13  (2.22)     (1.75)        6.22     27.13  (1.78)     (1.75)       2.08%    2.00%
Class C (WECCX)                 5.22      26.35  (1.78)     (1.92)        6.22     27.35  (1.78)     (1.92)       2.09%    2.00%
Administrator Class (WECDX)                                               6.70     28.60  (0.77)     (1.04)       1.16%    1.00%
Institutional Class (WFCIX)                                               6.84     28.80  (0.60)     (0.95)       0.89%    0.80%
Russell 1000 Growth Index(6)                                              9.85     37.85   1.42      (2.15)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -- www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Performance shown prior to the inception of the Administrator Class and Institutional Class shares, on April 11, 2005, reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class and Institutional Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. Class A, Class B and Class C shares incepted on December 29, 2000.

(4.) Reflects the gross expense ratio as stated in the December 1, 2009 prospectus.

(5.) The investment adviser has contractually committed through November 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 1000 Growth Index measures the performance of those Russell
     1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

                 10 Wells Fargo Advantage Large Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE GROWTH FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Joseph M. Eberhardy, CFA, CPA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION

December 31, 1993

SECTOR DISTRIBUTION (1)
(AS OF JANUARY 31, 2010)

                                  (PIE-CHART)

Consumer Discretionary       (15%)
Consumer Staples              (2%)
Energy                        (6%)
Financials                    (6%)
Health Care                  (18%)
Industrials                   (5%)
Information Technology       (43%)
Telecommunication Services    (1%)
Materials                     (4%)

TEN LARGEST EQUITY HOLDINGS (2)
(AS OF JANUARY 31, 2010)

Google Incorporated Class A                          3.64%
Alexion Pharmaceuticals Incorporated                 2.66%
Cognizant Technology Solutions Corporation Class A   2.56%
Apple Incorporated                                   2.52%
Priceline.com Incorporated                           2.47%
VistaPrint NV                                        2.31%
Cisco Systems Incorporated                           2.21%
Mettler-Toledo International Incorporated            2.16%
Monolithic Power Systems Incorporated                2.15%
Baxter International Incorporated                    2.14%

----------
(1.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(2.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 11


Performance Highlights

                                   WELLS FARGO ADVANTAGE GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF JANUARY 31, 2010)

                                        Including Sales Charge              Excluding Sales Charge        Expense Ratio
                                 ----------------------------------  ----------------------------------  ----------------
GROWTH FUND                      6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(4)  Net(5)
-----------                      ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (SGRAX)                     6.96     35.40   4.17    (2.44)    13.49     43.68   5.41    (1.86)    1.35%    1.30%
Class C (WGFCX)                    11.99     41.49   4.66    (2.64)    12.99     42.49   4.66    (2.64)    2.10%    2.05%
Administrator Class (SGRKX)                                            13.65     44.14   5.76    (1.47)    1.18%    0.96%
Institutional Class (SGRNX)                                            13.76     44.35   5.90    (1.25)    0.91%    0.80%
Investor Class (SGROX)                                                 13.39     43.45   5.25    (1.87)    1.46%    1.40%
Russell 3000(R) Growth Index(6)                                         9.64     37.94   1.38    (3.78)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A shares incepted on February 24, 2000. Effective June 20, 2008, the
     Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from February 24, 2000 through June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to February 24, 2000, for the Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of the Class C shares on December 26, 2002, reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Administrator Class shares incepted on August 30, 2002. Institutional Class shares incepted on February 24, 2000. Performance shown prior to the inception of the Administrator Class shares and Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of than those of the Administrator Class shares and the Institutional Class shares.

(4.) Reflects the gross expense ratio as stated in the December 1, 2009 prospectus.

(5.) The investment adviser has contractually committed through November 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 3000 Growth Index measures the performance of those Russell
     3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this Index are also members of either the Russell 1000 Growth Index or the Russell 2000(R) Growth Index. You cannot invest directly in an Index.

                 12 Wells Fargo Advantage Large Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Joseph M. Eberhardy, CFA, CPA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION

December 30, 1981

SECTOR DISTRIBUTION (1)
(AS OF JANUARY 31, 2010)

                                  (PIE-CHART)

Consumer Discretionary   (12%)
Consumer Staples          (5%)
Energy                    (7%)
Financials                (6%)
Health Care              (15%)
Industrials               (8%)
Information Technology   (41%)
Materials                 (6%)

TEN LARGEST EQUITY HOLDINGS (2)
(AS OF JANUARY 31, 2010)

Google Incorporated Class A                          4.68%
Apple Incorporated                                   4.20%
Cisco Systems Incorporated                           2.91%
International Business Machines Corporation          2.82%
Cognizant Technology Solutions Corporation Class A   2.78%
MasterCard Incorporated Class A                      2.50%
Baxter International Incorporated                    2.23%
Vista Incorporated Class A                           2.16%
Target Corporation                                   2.05%
Abbott Laboratories Incorporated                     1.96%

----------
(1.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(2.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 13


Performance Highlights

                         WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF JANUARY 31, 2010)

                                                                         Expense Ratio
                                                                       -----------------
LARGE CAP GROWTH FUND          6 Months*   1 Year   5 Year   10 Year   Gross(3)   Net(4)
---------------------          ---------   ------   ------   -------   --------   ------
Investor Class (STRFX)            9.63      33.71    1.87     (4.36)     1.46%     1.19%
Russell 1000 Growth Index(5)      9.85      37.85    1.42     (3.95)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Reflects the gross expense ratio as stated in the December 1, 2009 prospectus.

(4.) The investment adviser has contractually committed through November 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(5.) The Russell 1000 Growth Index measures the performance of those Russell
     1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

                 14 Wells Fargo Advantage Large Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND (the Fund) seeks total return comprised of long-term capital appreciation and current income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER

David A. Katz, CFA

FUND INCEPTION

December 29, 1995

SECTOR DISTRIBUTION (1)
(AS OF JANUARY 31, 2010)

                                  (PIE CHART)

Consumer Discretionary         (17%)
Consumer Staples                (7%)
Energy                         (12%)
Financials                     (15%)
Health Care                    (10%)
Industrials                     (8%)
Information Technology         (28%)
Materials                       (3%)

TEN LARGEST EQUITY HOLDINGS (2)
(AS OF JANUARY 31, 2010)

McGraw-Hill Companies Incorpoated   3.93%
Devon Energy Corporation            3.70%
Bank of New York Corporation        3.70%
Staples Incorporated                3.61%
Monster Worldwide Incorporated      3.37%
Western Union Company               3.25%
eBay Incorporated                   3.24%
Tyco International Limited          3.24%
JPMorgan Chase & Company            3.13%
Cisco Systems Incorporated          3.13%

----------
(1.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(2.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 15


Performance Highlights

                       WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF JANUARY 31, 2010)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
LARGE COMPANY CORE FUND       6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
-----------------------       ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SGNAX)                 4.28       37.44   (1.66)    (3.40)     10.66      45.79   (0.49)    (2.83)     1.42%    1.14%
Class B (SGNBX)**               5.20       39.71   (1.63)    (3.24)     10.20      44.71   (1.21)    (3.24)     2.17%    1.89%
Class C (SGNCX)                 9.26       43.78   (1.20)    (3.45)     10.26      44.78   (1.20)    (3.45)     2.17%    1.89%
Administrator Class (SGIKX)                                             10.75      45.99   (0.31)    (2.59)     1.25%    0.95%
Institutional Class (SGNIX)                                             10.90      46.49    0.01     (2.26)     0.97%    0.66%
Investor Class (SGRIX)                                                  10.59      45.57   (0.65)    (2.88)     1.53%    1.28%
S&P 500 Index(6)                                                         9.87      33.14    0.18     (0.80)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -- www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A shares incepted on February 29, 2000. Class B and Class C shares incepted on July 18, 2008. Prior to July 18, 2008, the Fund was named the Growth and Income Fund. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class
     A. Performance shown for Class A from February 29, 2000, through June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to February 29, 2000, for Class A reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of Class B and Class C reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses. Administrator Class shares incepted on December 31, 2001. Institutional Class shares incepted on February 29, 2000. Performance shown prior to the inception of the Administrator Class shares and Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares and Institutional Class shares.

(4.) Reflects the gross expense ratio as stated in the December 1, 2009 prospectus.

(5.) The investment adviser has contractually committed through November 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

                 16 Wells Fargo Advantage Large Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Phocas Financial Corporation

PORTFOLIO MANAGERS

Stephen L. Block, CFA
William F.K. Schaff, CFA

FUND INCEPTION

July 1, 1993

SECTOR DISTRIBUTION (1)
(AS OF JANUARY 31, 2010)

                                   (PIE CHART)

Consumer Discretionary       (11%)
Consumer Staples              (4%)
Energy                       (17%)
Financials                   (23%)
Health Care                  (10%)
Industrials                  (13%)
Information Technology        (7%)
Materials                     (4%)
Telecommunication Services    (5%)
Utilities                     (6%)

TEN LARGEST EQUITY HOLDINGS (2)
(AS OF JANUARY 31, 2010)

Exxon Mobil Corporation        4.28%
General Electric Company       3.67%
JPMorgan Chase & Company       2.73%
Bank of America Corporation    2.47%
Talisman Energy Incorporated   2.29%
Comerica Incorporated          2.27%
AT&T Incorporated              1.91%
Metlife Incorporated           1.84%
Norfolk Southern Corporation   1.76%
Devon Energy Corporation       1.76%

----------
(1.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(2.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 17


Performance Highlights

                      WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF JANUARY 31, 2010)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
LARGE COMPANY VALUE FUND      6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
------------------------      ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (WLCAX)                  4.55      24.40   (0.71)     2.00      10.93      32.00    0.47      2.60      1.52%    1.25%
Class C (WFLVX)                  9.54      30.05   (0.19)     1.93      10.54      31.05   (0.19)     1.93      2.23%    2.00%
Administrator Class (WWIDX)                                             11.06      32.43    0.84      2.97      1.30%    0.96%
Institutional Class (WLCIX)                                             11.23      32.60    0.91      3.01      1.06%    0.75%
Investor Class (SDVIX)                                                  10.87      31.96    0.44      2.63      1.63%    1.35%
Russell 1000 Value Index(6)                                             10.70      31.44   (0.46)     2.52

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -- www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A and Class C shares incepted on March 31, 2008. The performance figures prior to March 21, 2008 do not reflect the Fund's current investment objective and strategies. Performance shown for the Class A shares from March 1, 2002 to March 30, 2008 reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares but has been adjusted to reflect Class A sales charges. Performance shown for Class A shares prior to March 1, 2002, and for the Class C shares prior to their inception reflects the performance of the Investor Class shares, adjust to reflect Class A and Class C sales charges and expenses, as applicable. Administrator Class shares incepted on December 31, 2001. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Institutional Class shares incepted on March 31, 2008. Performance shown prior to the inception of the Institutional Class reflects the performance of the Investor Class, and includes expenses that are not applicable to and higher than those of the Institutional Class shares.

(4.) Reflects the gross expense ratio as stated in the December 1, 2009 prospectus.

(5.) The investment adviser has contractually committed through November 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

                 18 Wells Fargo Advantage Large Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE U.S. VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE U.S. VALUE FUND (the Fund) seeks total return with an emphasis on long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Bryant VanCronkhite, CFA

FUND INCEPTION

December 29, 1995

SECTOR DISTRIBUTION (1)
(AS OF JANUARY 31, 2010)

                                   (PIE CHART)

Consumer Discretionary        (5%)
Consumer Staples              (7%)
Energy                       (21%)
Financials                   (24%)
Health Care                  (11%)
Industrials                  (16%)
Information Technology        (5%)
Materials                     (5%)
Telecommunication Services    (3%)
Utilities                     (3%)

TEN LARGEST EQUITY HOLDINGS (2)
(AS OF JANUARY 31, 2010)

Exxon Mobil Corporation          4.24%
Bank of America                  3.99%
JPMorgan Chase & Company         3.56%
Pfizer Incorporated              3.30%
US Bancorp                       3.01%
General Electric Company         2.91%
Chevron Corporation              2.59%
Noble Energy Incorporated        2.18%
Boeing Company                   2.14%
Anadarko Petroleum Corporation   2.10%

----------
(1.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(2.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 19


Performance Highlights

                               WELLS FARGO ADVANTAGE U.S. VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF JANUARY 31, 2010)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
U.S. VALUE FUND               6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
---------------               ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (WFUAX)                  4.76      25.97   (2.39)    (0.22)     11.20      33.60   (1.24)     0.37      1.48%     1.25%
Class B (WFUBX)**                5.80      27.61   (2.42)    (0.13)     10.80      32.61   (1.98)    (0.13)     2.22%     2.00%
Class C (WFUCX)                  9.81      31.70   (1.99)    (0.36)     10.81      32.70   (1.99)    (0.36)     2.22%     2.00%
Administrator Class (SEQKX)                                             11.29      33.93   (0.96)     0.73      1.29%     0.96%
Investor Class (SEQIX)                                                  11.10      33.40   (1.33)     0.33      1.58%     1.32%
Russell 1000 Value Index(6)                                             10.70      31.44   (0.46)     2.52

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------

(3.) Performance shown prior to the inception of Class A, Class B and Class C on November 30, 2000, reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Administrator Class shares on December 31, 2001, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

(4.) Reflects the gross expense ratio as stated in the December 1, 2009 prospectus.

(5.) The investment adviser has contractually committed through November 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

                 20 Wells Fargo Advantage Large Cap Stock Funds


                                                                   Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from August 1, 2009 to January 31, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning         Ending        Expenses
                                              Account Value   Account Value   Paid During     Net Annual
CAPITAL GROWTH FUND                             08-01-2009      01-31-2010     Period(1)    Expense Ratio
-------------------                           -------------   -------------   -----------   -------------
CLASS A
   Actual                                       $1,000.00       $1,071.00        $ 6.53         1.25%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.90        $ 6.36         1.25%
CLASS C
   Actual                                       $1,000.00       $1,067.00        $10.42         2.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.12        $10.16         2.00%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,072.60        $ 4.91         0.94%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.47        $ 4.79         0.94%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,073.70        $ 3.92         0.75%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.42        $ 3.82         0.75%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,070.40        $ 7.05         1.35%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.40        $ 6.87         1.35%

                 Wells Fargo Advantage Large Cap Stock Funds 21


Fund Expenses

                                                Beginning         Ending        Expenses
                                              Account Value   Account Value   Paid During     Net Annual
ENDEAVOR SELECT FUND                            08-01-2009      01-31-2010     Period(1)    Expense Ratio
--------------------                          -------------   -------------   -----------   -------------
CLASS A
   Actual                                       $1,000.00       $1,066.20        $ 6.51         1.25%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.90        $ 6.36         1.25%
CLASS B
   Actual                                       $1,000.00       $1,062.20        $10.40         2.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.12        $10.16         2.00%
CLASS C
   Actual                                       $1,000.00       $1,062.20        $10.40         2.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.12        $10.16         2.00%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,067.00        $ 5.21         1.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.16        $ 5.09         1.00%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,068.40        $ 4.17         0.80%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.17        $ 4.08         0.80%
GROWTH FUND
CLASS A
   Actual                                       $1,000.00       $1,134.90        $ 7.00         1.30%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.65        $ 6.61         1.30%
CLASS C
   Actual                                       $1,000.00       $1,129.90        $11.01         2.05%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.87        $10.41         2.05%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,136.50        $ 5.17         0.96%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.37        $ 4.89         0.96%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,137.60        $ 4.31         0.80%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.17        $ 4.08         0.80%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,133.90        $ 7.53         1.40%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.15        $ 7.12         1.40%
LARGE CAP GROWTH FUND
INVESTOR CLASS
   Actual                                       $1,000.00       $1,096.30        $ 6.29         1.19%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.21        $ 6.06         1.19%
LARGE COMPANY CORE FUND
CLASS A
   Actual                                       $1,000.00       $1,106.60        $ 6.05         1.14%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.46        $ 5.80         1.14%
CLASS B
   Actual                                       $1,000.00       $1,102.00        $10.01         1.89%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.68        $ 9.60         1.89%
CLASS C
   Actual                                       $1,000.00       $1,102.60        $10.02         1.89%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.68        $ 9.60         1.89%

                 22 Wells Fargo Advantage Large Cap Stock Funds


                                                                   Fund Expenses

                                                Beginning         Ending        Expenses
                                              Account Value   Account Value   Paid During     Net Annual
LARGE COMPANY CORE FUND (continued)             08-01-2009      01-31-2010     Period(1)    Expense Ratio
-----------------------------------           -------------   -------------   -----------   -------------
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,107.50        $ 5.05         0.95%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.42        $ 4.84         0.95%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,109.00        $ 3.51         0.66%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.88        $ 3.36         0.66%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,105.90        $ 6.79         1.28%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.75        $ 6.51         1.28%
LARGE COMPANY VALUE FUND
CLASS A
   Actual                                       $1,000.00       $1,109.30        $ 6.65         1.25%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.90        $ 6.36         1.25%
CLASS C
   Actual                                       $1,000.00       $1,105.40        $10.61         2.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.12        $10.16         2.00%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,110.60        $ 5.11         0.96%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.37        $ 4.89         0.96%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,112.30        $ 3.99         0.75%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.42        $ 3.82         0.75%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,108.70        $ 7.18         1.35%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.40        $ 6.87         1.35%
U.S. VALUE FUND
CLASS A
   Actual                                       $1,000.00       $1,112.00        $ 6.65         1.25%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.90        $ 6.36         1.25%
CLASS B
   Actual                                       $1,000.00       $1,108.00        $10.63         2.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.12        $10.16         2.00%
CLASS C
   Actual                                       $1,000.00       $1,108.10        $10.63         2.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.12        $10.16         2.00%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,112.90        $ 5.11         0.96%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.37        $ 4.89         0.96%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,111.00        $ 7.02         1.32%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.55        $ 6.72         1.32%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

                 Wells Fargo Advantage Large Cap Stock Funds 23


Portfolio of Investments--January 31, 2010 (Unaudited)

CAPITAL GROWTH FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
COMMON STOCKS: 96.86%
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 1.54%
        612,800   COACH INCORPORATED                                                                      $       21,374,464
                                                                                                          ------------------
AUTO & TRUCKS: 1.14%
      1,450,150   FORD MOTOR COMPANY+<<                                                                           15,719,626
                                                                                                          ------------------
BEVERAGES: 0.83%
        231,610   ANHEUSER BUSCH INBEV+                                                                           11,531,862
                                                                                                          ------------------
BIOPHARMACEUTICALS: 4.21%
        236,879   CELGENE CORPORATION+                                                                            13,449,990
        313,942   GILEAD SCIENCES INCORPORATED+                                                                   15,153,980
        522,610   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                      29,642,439
                                                                                                                  58,246,409
                                                                                                          ------------------
BUSINESS SERVICES: 4.29%
        329,773   ALLIANCE DATA SYSTEMS CORPORATION+<<                                                            19,608,303
      1,726,500   ORACLE CORPORATION                                                                              39,813,090
                                                                                                                  59,421,393
                                                                                                          ------------------
CHEMICALS & ALLIED PRODUCTS: 2.12%
        385,700   AIR PRODUCTS & CHEMICALS INCORPORATED                                                           29,297,772
                                                                                                          ------------------
COAL MINING: 0.99%
        326,417   PEABODY ENERGY CORPORATION                                                                      13,748,684
                                                                                                          ------------------
COMMUNICATIONS: 1.68%
        241,022   EQUINIX INCORPORATED+<<                                                                         23,193,547
                                                                                                          ------------------
COMMUNICATIONS EQUIPMENT: 2.46%
      1,372,750   JUNIPER NETWORKS INCORPORATED+<<                                                                34,085,383
                                                                                                          ------------------
COMPUTERS - MEMORY DEVICES: 2.12%
      1,757,450   EMC CORPORATION+                                                                                29,296,692
                                                                                                          ------------------
COSMETICS, PERSONAL CARE: 2.69%
      1,235,200   AVON PRODUCTS INCORPORATED                                                                      37,228,928
                                                                                                          ------------------
CRUDE PETROLEUM & NATURAL GAS: 1.67%
        312,150   NOBLE ENERGY INCORPORATED                                                                       23,080,371
                                                                                                          ------------------
DEPOSITORY INSTITUTIONS: 3.04%
      1,756,550   BANK OF AMERICA CORPORATION                                                                     26,664,429
        395,300   JPMORGAN CHASE & COMPANY                                                                        15,392,982
                                                                                                                  42,057,411
                                                                                                          ------------------
DRILLING OIL & NATURAL GAS WELLS: 1.19%
        406,850   NOBLE CORPORATION                                                                               16,404,192
                                                                                                          ------------------
E-COMMERCE/SERVICES: 3.32%
        273,750   AMAZON.COM INCORPORATED+                                                                        34,330,988
        506,141   EBAY INCORPORATED+                                                                              11,651,366
                                                                                                                  45,982,354
                                                                                                          ------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 9.97%
        351,850   AMPHENOL CORPORATION CLASS A                                                                    14,017,704
        769,570   BROADCOM CORPORATION CLASS A                                                                    20,562,910

                 24 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

CAPITAL GROWTH FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT (continued)
      1,993,250   CISCO SYSTEMS INCORPORATED+                                                             $       44,788,328
      1,110,450   MARVELL TECHNOLOGY GROUP LIMITED+                                                               19,355,144
      2,260,500   MICRON TECHNOLOGY INCORPORATED+<<                                                               19,711,560
        442,750   NETAPP INCORPORATED+                                                                            12,897,308
        429,051   NVIDIA CORPORATION+                                                                              6,603,090
                                                                                                                 137,936,044
                                                                                                          ------------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.68%
        532,600   ILLINOIS TOOL WORKS INCORPORATED                                                                23,216,034
                                                                                                          ------------------
GENERAL MERCHANDISE STORES: 1.86%
        677,650   TJX COMPANIES INCORPORATED                                                                      25,757,477
                                                                                                          ------------------
HEALTH SERVICES: 3.57%
        336,450   EXPRESS SCRIPTS INCORPORATED+                                                                   28,214,697
        345,400   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                            21,235,192
                                                                                                                  49,449,889
                                                                                                          ------------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS: 1.36%
        673,600   FOSTER WHEELER AG+                                                                              18,847,328
                                                                                                          ------------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 8.59%
        352,145   APPLE INCORPORATED+                                                                             67,654,097
        696,599   INGERSOLL-RAND PLC                                                                              22,611,604
      1,478,646   INTEL CORPORATION                                                                               28,685,732
                                                                                                                 118,951,433
                                                                                                          ------------------
INFORMATION & BUSINESS SERVICES: 5.20%
        102,694   GOOGLE INCORPORATED CLASS A+                                                                    54,368,257
      1,171,300   YAHOO! INCORPORATED+                                                                            17,581,213
                                                                                                                  71,949,470
                                                                                                          ------------------
INSURANCE CARRIERS: 1.22%
        511,750   UNITEDHEALTH GROUP INCORPORATED                                                                 16,887,750
                                                                                                          ------------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS: 1.39%
        399,150   ROCKWELL AUTOMATION INCORPORATED<<                                                              19,254,996
                                                                                                          ------------------
MEDIA - COMMUNICATION: 2.56%
      1,166,784   DIRECTV+                                                                                        35,411,894
                                                                                                          ------------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.54%
        603,200   TYCO INTERNATIONAL LIMITED                                                                      21,371,376
                                                                                                          ------------------
MISCELLANEOUS RETAIL: 0.95%
        229,650   COSTCO WHOLESALE CORPORATION                                                                    13,188,800
                                                                                                          ------------------
MOTION PICTURES: 0.70%
        328,700   WALT DISNEY COMPANY                                                                              9,713,085
                                                                                                          ------------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 4.37%
        585,950   AMERICAN EXPRESS COMPANY                                                                        22,066,877
        153,500   MASTERCARD INCORPORATED CLASS A                                                                 38,359,650
                                                                                                                  60,426,527
                                                                                                          ------------------
OIL & GAS: 0.96%
        418,350   SUNCOR ENERGY INCORPORATED                                                                      13,240,778
                                                                                                          ------------------

                 Wells Fargo Advantage Large Cap Stock Funds 25


Portfolio of Investments--January 31, 2010 (Unaudited)

CAPITAL GROWTH FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
OIL & GAS FIELD SERVICES: 1.22%
        199,143   TRANSOCEAN LIMITED+                                                                     $       16,875,378
                                                                                                          ------------------
RETAIL: 0.18%
         69,582   BEST BUY COMPANY INCORPORATED                                                                    2,550,180
                                                                                                          ------------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.20%
        859,950   INVESCO LIMITED                                                                                 16,597,035
                                                                                                          ------------------
SOFTWARE: 4.78%
      2,347,650   MICROSOFT CORPORATION                                                                           66,156,777
                                                                                                          ------------------
SURGICAL & MEDICAL INSTRUMENTS & APPARATUS: 1.87%
        513,300   COVIDIEN LIMITED                                                                                25,952,448
                                                                                                          ------------------
TELECOMMUNICATIONS: 5.69%
        740,274   AMERICAN TOWER CORPORATION CLASS A+                                                             31,424,631
      4,205,432   MOTOROLA INCORPORATED                                                                           25,863,407
        549,270   QUALCOMM INCORPORATED                                                                           21,525,891
                                                                                                                  78,813,929
                                                                                                          ------------------
TRANSPORTATION BY AIR: 1.87%
      2,111,600   DELTA AIR LINES INCORPORATED+<<                                                                 25,824,865
                                                                                                          ------------------
TRAVEL & RECREATION: 0.84%
        540,500   EXPEDIA INCORPORATED                                                                            11,572,105
                                                                                                          ------------------
TOTAL COMMON STOCKS (COST $1,277,422,700)                                                                      1,340,614,686
                                                                                                          ------------------

COLLATERAL FOR SECURITIES LENDING: 5.52%

                                                                                 YIELD
                                                                               --------
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.27%
      3,709,586   DWS MONEY MARKET SERIES INSTITUTIONAL(u)                         0.13%                           3,709,586
                                                                                                          ------------------

                                                                               INTEREST
   PRINCIPAL                                                                     RATE     MATURITY DATE
   ---------                                                                   --------   -------------
COLLATERAL INVESTED IN OTHER ASSETS: 5.25%
$     1,642,817   ABN AMRO NORTH AMERICA FINANCE INCORPORATED                      0.18      02/08/2010            1,642,743
        649,178   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                    0.25      02/03/2010              649,178
        397,456   AMSTEL FUNDING CORPORATION++(p)                                  0.60      02/05/2010              397,416
        105,988   ANGLO IRISH BANK CORPORATION++                                   0.24      02/03/2010              105,985
        529,941   ANGLO IRISH BANK CORPORATION++                                   0.24      02/04/2010              529,923
        582,935   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/22/2010              582,864
        264,970   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/26/2010              264,933
        264,970   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/08/2010              264,957
        397,456   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/19/2010              397,411
        794,911   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.22      02/17/2010              794,824
        688,923   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.23      02/24/2010              688,813
      2,268,571   BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $2,268,594)        0.12      02/01/2010            2,268,571
        953,894   BANK OF IRELAND                                                  0.35      02/01/2010              953,894
        556,438   BANK OF IRELAND                                                  0.50      02/02/2010              556,438
      1,483,834   BANK OF NOVA SCOTIA (HOUSTON)                                    0.18      02/16/2010            1,483,845
         52,994   BEETHOVEN FUNDING CORPORATION++(p)                               0.30      02/03/2010               52,992
        211,976   BEETHOVEN FUNDING CORPORATION++(p)                               0.32      02/02/2010              211,971
      1,589,823   BNP PARIBAS (NEW YORK)                                           0.15      02/01/2010            1,589,822
      1,195,388   BRYANT PARK FUNDING LLC++(p)                                     0.16      02/12/2010            1,195,318

                 26 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

CAPITAL GROWTH FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE          VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$       119,237   BTM CAPITAL CORPORATION++                                        0.26%     02/03/2010   $          119,233
        211,976   CALCASIEU PARISH LA+/-ss                                         0.35      12/01/2027              211,976
        291,467   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss      0.30      06/01/2028              291,467
        140,302   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                        0.25      10/01/2038              140,302
      1,483,834   CONCORD MINUTEMEN CAPITAL COMPANY++(p)                           0.35      02/16/2010            1,483,589
        423,953   COOK COUNTY IL+/-ss                                              0.25      11/01/2030              423,953
      1,483,834   DANSKE BANK A/S COPENHAGEN                                       0.15      02/01/2010            1,483,834
        953,894   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                     0.33      12/15/2037              953,894
      1,483,834   DEUTSCHE BANK (CAYMAN)                                           0.12      02/01/2010            1,483,834
        556,438   DEXIA BANK (GRAND CAYMAN)                                        0.22      02/02/2010              556,438
        794,911   DEXIA DELAWARE LLC                                               0.21      02/04/2010              794,888
      1,483,834   DNB NOR BANK ASA                                                 0.13      02/01/2010            1,483,834
      1,483,834   ENI FINANCE USA INCORPORATED++                                   0.19      02/04/2010            1,483,795
        476,947   ERASMUS CAPITAL CORPORATION++(p)                                 0.20      02/19/2010              476,894
        582,935   ERASMUS CAPITAL CORPORATION++(p)                                 0.22      02/04/2010              582,917
        794,911   FORTIS BANK NV SA                                                0.17      02/03/2010              794,911
        688,923   FORTIS BANK NV SA                                                0.19      02/05/2010              688,923
      1,324,852   GDF SUEZ++                                                       0.20      02/03/2010            1,324,823
      1,966,981   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $1,967,001)        0.12      02/01/2010            1,966,981
      1,536,828   GRAMPIAN FUNDING LLC++(p)                                        0.24      02/18/2010            1,536,638
      5,194,392   GRYPHON FUNDING LIMITED(a)(i)                                    0.00      08/05/2010            2,033,604
        741,917   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      05/01/2023              741,917
        537,890   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      07/01/2034              537,890
         87,440   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss            0.23      11/01/2042               87,440
        794,911   HOUSTON TX UTILITY SYSTEM+/-ss                                   0.18      05/15/2034              794,911
        264,970   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUE+/-ss           0.22      07/01/2029              264,970
        105,988   INDIANA MUNICIPAL POWER AGENCY+/-ss                              0.24      01/01/2018              105,988
      1,351,349   ING USA FUNDING LLC                                              0.17      02/09/2010            1,351,285
        158,982   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                           0.24      04/15/2025              158,982
      1,483,834   KBC BANK NV BRUSSELS                                             0.15      02/01/2010            1,483,834
      1,642,817   LLOYDS TSB BANK PLC                                              0.20      02/04/2010            1,642,821
        217,965   LMA AMERICAS LLC++(p)                                            0.18      02/11/2010              217,952
        992,314   LMA AMERICAS LLC++(p)                                            0.18      02/12/2010              992,250
         52,994   LOUIS DREYFUS CORPORATION                                        0.25      02/01/2010               52,993
      1,751,454   MASSACHUSETTS HEFA+/-ss                                          0.19      10/01/2034            1,751,454
        529,941   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/22/2010              529,883
        953,894   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/26/2010              953,772
        264,970   MONT BLANC CAPITAL CORPORATION++(p)                              0.19      02/10/2010              264,955
        190,779   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                        0.21      02/01/2036              190,779
      1,589,823   NATIXIS US FINANCE COMPANY LLC                                   0.21      02/10/2010            1,589,721
        105,988   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                         0.24      01/01/2018              105,988
      1,242,711   NEW YORK STATE DORMITORY AUTHORITY+/-ss                          0.16      07/01/2034            1,242,711
        922,097   NEWPORT BEACH CALIFORNIA REVENUE+/-ss                            0.18      12/01/2040              922,097
      1,060,412   NEWPORT FUNDING CORPORATION++(p)                                 0.20      02/16/2010            1,060,311
      1,059,882   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                     0.18      02/18/2010            1,059,781
        309,750   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                         0.24      01/01/2034              309,750
      1,059,882   REGENCY MARKETS #1 LLC++(p)                                      0.18      02/16/2010            1,059,792
        145,734   ROMULUS FUNDING CORPORATION++(p)                                 0.28      02/18/2010              145,712
      1,021,726   ROYAL BANK OF SCOTLAND PLC                                       0.17      02/03/2010            1,021,707
      1,642,817   SCALDIS CAPITAL LIMITED++(p)                                     0.20      02/04/2010            1,642,771
      1,483,834   SOCIETE GENERALE BANNON LLC                                      0.19      02/11/2010            1,483,834
        105,988   SOCIETE GENERALE BANNON LLC                                      0.24      02/10/2010              105,989
      1,377,846   SOLITAIRE FUNDING LLC++(p)                                       0.21      02/11/2010            1,377,750

                 Wells Fargo Advantage Large Cap Stock Funds 27


Portfolio of Investments--January 31, 2010 (Unaudited)

CAPITAL GROWTH FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE          VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$     1,483,834   SVENSKA HANDELSBANKEN (NEW YORK)                                 0.22%     02/11/2010   $        1,483,859
        921,461   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.17      02/25/2010              921,348
        212,294   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.18      02/19/2010              212,273
      1,244,142   TULIP FUNDING CORPORATION++(p)                                   0.16      02/10/2010            1,244,081
        476,947   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                0.20      07/01/2032              476,947
      1,695,811   UNICREDITO ITALIANO (NEW YORK)                                   0.22      02/08/2010            1,695,811
      1,483,834   VALDEZ ALASKA MARINE TERM REVENUE+/-ss                           0.18      07/01/2037            1,483,834
        158,982   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                0.22      12/15/2040              158,982
      6,542,677   VFNC CORPORATION+++/-(a)(i)                                      0.46      09/30/2010            3,271,338
      1,589,823   YORKTOWN CAPITAL LLC++(p)                                        0.19      02/03/2010            1,589,794
                                                                                                                  72,738,883
                                                                                                          ------------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $75,829,163)                                                        76,448,469
                                                                                                          ------------------

     SHARES                                                                      YIELD
     ------                                                                    --------
SHORT-TERM INVESTMENTS: 2.56%
MUTUAL FUNDS: 2.56%
     35,398,882   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)~+++                  0.11                           35,398,882
                                                                                                          ------------------
TOTAL SHORT-TERM INVESTMENTS (COST $35,398,882)                                                                   35,398,882
                                                                                                          ------------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,388,650,745)*                                            104.94%                                      1,452,462,037
OTHER ASSETS AND LIABILITIES, NET                                  (4.94)                                        (68,330,849)
                                                                  ------                                  ------------------
TOTAL NET ASSETS                                                  100.00%                                 $    1,384,131,188
                                                                  ------                                  ------------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

+++  Short-term security of an affiliate of the Fund with a cost of $35,398,882.

* Cost for federal income tax purposes is $1,400,970,177 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $123,332,056
Gross unrealized depreciation    (71,840,196)
                                ------------
Net unrealized appreciation     $ 51,491,860

The accompanying notes are an integral part of these financial statements.

                 28 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

ENDEAVOR SELECT FUND

     SHARES       SECURITY NAME                                                                                 VALUE
---------------   -------------                                                                           ------------------
COMMON STOCKS: 98.22%
AUTO & TRUCKS: 2.33%
      2,734,700   FORD MOTOR COMPANY+<<                                                                   $       29,644,148
                                                                                                          ------------------
BIOPHARMACEUTICALS: 3.20%
        718,865   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                      40,774,023
                                                                                                          ------------------
BUSINESS SERVICES: 5.60%
      1,371,600   JUNIPER NETWORKS INCORPORATED+                                                                  34,056,828
      1,621,700   ORACLE CORPORATION                                                                              37,396,402
                                                                                                                  71,453,230
                                                                                                          ------------------
CHEMICALS & ALLIED PRODUCTS: 2.18%
        366,200   AIR PRODUCTS & CHEMICALS INCORPORATED                                                           27,816,552
                                                                                                          ------------------
COMPUTERS - MEMORY DEVICES: 2.58%
      1,970,100   EMC CORPORATION+                                                                                32,841,567
                                                                                                          ------------------
COSMETICS, PERSONAL CARE: 2.66%
      1,126,200   AVON PRODUCTS INCORPORATED                                                                      33,943,668
                                                                                                          ------------------
CRUDE PETROLEUM & NATURAL GAS: 3.03%
        522,700   NOBLE ENERGY INCORPORATED                                                                       38,648,438
                                                                                                          ------------------
DEPOSITORY INSTITUTIONS: 2.72%
      2,288,100   BANK OF AMERICA CORPORATION<<                                                                   34,733,358
                                                                                                          ------------------
E-COMMERCE/SERVICES: 7.23%
        323,100   AMAZON.COM INCORPORATED+                                                                        40,519,971
        800,077   EBAY INCORPORATED+<<                                                                            18,417,773
        170,100   PRICELINE.COM INCORPORATED+<<                                                                   33,229,035
                                                                                                                  92,166,779
                                                                                                          ------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 9.27%
        933,554   BROADCOM CORPORATION CLASS A                                                                    24,944,563
      2,086,100   CISCO SYSTEMS INCORPORATED+                                                                     46,874,667
      1,450,900   MARVELL TECHNOLOGY GROUP LIMITED+                                                               25,289,187
        515,100   NETAPP INCORPORATED+                                                                            15,004,863
        397,400   NVIDIA Corporation+                                                                              6,115,986
                                                                                                                 118,229,266
                                                                                                          ------------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 2.75%
        804,100   ILLINOIS TOOL WORKS INCORPORATED                                                                35,050,719
                                                                                                          ------------------
GENERAL MERCHANDISE STORES: 2.12%
        711,700   TJX COMPANIES INCORPORATED                                                                      27,051,717
                                                                                                          ------------------
HEALTH SERVICES: 3.54%
        538,700   EXPRESS SCRIPTS INCORPORATED+                                                                   45,175,382
                                                                                                          ------------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 10.36%
        410,249   APPLE INCORPORATED+                                                                             78,817,038
        728,308   INGERSOLL-RAND PLC<<                                                                            23,640,878
      1,527,332   INTEL CORPORATION                                                                               29,630,241
                                                                                                                 132,088,157
                                                                                                          ------------------

                 Wells Fargo Advantage Large Cap Stock Funds 29


                          Portfolio of Investments--January 31, 2010 (Unaudited)

ENDEAVOR SELECT FUND

     SHARES       SECURITY NAME                                                                                 VALUE
---------------   -------------                                                                           ------------------
INFORMATION & BUSINESS SERVICES: 6.28%
        106,782   GOOGLE INCORPORATED CLASS A+                                                            $       56,532,526
      1,569,480   YAHOO! INCORPORATED+                                                                            23,557,895
                                                                                                                  80,090,421
                                                                                                          ------------------
MEDIA - COMMUNICATION: 3.12%
      1,308,781   DIRECTV+                                                                                        39,721,503
                                                                                                          ------------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 2.34%
        843,200   TYCO INTERNATIONAL LIMITED<<                                                                     29,874,576
                                                                                                          ------------------
MOTION PICTURES: 1.16%
        499,700   WALT DISNEY COMPANY                                                                             14,766,135
                                                                                                          ------------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 5.84%
        858,100   AMERICAN EXPRESS COMPANY                                                                        32,316,046
        168,700   MASTERCARD INCORPORATED CLASS A<<                                                                42,158,130
                                                                                                                  74,474,176
                                                                                                          ------------------
OIL & GAS FIELD SERVICES: 1.97%
        296,073   TRANSOCEAN LIMITED+                                                                             25,089,226
                                                                                                          ------------------
RETAIL: 0.26%
         89,273   BEST BUY COMPANY INCORPORATED                                                                    3,271,855
                                                                                                          ------------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.27%
        839,100   INVESCO LIMITED                                                                                 16,194,630
                                                                                                          ------------------
SOFTWARE: 5.03%
      2,275,400   MICROSOFT CORPORATION                                                                           64,120,772
                                                                                                          ------------------
SURGICAL & MEDICAL INSTRUMENTS & APPARATUS: 2.97%
        748,200   COVIDIEN LIMITED                                                                                37,828,992
                                                                                                          ------------------
TELECOMMUNICATIONS: 6.41%
        698,547   AMERICAN TOWER CORPORATION CLASS A+                                                             29,653,320
      4,277,822   MOTOROLA INCORPORATED                                                                           26,308,605
        656,454   QUALCOMM INCORPORATED                                                                           25,726,432
                                                                                                                  81,688,357
                                                                                                          ------------------
TRANSPORTATION BY AIR: 2.00%
      2,080,900   DELTA AIR LINES INCORPORATED+<<                                                                 25,449,408
                                                                                                          ------------------
TOTAL COMMON STOCKS (COST $1,118,414,395)                                                                      1,252,187,055
                                                                                                          ------------------

COLLATERAL FOR SECURITIES LENDING: 12.33%

                                                                                 YIELD
                                                                               --------
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.61%
     7,807,702   DWS MONEY MARKET SERIES INSTITUTIONAL(u)                        0.13%                             7,807,702
                                                                                                          ------------------

                                                                               INTEREST
    PRINCIPAL                                                                    RATE     MATURITY DATE
---------------                                                                --------   -------------
COLLATERAL INVESTED IN OTHER ASSETS: 11.72%
$     3,457,697   ABN AMRO NORTH AMERICA FINANCE INCORPORATED                      0.18      02/08/2010            3,457,541
      1,366,348   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                    0.25      02/03/2010            1,366,348
        836,539   AMSTEL FUNDING CORPORATION++(p)                                  0.60      02/05/2010              836,456
        223,077   ANGLO IRISH BANK CORPORATION++                                   0.24      02/03/2010              223,071
      1,115,386   ANGLO IRISH BANK CORPORATION++                                   0.24      02/04/2010            1,115,349
      1,226,925   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/22/2010            1,226,776

                 30 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

ENDEAVOR SELECT FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE         VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       557,693   ANTALIS US FUNDING CORPORATION++(p)                              0.19%     02/26/2010   $          557,614
        557,693   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/08/2010              557,665
        836,539   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/19/2010              836,447
      1,673,079   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.22      02/17/2010            1,672,895
      1,450,002   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.23      02/24/2010            1,449,770
      4,774,744   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
                  COLLATERALIZED BY MORTGAGE
                  BACKED SECURITIES (MATURITY VALUE $4,774,792)                    0.12      02/01/2010            4,774,744
      2,007,695   BANK OF IRELAND                                                  0.35      02/01/2010            2,007,695
      1,171,155   BANK OF IRELAND                                                  0.50      02/02/2010            1,171,155
      3,123,081   BANK OF NOVA SCOTIA (HOUSTON)                                    0.18      02/16/2010            3,123,103
        111,539   BEETHOVEN FUNDING CORPORATION++(p)                               0.30      02/03/2010              111,535
        446,154   BEETHOVEN FUNDING CORPORATION++(p)                               0.32      02/02/2010              446,142
      3,346,158   BNP PARIBAS (NEW YORK)                                           0.15      02/01/2010            3,346,156
      2,515,976   BRYANT PARK FUNDING LLC++(p)                                     0.16      02/12/2010            2,515,831
        250,962   BTM CAPITAL CORPORATION++                                        0.26      02/03/2010              250,955
        446,154   CALCASIEU PARISH LA+/-ss                                         0.35      12/01/2027              446,154
        613,462   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT
                  AUTHORITY+/-ss                                                   0.30      06/01/2028              613,462
        295,298   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                        0.25      10/01/2038              295,298
      3,123,081   CONCORD MINUTEMEN CAPITAL COMPANY++(p)                           0.35      02/16/2010            3,122,565
        892,309   COOK COUNTY IL+/-ss                                              0.25      11/01/2030              892,309
      3,123,081   DANSKE BANK A/S COPENHAGEN                                       0.15      02/01/2010            3,123,081
      2,007,695   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                     0.33      12/15/2037            2,007,695
      3,123,081   DEUTSCHE BANK (CAYMAN)                                           0.12      02/01/2010            3,123,081
      1,171,155   DEXIA BANK (GRAND CAYMAN)                                        0.22      02/02/2010            1,171,155
      1,673,079   DEXIA DELAWARE LLC                                               0.21      02/04/2010            1,673,030
      3,123,081   DNB NOR BANK ASA                                                 0.13      02/01/2010            3,123,081
      3,123,081   ENI FINANCE USA INCORPORATED++                                   0.19      02/04/2010            3,122,998
      1,003,847   ERASMUS CAPITAL CORPORATION++(p)                                 0.20      02/19/2010            1,003,736
      1,226,925   ERASMUS CAPITAL CORPORATION++(p)                                 0.22      02/04/2010            1,226,887
      1,673,079   FORTIS BANK NV SA                                                0.17      02/03/2010            1,673,079
      1,450,002   FORTIS BANK NV SA                                                0.19      02/05/2010            1,450,002
      2,788,465   GDF SUEZ++                                                       0.20      02/03/2010            2,788,403
      4,139,978   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $4,140,019)        0.12      02/01/2010            4,139,978
      3,234,619   GRAMPIAN FUNDING LLC++(p)                                        0.24      02/18/2010            3,234,218
      7,331,740   GRYPHON FUNDING LIMITED(a)(i)                                    0.00      08/05/2010            2,870,376
      1,561,540   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      05/01/2023            1,561,540
      1,132,117   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      07/01/2034            1,132,117
        184,039   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss            0.23      11/01/2042              184,039
      1,673,079   HOUSTON TX UTILITY SYSTEM+/-ss                                   0.18      05/15/2034            1,673,079
        557,693   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUE+/-ss           0.22      07/01/2029              557,693
        223,077   INDIANA MUNICIPAL POWER AGENCY+/-ss                              0.24      01/01/2018              223,077
      2,844,234   ING USA FUNDING LLC                                              0.17      02/09/2010            2,844,100
        334,616   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                           0.24      04/15/2025              334,616
      3,123,081   KBC BANK NV BRUSSELS                                             0.15      02/01/2010            3,123,081
      3,457,697   LLOYDS TSB BANK PLC                                              0.20      02/04/2010            3,457,706
        458,758   LMA AMERICAS LLC++(p)                                            0.18      02/11/2010              458,731
      2,088,560   LMA AMERICAS LLC++(p)                                            0.18      02/12/2010            2,088,424
        111,539   LOUIS DREYFUS CORPORATION                                        0.25      02/01/2010              111,537
      3,686,351   MASSACHUSETTS HEFA+/-ss                                          0.19      10/01/2034            3,686,351
      1,115,386   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/22/2010            1,115,265
      2,007,695   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/26/2010            2,007,439
        557,693   MONT BLANC CAPITAL CORPORATION++(p)                              0.19      02/10/2010              557,661
        401,539   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                        0.21      02/01/2036              401,539
      3,346,158   NATIXIS US FINANCE COMPANY LLC                                   0.21      02/10/2010            3,345,943
        223,077   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                         0.24      01/01/2018              223,077

                 Wells Fargo Advantage Large Cap Stock Funds 31


Portfolio of Investments--January 31, 2010 (Unaudited)

ENDEAVOR SELECT FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE         VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$     2,615,580   NEW YORK STATE DORMITORY AUTHORITY+/-ss                          0.16%     07/01/2034   $        2,615,580
      1,940,772   NEWPORT BEACH CALIFORNIA REVENUE+/-ss                            0.18      12/01/2040            1,940,772
      2,231,887   NEWPORT FUNDING CORPORATION++(p)                                 0.20      02/16/2010            2,231,677
      2,230,772   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                     0.18      02/18/2010            2,230,560
        651,943   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                         0.24      01/01/2034              651,943
      2,230,772   REGENCY MARKETS #1 LLC++(p)                                      0.18      02/16/2010            2,230,582
        306,731   ROMULUS FUNDING CORPORATION++(p)                                 0.28      02/18/2010              306,686
      2,150,464   ROYAL BANK OF SCOTLAND PLC                                       0.17      02/03/2010            2,150,424
      3,457,697   SCALDIS CAPITAL LIMITED++(p)                                     0.20      02/04/2010            3,457,600
      3,123,081   SOCIETE GENERALE BANNON LLC                                      0.19      02/11/2010            3,123,081
        223,077   SOCIETE GENERALE BANNON LLC                                      0.24      02/10/2010              223,080
      2,900,004   SOLITAIRE FUNDING LLC++(p)                                       0.21      02/11/2010            2,899,801
      3,123,081   SVENSKA HANDELSBANKEN (NEW YORK)                                 0.22      02/11/2010            3,123,133
      1,939,433   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.17      02/25/2010            1,939,195
        446,824   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.18      02/19/2010              446,779
      2,618,592   TULIP FUNDING CORPORATION++(p)                                   0.16      02/10/2010            2,618,464
      1,003,847   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                0.20      07/01/2032            1,003,847
      3,569,235   UNICREDITO ITALIANO (NEW YORK)                                   0.22      02/08/2010            3,569,235
      3,123,081   VALDEZ ALASKA MARINE TERM REVENUE+/-ss                           0.18      07/01/2037            3,123,081
        334,616   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                0.22      12/15/2040              334,616
      9,234,807   VFNC CORPORATION+++/-(a)(i)                                      0.46      09/30/2010            4,617,404
      3,346,158   YORKTOWN CAPITAL LLC++(p)                                        0.19      02/03/2010            3,346,082
                                                                                                          ------------------
                                                                                                                 149,418,473
                                                                                                          ------------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $156,352,041)                                                      157,226,175
                                                                                                          ------------------

     SHARES                                                                        YIELD
---------------                                                                -------------
SHORT-TERM INVESTMENTS: 0.43%
MUTUAL FUNDS: 0.43%
      5,456,877   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)~+++                  0.11                            5,456,877
                                                                                                          ------------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,456,877)                                                                     5,456,877
                                                                                                          ------------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,280,223,313)*                                                110.98%                                  1,414,870,107
OTHER ASSETS AND LIABILITIES, NET                                     (10.98)                                   (139,998,992)
                                                                      ------                              ------------------
TOTAL NET ASSETS                                                      100.00%                             $    1,274,871,115
                                                                      ------                              ------------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

+++  Short-term security of an affiliate of the Fund with a cost of $5,456,877.

* Cost for federal income tax purposes is $1,300,042,815 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation    $171,445,028
Gross unrealized depreciation     (56,617,736)
                                 ------------
Net unrealized appreciation      $114,827,292

The accompanying notes are an integral part of these financial statements.

                 32 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

GROWTH FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
COMMON STOCKS: 99.50%
AEROSPACE, DEFENSE: 0.76%
        169,000   UNITED TECHNOLOGIES CORPORATION                                                         $       11,404,120
                                                                                                          ------------------
AMUSEMENT & RECREATION SERVICES: 0.15%
         58,000   BALLY TECHNOLOGIES INCORPORATED+                                                                 2,300,860
                                                                                                          ------------------
APPAREL & ACCESSORY STORES: 0.70%
        330,000   URBAN OUTFITTERS INCORPORATED+                                                                  10,418,100
                                                                                                          ------------------
BIOPHARMACEUTICALS: 4.98%
        152,000   ACORDA THERAPEUTICS INCORPORATED+                                                                4,252,960
        970,000   ALEXION PHARMACEUTICALS INCORPORATED<<+                                                         44,978,900
        200,000   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                      11,344,000
        233,000   UNITED THERAPEUTICS CORPORATION+                                                                13,879,810
                                                                                                                  74,455,670
                                                                                                          ------------------
BUSINESS SERVICES: 12.61%
      2,150,000   ARIBA INCORPORATED+                                                                             27,068,500
         21,600   BAIDU.COM INCORPORATED ADR+                                                                      8,892,936
        110,000   CAPELLA EDUCATION COMPANY+                                                                       8,071,800
        121,000   CHECK POINT SOFTWARE TECHNOLOGIES LIMITED<<+                                                     3,869,580
        990,000   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                             43,223,400
        706,000   CONCUR TECHNOLOGIES INCORPORATED<<+                                                             27,992,900
        162,000   F5 NETWORKS INCORPORATED+                                                                        8,007,660
         64,350   LONGTOP FINANCIAL TECHNOLOGIES LIMITED ADR+                                                      2,230,371
         93,000   MEDASSETS INCORPORATED+                                                                          1,882,320
        146,000   SALESFORCE.COM INCORPORATED+                                                                     9,278,300
        145,000   SOLARWINDS INCORPORATED+                                                                         2,817,350
      1,102,000   SUCCESSFACTORS INCORPORATED+                                                                    17,962,600
        668,000   SYBASE INCORPORATED<<+                                                                          27,167,560
                                                                                                                 188,465,277
                                                                                                          ------------------
CASINO & GAMING: 1.34%
        542,000   WMS INDUSTRIES INCORPORATED+                                                                    20,097,360
                                                                                                          ------------------
CHEMICALS & ALLIED PRODUCTS: 3.96%
        262,000   AIR PRODUCTS & CHEMICALS INCORPORATED                                                           19,901,520
        120,000   AIRGAS INCORPORATED                                                                              5,071,200
        260,000   ECOLAB INCORPORATED                                                                             11,414,000
         86,000   MONSANTO COMPANY                                                                                 6,525,680
        215,500   PRAXAIR INCORPORATED                                                                            16,231,460
                                                                                                                  59,143,860
                                                                                                          ------------------
COMMUNICATIONS: 3.60%
        463,977   ASIAINFO HOLDINGS INCORPORATED+                                                                 11,089,050
        175,000   EQUINIX INCORPORATED<<+                                                                         16,840,250
        433,000   LOOPNET INCORPORATED+                                                                            4,061,540
        250,000   NEUTRAL TANDEM INCORPORATION+                                                                    3,865,000
        546,000   NII HOLDINGS INCORPORATED+                                                                      17,876,040
                                                                                                                  53,731,880
                                                                                                          ------------------
COMPUTER DATA SECURITY: 0.31%
        273,050   FORTINET INCORPORATED+                                                                           4,704,652
                                                                                                          ------------------
COMPUTERS - MEMORY DEVICES: 0.68%
        610,000   EMC CORPORATION+                                                                                10,168,700
                                                                                                          ------------------

                 Wells Fargo Advantage Large Cap Stock Funds 33


Portfolio of Investments--January 31, 2010 (Unaudited)

GROWTH FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
COSMETICS, PERSONAL CARE: 0.85%
        159,000   COLGATE-PALMOLIVE COMPANY                                                               $       12,724,770
                                                                                                          ------------------
DEPOSITORY INSTITUTIONS: 0.23%
        120,000   BANK OF NEW YORK MELLON CORPORATION                                                              3,490,800
                                                                                                          ------------------
E-COMMERCE/SERVICES: 3.61%
         96,500   AMAZON.COM INCORPORATED+                                                                        12,102,065
        214,000   PRICELINE.COM INCORPORATED<<+                                                                   41,804,900
                                                                                                                  53,906,965
                                                                                                          ------------------
EATING & DRINKING PLACES: 1.16%
         82,000   CHIPOTLE MEXICAN GRILL INCORPORATED<<+                                                           7,909,720
        150,000   MCDONALD'S CORPORATION                                                                           9,364,500
                                                                                                                  17,274,220
                                                                                                          ------------------
EDUCATIONAL SERVICES: 1.25%
        239,000   AMERICAN PUBLIC EDUCATION INCORPORATED<<+                                                        9,115,460
         46,000   STRAYER EDUCATION INCORPORATED<<                                                                 9,557,880
                                                                                                                  18,673,340
                                                                                                          ------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 9.49%
      1,660,000   CISCO SYSTEMS INCORPORATED+                                                                     37,300,200
        392,000   EMERSON ELECTRIC COMPANY                                                                        16,283,680
        900,000   MICROCHIP TECHNOLOGY INCORPORATED<<                                                             23,229,000
      1,761,000   MONOLITHIC POWER SYSTEMS<<+                                                                     36,311,820
        210,000   NETAPP INCORPORATED+                                                                             6,117,300
         49,000   NETLOGIC MICROSYSTEMS INCORPORATED+                                                              2,066,781
        487,000   SILICON LABORATORIES INCORPORATED<<+                                                            20,570,880
                                                                                                                 141,879,661
                                                                                                          ------------------
ELECTRONIC COMPUTERS: 1.37%
        435,000   HEWLETT-PACKARD COMPANY                                                                         20,475,450
                                                                                                          ------------------
ENGINEERING: 1.04%
        860,000   ABB LIMITED ADR                                                                                 15,505,800
                                                                                                          ------------------
FOOD STORES: 0.38%
        206,000   WHOLE FOODS MARKET INCORPORATED<<+                                                               5,607,320
                                                                                                          ------------------
GENERAL MERCHANDISE STORES: 1.35%
        135,000   TARGET CORPORATION                                                                               6,921,450
        248,000   WAL-MART STORES INCORPORATED                                                                    13,250,640
                                                                                                                  20,172,090
                                                                                                          ------------------
HEALTH SERVICES: 0.64%
        114,000   EXPRESS SCRIPTS INCORPORATED+                                                                    9,560,040
                                                                                                          ------------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 3.99%
        222,000   APPLE INCORPORATED+                                                                             42,650,640
        310,000   ARCSIGHT INCORPORATED<<+                                                                         7,362,500
         35,000   BUCYRUS INTERNATIONAL INCORPORATED CLASS A                                                       1,833,300
        125,000   JOY GLOBAL INCORPORATED                                                                          5,717,500
         91,000   RIVERBED TECHNOLOGY INCORPORATED+                                                                2,040,220
                                                                                                                  59,604,160
                                                                                                          ------------------

                 34 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

GROWTH FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
INFORMATION & BUSINESS SERVICES: 4.12%
        116,300   GOOGLE INCORPORATED CLASS A<<+                                                          $       61,571,546
                                                                                                          ------------------
INSURANCE CARRIERS: 0.77%
        325,000   METLIFE INCORPORATED                                                                            11,479,000
                                                                                                          ------------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS: 3.10%
          5,000   ICON PLC ADR+                                                                                      124,200
        350,000   MASIMO CORPORATION+                                                                              9,716,000
        374,000   METTLER-TOLEDO INTERNATIONAL INCORPORATED+                                                      36,453,780
                                                                                                                  46,293,980
                                                                                                          ------------------
MEDICAL EQUIPMENT & SUPPLIES: 2.48%
         51,500   INTUITIVE SURGICAL INCORPORATED<<+                                                              16,895,090
        535,000   ST. JUDE MEDICAL INCORPORATED+                                                                  20,185,550
                                                                                                                  37,080,640
                                                                                                          ------------------
MEDICAL PRODUCTS: 2.42%
        628,000   BAXTER INTERNATIONAL INCORPORATED                                                               36,166,520
                                                                                                          ------------------
MISCELLANEOUS RETAIL: 2.30%
         71,000   COSTCO WHOLESALE CORPORATION                                                                     4,077,530
        485,000   DICK'S SPORTING GOODS INCORPORATED+                                                             10,849,450
        917,000   HIBBETT SPORTS INCORPORATED<<+                                                                  19,458,740
                                                                                                                  34,385,720
                                                                                                          ------------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 4.23%
        141,000   MASTERCARD INCORPORATED CLASS A<<                                                               35,235,900
        341,000   VISA INCORPORATED CLASS A                                                                       27,972,230
                                                                                                                  63,208,130
                                                                                                          ------------------
OIL & GAS EXTRACTION: 5.10%
         66,000   APACHE CORPORATION                                                                               6,518,820
        210,000   ARENA RESOURCES INCORPORATED<<+                                                                  8,051,400
      1,280,000   BRIGHAM EXPLORATION COMPANY<<+                                                                  16,691,200
        344,800   CONCHO RESOURCES INCORPORATED+                                                                  15,471,176
        360,000   CONTINENTAL RESOURCES INCORPORATED<<+                                                           13,669,200
        113,000   SCHLUMBERGER LIMITED                                                                             7,170,980
        190,000   ULTRA PETROLEUM CORPORATION<<+                                                                   8,728,600
                                                                                                                  76,301,376
                                                                                                          ------------------
PHARMACEUTICALS: 3.92%
        515,000   ABBOTT LABORATORIES                                                                             27,264,100
        136,000   AUXILIUM PHARMACEUTICALS INCORPORATED+                                                           3,829,760
        462,000   SHIRE PLC ADR<<                                                                                 27,535,200
                                                                                                                  58,629,060
                                                                                                          ------------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 4.63%
        150,000   MSCI INCORPORATED+                                                                               4,434,000
        510,000   ROVI CORPORATION<<+                                                                             14,723,700
        693,000   SHUTTERFLY INCORPORATED+                                                                        10,963,260
        698,000   VISTAPRINT NV<<+                                                                                39,094,980
                                                                                                                  69,215,940
                                                                                                          ------------------

                 Wells Fargo Advantage Large Cap Stock Funds 35


Portfolio of Investments--January 31, 2010 (Unaudited)

GROWTH FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
RAILROAD TRANSPORTATION: 1.89%
        338,000   NORFOLK SOUTHERN CORPORATION                                                            $       15,906,280
        205,000   UNION PACIFIC CORPORATION                                                                       12,402,500
                                                                                                                  28,308,780
                                                                                                          ------------------
RESTAURANTS: 0.52%
        166,000   BUFFALO WILD WINGS INCORPORATED<<+                                                               7,770,460
                                                                                                          ------------------
RETAIL-INTERNET: 1.34%
        322,000   NETFLIX INCORPORATED<<+                                                                         20,044,500
                                                                                                          ------------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 4.55%
         98,000   AMERIPRISE FINANCIAL INCORPORATED                                                                3,747,520
        410,000   CHARLES SCHWAB CORPORATION                                                                       7,498,900
         82,000   GOLDMAN SACHS GROUP INCORPORATED                                                                12,195,040
        150,000   INVESCO LIMITED                                                                                  2,895,000
        200,000   MORGAN STANLEY                                                                                   5,356,000
        352,000   STATE STREET CORPORATION                                                                        15,093,760
      1,194,000   TD AMERITRADE HOLDING CORPORATION+                                                              21,205,440
                                                                                                                  67,991,660
                                                                                                          ------------------
SOFTWARE: 0.85%
        468,000   RED HAT INCORPORATED+                                                                           12,738,960
                                                                                                          ------------------
SURGICAL & MEDICAL INSTRUMENTS & APPARATUS: 0.16%
         48,000   COVIDIEN LIMITED                                                                                 2,426,880
                                                                                                          ------------------
TELECOMMUNICATIONS: 1.11%
        422,000   QUALCOMM INCORPORATED                                                                           16,538,180
                                                                                                          ------------------
TRAVEL & RECREATION: 0.51%
        244,000   CTRIP.COM INTERNATIONAL LIMITED ADR+                                                             7,634,760
                                                                                                          ------------------
WHOLESALE TRADE NON-DURABLE GOODS: 1.05%
        310,000   TRACTOR SUPPLY COMPANY+                                                                         15,645,700
                                                                                                          ------------------
TOTAL COMMON STOCKS (COST $1,355,011,757)                                                                      1,487,196,887
                                                                                                          ------------------

COLLATERAL FOR SECURITIES LENDING: 12.72%

                                                                                 YIELD
                                                                               --------
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.64%
      9,543,835   DWS MONEY MARKET SERIES INSTITUTIONAL(u)                         0.13%                           9,543,835
                                                                                                          ------------------

                                                                               INTEREST
   PRINCIPAL                                                                     RATE     MATURITY DATE
   ---------                                                                   --------   -------------
COLLATERAL INVESTED IN OTHER ASSETS: 12.08%
$     4,226,556   ABN AMRO NORTH AMERICA FINANCE INCORPORATED                      0.18      02/08/2010            4,226,365
      1,670,171   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                    0.25      02/03/2010            1,670,171
      1,022,554   AMSTEL FUNDING CORPORATION++(p)                                  0.60      02/05/2010            1,022,452
        272,681   ANGLO IRISH BANK CORPORATION++                                   0.24      02/03/2010              272,674
      1,363,405   ANGLO IRISH BANK CORPORATION++                                   0.24      02/04/2010            1,363,360
      1,499,746   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/22/2010            1,499,564
        681,703   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/26/2010              681,605
        681,703   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/08/2010              681,668
      1,022,554   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/19/2010            1,022,440

                 36 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

GROWTH FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE          VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$     2,045,108   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.22%     02/17/2010   $        2,044,883
      1,772,427   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.23      02/24/2010            1,772,143
      5,836,464   BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $5,836,522)        0.12      02/01/2010            5,836,464
      2,454,129   BANK OF IRELAND                                                  0.35      02/01/2010            2,454,129
      1,431,575   BANK OF IRELAND                                                  0.50      02/02/2010            1,431,575
      3,817,534   BANK OF NOVA SCOTIA (HOUSTON)                                    0.18      02/16/2010            3,817,561
        136,341   BEETHOVEN FUNDING CORPORATION++(p)                               0.30      02/03/2010              136,336
        545,362   BEETHOVEN FUNDING CORPORATION++(p)                               0.32      02/02/2010              545,347
      4,090,215   BNP PARIBAS (NEW YORK)                                           0.15      02/01/2010            4,090,213
      3,075,433   BRYANT PARK FUNDING LLC++(p)                                     0.16      02/12/2010            3,075,255
        306,766   BTM CAPITAL CORPORATION++                                        0.26      02/03/2010              306,757
        545,362   CALCASIEU PARISH LA+/-ss                                         0.35      12/01/2027              545,362
        749,873   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss      0.30      06/01/2028              749,873
        360,961   COLORADO HOUSING & Finance Authority+/-ss                        0.25      10/01/2038              360,961
      3,817,534   CONCORD MINUTEMEN CAPITAL COMPANY++(p)                           0.35      02/16/2010            3,816,903
      1,090,724   COOK COUNTY IL+/-ss                                              0.25      11/01/2030            1,090,724
      3,817,534   DANSKE BANK A/S COPENHAGEN                                       0.15      02/01/2010            3,817,534
      2,454,129   DENVER CO CITY & County School District+/-ss                     0.33      12/15/2037            2,454,129
      3,817,534   DEUTSCHE BANK (CAYMAN)                                           0.12      02/01/2010            3,817,534
      1,431,575   DEXIA BANK (GRAND CAYMAN)                                        0.22      02/02/2010            1,431,575
      2,045,108   DEXIA DELAWARE LLC                                               0.21      02/04/2010            2,045,048
      3,817,534   DNB NOR BANK ASA                                                 0.13      02/01/2010            3,817,534
      3,817,534   ENI FINANCE USA INCORPORATED++                                   0.19      02/04/2010            3,817,433
      1,227,065   ERASMUS CAPITAL CORPORATION++(p)                                 0.20      02/19/2010            1,226,928
      1,499,746   ERASMUS CAPITAL CORPORATION++(p)                                 0.22      02/04/2010            1,499,700
      2,045,108   FORTIS BANK NV SA                                                0.17      02/03/2010            2,045,108
      1,772,427   FORTIS BANK NV SA                                                0.19      02/05/2010            1,772,427
      3,408,513   GDF SUEZ++                                                       0.20      02/03/2010            3,408,437
      5,060,551   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $5,060,602)        0.12      02/01/2010            5,060,551
      3,953,875   GRAMPIAN FUNDING LLC++(p)                                        0.24      02/18/2010            3,953,384
      6,998,364   GRYPHON FUNDING LIMITED(a)(i)                                    0.00      08/05/2010            2,739,860
      1,908,767   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      05/01/2023            1,908,767
      1,383,856   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      07/01/2034            1,383,856
        224,962   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss            0.23      11/01/2042              224,962
      2,045,108   HOUSTON TX UTILITY SYSTEM+/-ss                                   0.18      05/15/2034            2,045,108
        681,703   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUE+/-ss           0.22      07/01/2029              681,703
        272,681   INDIANA MUNICIPAL POWER AGENCY+/-ss                              0.24      01/01/2018              272,681
      3,476,683   ING USA FUNDING LLC                                              0.17      02/09/2010            3,476,519
        409,022   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                           0.24      04/15/2025              409,022
      3,817,534   KBC BANK NV BRUSSELS                                             0.15      02/01/2010            3,817,534
      4,226,556   LLOYDS TSB BANK PLC                                              0.20      02/04/2010            4,226,567
        560,768   LMA AMERICAS LLC++(p)                                            0.18      02/11/2010              560,735
      2,552,976   LMA AMERICAS LLC++(p)                                            0.18      02/12/2010            2,552,810
        136,341   LOUIS DREYFUS CORPORATION                                        0.25      02/01/2010              136,339
      4,506,054   MASSACHUSETTS HEFA+/-ss                                          0.19      10/01/2034            4,506,054
      1,363,405   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/22/2010            1,363,257
      2,454,129   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/26/2010            2,453,816
        681,703   MONT BLANC CAPITAL CORPORATION++(p)                              0.19      02/10/2010              681,663
        490,826   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                        0.21      02/01/2036              490,826
      4,090,215   NATIXIS US FINANCE COMPANY LLC                                   0.21      02/10/2010            4,089,953
        272,681   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                         0.24      01/01/2018              272,681
      3,197,185   NEW YORK STATE DORMITORY AUTHORITY+/-ss                          0.16      07/01/2034            3,197,185
      2,372,325   NEWPORT BEACH CALIFORNIA REVENUE+/-ss                            0.18      12/01/2040            2,372,325
      2,728,173   NEWPORT FUNDING CORPORATION++(p)                                 0.20      02/16/2010            2,727,916

                 Wells Fargo Advantage Large Cap Stock Funds 37


Portfolio of Investments--January 31, 2010 (Unaudited)

GROWTH FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE          VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$     2,726,810   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                     0.18%     02/18/2010   $        2,726,551
        796,910   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                         0.24      01/01/2034              796,910
      2,726,810   REGENCY MARKETS #1 LLC++(p)                                      0.18      02/16/2010            2,726,578
        374,936   ROMULUS FUNDING CORPORATION++(p)                                 0.28      02/18/2010              374,881
      2,628,645   ROYAL BANK OF SCOTLAND PLC                                       0.17      02/03/2010            2,628,595
      4,226,556   SCALDIS CAPITAL LIMITED++(p)                                     0.20      02/04/2010            4,226,438
      3,817,534   SOCIETE GENERALE BANNON LLC                                      0.19      02/11/2010            3,817,534
        272,681   SOCIETE GENERALE BANNON LLC                                      0.24      02/10/2010              272,684
      3,544,853   SOLITAIRE FUNDING LLC++(p)                                       0.21      02/11/2010            3,544,605
      3,817,534   SVENSKA HANDELSBANKEN (NEW YORK)                                 0.22      02/11/2010            3,817,598
      2,370,689   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.17      02/25/2010            2,370,398
        546,180   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.18      02/19/2010              546,125
      3,200,866   TULIP FUNDING CORPORATION++(p)                                   0.16      02/10/2010            3,200,710
      1,227,065   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                0.20      07/01/2032            1,227,065
      4,362,896   UNICREDITO ITALIANO (NEW YORK)                                   0.22      02/08/2010            4,362,896
      3,817,534   VALDEZ ALASKA MARINE TERM REVENUE+/-ss                           0.18      07/01/2037            3,817,534
        409,022   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                0.22      12/15/2040              409,022
      8,814,899   VFNC CORPORATION+++/-(a)(i)                                      0.46      09/30/2010            4,407,449
      4,090,215   YORKTOWN CAPITAL LLC++(p)                                        0.19      02/03/2010            4,090,127
                                                                                                                 180,637,946
                                                                                                          ------------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $189,347,394)                                                      190,181,781
                                                                                                          ------------------

     SHARES                                                                      YIELD
   ---------                                                                   --------
SHORT-TERM INVESTMENTS: 0.83%
MUTUAL FUNDS: 0.83%
     12,332,623   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)~+++                  0.11                           12,332,623
                                                                                                          ------------------
TOTAL SHORT-TERM INVESTMENTS (COST $12,332,623)                                                                   12,332,623
                                                                                                          ------------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,556,691,774)*                                            113.05%                                      1,689,711,291
OTHER ASSETS AND LIABILITIES, NET                                 (13.05)                                       (195,109,969)
                                                                  ------                                  ------------------
TOTAL NET ASSETS                                                  100.00%                                 $    1,494,601,322
                                                                  ------                                  ------------------

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(u)  Rate shown is the 7-day annualized yield at period end.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

+++  Short-term security of an affiliate of the Fund with a cost of $12,332,623.

* Cost for federal income tax purposes is $1,564,687,409 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $179,869,923
Gross unrealized depreciation    (54,846,041)
                                ------------
Net unrealized appreciation     $125,023,882
                                ------------

The accompanying notes are an integral part of these financial statements.

                 38 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                 VALUE
     ------       -------------                                                                           ------------------
COMMON STOCKS: 99.31%
AEROSPACE, DEFENSE: 1.10%
         46,000   UNITED TECHNOLOGIES CORPORATION                                                         $        3,104,080
                                                                                                          ------------------
APPAREL & ACCESSORY STORES: 0.77%
         43,000   KOHL'S CORPORATION+                                                                              2,165,910
                                                                                                          ------------------
BIOPHARMACEUTICALS: 2.55%
         55,000   GILEAD SCIENCES INCORPORATED+                                                                    2,654,850
         80,000   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                       4,537,600
                                                                                                                   7,192,450
                                                                                                          ------------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 0.77%
        100,000   LOWE'S COMPANIES INCORPORATED                                                                    2,165,000
                                                                                                          ------------------
BUSINESS SERVICES: 6.81%
        250,000   ACTIVISION BLIZZARD INCORPORATED                                                                 2,540,000
        191,000   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                              8,339,060
        160,000   ORACLE CORPORATION                                                                               3,689,600
         48,000   SALESFORCE.COM INCORPORATED+                                                                     3,050,400
         35,000   VMWARE INCORPORATED+                                                                             1,589,350
                                                                                                                  19,208,410
                                                                                                          ------------------
CHEMICALS & ALLIED PRODUCTS: 5.35%
         56,000   AIR PRODUCTS & CHEMICALS INCORPORATED                                                            4,253,760
         85,000   ECOLAB INCORPORATED                                                                              3,731,500
         47,000   MONSANTO COMPANY                                                                                 3,566,360
         47,000   PRAXAIR INCORPORATED                                                                             3,540,040
                                                                                                                  15,091,660
                                                                                                          ------------------
COMMERCIAL SERVICES: 0.64%
         62,000   PAYCHEX INCORPORATED<<                                                                           1,797,380
                                                                                                          ------------------
COMMUNICATIONS: 2.02%
        145,000   QUALCOMM INCORPORATED                                                                            5,682,550
                                                                                                          ------------------
COMPUTERS - MEMORY DEVICES: 1.00%
        169,000   EMC CORPORATION+                                                                                 2,817,230
                                                                                                          ------------------
COSMETICS, PERSONAL CARE: 1.62%
         57,000   COLGATE-PALMOLIVE COMPANY                                                                        4,561,710
                                                                                                          ------------------
DEPOSITORY INSTITUTIONS: 1.03%
         30,000   BANK OF NEW YORK MELLON CORPORATION                                                                872,700
         40,000   NORTHERN TRUST CORPORATION                                                                       2,020,800
                                                                                                                   2,893,500
                                                                                                          ------------------
E-COMMERCE/SERVICES: 2.41%
         30,000   AMAZON.COM INCORPORATED+                                                                         3,762,300
        132,000   EBAY INCORPORATED+                                                                               3,038,640
                                                                                                                   6,800,940
                                                                                                          ------------------
 EATING & DRINKING PLACES: 1.15%
         52,000   MCDONALD'S CORPORATION                                                                           3,246,360
                                                                                                          ------------------

                 Wells Fargo Advantage Large Cap Stock Funds 39


Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                 VALUE
     ------       -------------                                                                           ------------------
EDUCATIONAL SERVICES: 0.82%
         14,000   APOLLO GROUP INCORPORATED CLASS A+                                                      $          848,260
          7,100   STRAYER EDUCATION INCORPORATED<<                                                                 1,475,238
                                                                                                                   2,323,498
                                                                                                          ------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 8.11%
         56,000   ANALOG DEVICES INCORPORATED                                                                      1,509,760
        105,000   BROADCOM CORPORATION CLASS A                                                                     2,805,600
        388,000   CISCO SYSTEMS INCORPORATED+                                                                      8,718,360
        125,000   EMERSON ELECTRIC COMPANY                                                                         5,192,500
        180,000   MICROCHIP TECHNOLOGY INCORPORATED<<                                                              4,645,800
                                                                                                                  22,872,020
                                                                                                          ------------------
ELECTRONIC COMPUTERS: 6.18%
         85,000   ACCENTURE PLC                                                                                    3,484,150
        117,000   HEWLETT-PACKARD COMPANY                                                                          5,507,190
         69,000   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                      8,444,910
                                                                                                                  17,436,250
                                                                                                          ------------------
ENGINEERING: 1.31%
        205,000   ABB LIMITED ADR                                                                                  3,696,150
                                                                                                          ------------------
FOOTWEAR: 1.20%
         53,000   NIKE INCORPORATED CLASS B                                                                        3,378,750
                                                                                                          ------------------
GENERAL MERCHANDISE STORES: 3.98%
        120,000   TARGET CORPORATION                                                                               6,152,400
         95,000   WAL-MART STORES INCORPORATED                                                                     5,075,850
                                                                                                                  11,228,250
                                                                                                          ------------------
HEALTH SERVICES: 1.16%
         28,000   EXPRESS SCRIPTS INCORPORATED+                                                                    2,348,080
         15,000   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                               922,200
                                                                                                                   3,270,280
                                                                                                          ------------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 5.44%
         65,500   APPLE INCORPORATED+                                                                             12,583,860
         30,000   JOY GLOBAL INCORPORATED                                                                          1,372,200
         22,000   RESEARCH IN MOTION LIMITED+                                                                      1,385,120
                                                                                                                  15,341,180
                                                                                                          ------------------
INFORMATION & BUSINESS SERVICES: 4.98%
         26,500   GOOGLE INCORPORATED CLASS A+                                                                    14,029,630
                                                                                                          ------------------
INSURANCE CARRIERS: 0.81%
         65,000   METLIFE INCORPORATED                                                                             2,295,800
                                                                                                          ------------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS: 0.49%
         30,000   THERMO FISHER SCIENTIFIC INCORPORATED+                                                           1,384,500
                                                                                                          ------------------
MEDICAL EQUIPMENT & SUPPLIES: 2.43%
          9,500   INTUITIVE SURGICAL INCORPORATED<<+                                                               3,116,570
         99,000   ST. JUDE MEDICAL INCORPORATED+                                                                   3,735,270
                                                                                                                   6,851,840
                                                                                                          ------------------

                 40 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                 VALUE
     ------       -------------                                                                           ------------------
MEDICAL PRODUCTS: 3.35%
         48,000   ALLERGAN INCORPORATED                                                                   $        2,760,000
        116,000   BAXTER INTERNATIONAL INCORPORATED                                                                6,680,440
                                                                                                                   9,440,440
                                                                                                          ------------------
METAL MINING: 1.06%
         45,000   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                              3,001,050
                                                                                                          ------------------
MISCELLANEOUS RETAIL: 2.83%
         50,000   COSTCO WHOLESALE CORPORATION                                                                     2,871,500
        130,000   STAPLES INCORPORATED                                                                             3,049,800
         57,000   WALGREEN COMPANY                                                                                 2,054,850
                                                                                                                   7,976,150
                                                                                                          ------------------
MOTION PICTURES: 0.79%
         75,000   WALT DISNEY COMPANY                                                                              2,216,250
                                                                                                          ------------------
 NON-DEPOSITORY CREDIT INSTITUTIONS: 4.96%
         30,000   MASTERCARD INCORPORATED CLASS A<<                                                                7,497,000
         79,000   VISA INCORPORATED CLASS A                                                                        6,480,370
                                                                                                                  13,977,370
                                                                                                          ------------------
OIL & GAS EXTRACTION: 5.91%
         44,000   APACHE CORPORATION                                                                               4,345,880
         32,000   OCCIDENTAL PETROLEUM CORPORATION                                                                 2,506,880
         85,000   SCHLUMBERGER LIMITED                                                                             5,394,100
         60,000   SOUTHWESTERN ENERGY COMPANY+                                                                     2,572,800
         40,000   ULTRA PETROLEUM CORPORATION+                                                                     1,837,600
                                                                                                                  16,657,260
                                                                                                          ------------------
OIL & GAS FIELD SERVICES: 0.69%
         23,000   TRANSOCEAN LIMITED+                                                                              1,949,020
                                                                                                          ------------------
PHARMACEUTICALS: 4.28%
        111,000   ABBOTT LABORATORIES                                                                              5,876,340
         43,000   AMERISOURCEBERGEN CORPORATION                                                                    1,172,180
         84,000   SHIRE PLC ADR<<                                                                                  5,006,400
                                                                                                                  12,054,920
                                                                                                          ------------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 1.24%
        120,000   VIACOM INCORPORATED CLASS B+                                                                     3,496,800
                                                                                                          ------------------
RAILROAD TRANSPORTATION: 2.28%
         70,000   NORFOLK SOUTHERN CORPORATION                                                                     3,294,200
         52,000   UNION PACIFIC CORPORATION                                                                        3,146,000
                                                                                                                   6,440,200
                                                                                                          ------------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 4.43%
         42,000   AMERIPRISE FINANCIAL INCORPORATED                                                                1,606,080
        165,000   CHARLES SCHWAB CORPORATION                                                                       3,017,850
          3,000   CME GROUP INCORPORATED                                                                             860,460
         15,000   GOLDMAN SACHS GROUP INCORPORATED                                                                 2,230,800
         73,000   STATE STREET CORPORATION                                                                         3,130,240
         93,000   TD AMERITRADE HOLDING CORPORATION+                                                               1,651,680
                                                                                                                  12,497,110
                                                                                                          ------------------

                 Wells Fargo Advantage Large Cap Stock Funds 41


Portfolio of Investments--January 31, 2010 (Unaudited)




LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                 VALUE
     ------       -------------                                                                           ------------------
SOFTWARE: 0.98%
         35,000   ADOBE SYSTEMS INCORPORATED+                                                             $        1,130,500
         60,000   RED HAT INCORPORATED+                                                                            1,633,200
                                                                                                                   2,763,700
                                                                                                          ------------------
SURGICAL & MEDICAL INSTRUMENTS & APPARATUS: 1.13%
         63,000   COVIDIEN LIMITED                                                                                 3,185,280
                                                                                                          ------------------
TRANSPORTATION SERVICES: 1.25%
         62,000   C.H. ROBINSON WORLDWIDE INCORPORATED                                                             3,511,060
                                                                                                          ------------------
TOTAL COMMON STOCKS (COST $278,073,702)                                                                          280,001,938
                                                                                                          ------------------

COLLATERAL FOR SECURITIES LENDING: 6.74%

                                                                                 YIELD
                                                                               --------
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.32%
        906,453   DWS MONEY MARKET SERIES INSTITUTIONAL(u)                         0.13%                             906,453
                                                                                                          ------------------

                                                                               INTEREST
   PRINCIPAL                                                                     RATE     MATURITY DATE
   ---------                                                                   --------   -------------
COLLATERAL INVESTED IN OTHER ASSETS: 6.42%
$      401,429    ABN AMRO NORTH AMERICA FINANCE INCORPORATED                      0.18      02/08/2010              401,411
       158,629    ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                    0.25      02/03/2010              158,629
        97,120    AMSTEL FUNDING CORPORATION++(p)                                  0.60      02/05/2010               97,110
        25,899    ANGLO IRISH BANK CORPORATION++                                   0.24      02/03/2010               25,898
       129,493    ANGLO IRISH BANK CORPORATION++                                   0.24      02/04/2010              129,489
       142,443    ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/22/2010              142,425
        64,747    ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/26/2010               64,737
        64,747    ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/08/2010               64,743
        97,120    ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/19/2010               97,109
       194,240    AUTOBAHN FUNDING COMPANY LLC++(p)                                0.22      02/17/2010              194,219
       168,341    AUTOBAHN FUNDING COMPANY LLC++(p)                                0.23      02/24/2010              168,314
       554,335    BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $554,341)          0.12      02/01/2010              554,335
       233,088    BANK OF IRELAND                                                  0.35      02/01/2010              233,088
       135,968    BANK OF IRELAND                                                  0.50      02/02/2010              135,968
       362,581    BANK OF NOVA SCOTIA (HOUSTON)                                    0.18      02/16/2010              362,584
        12,949    BEETHOVEN FUNDING CORPORATION++(p)                               0.30      02/03/2010               12,949
        51,797    BEETHOVEN FUNDING CORPORATION++(p)                               0.32      02/02/2010               51,796
       388,480    BNP PARIBAS (NEW YORK)                                           0.15      02/01/2010              388,480
       292,098    BRYANT PARK FUNDING LLC++(p)                                     0.16      02/12/2010              292,081
        29,136    BTM CAPITAL CORPORATION++                                        0.26      02/03/2010               29,135
        51,797    CALCASIEU PARISH LA+/-ss                                         0.35      12/01/2027               51,797
        71,221    CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss      0.30      06/01/2028               71,221
        34,283    COLORADO HOUSING & FINANCE AUTHORITY+/-ss                        0.25      10/01/2038               34,283
       362,581    CONCORD MINUTEMEN CAPITAL COMPANY++(p)                           0.35      02/16/2010              362,521
       103,595    COOK COUNTY IL+/-ss                                              0.25      11/01/2030              103,595
       362,581    DANSKE BANK A/S COPENHAGEN                                       0.15      02/01/2010              362,581
       233,088    DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                     0.33      12/15/2037              233,088
       362,581    DEUTSCHE BANK (CAYMAN)                                           0.12      02/01/2010              362,581
       135,968    DEXIA BANK (GRAND CAYMAN)                                        0.22      02/02/2010              135,968
       194,240    DEXIA DELAWARE LLC                                               0.21      02/04/2010              194,234
       362,581    DNB NOR BANK ASA                                                 0.13      02/01/2010              362,581
       362,581    ENI FINANCE USA INCORPORATED++                                   0.19      02/04/2010              362,572
       116,544    ERASMUS CAPITAL CORPORATION++(p)                                 0.20      02/19/2010              116,531
       142,443    ERASMUS CAPITAL CORPORATION++(p)                                 0.22      02/04/2010              142,438
       194,240    FORTIS BANK NV SA                                                0.17      02/03/2010              194,240

                 42 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE CAP GROWTH FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE         VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$       168,341   FORTIS BANK NV SA                                                0.19%     02/05/2010   $          168,341
        323,733   GDF SUEZ++                                                       0.20      02/03/2010              323,726
        480,640   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $480,645)          0.12      02/01/2010              480,640
        375,530   GRAMPIAN FUNDING LLC++(p)                                        0.24      02/18/2010              375,484
      1,591,983   GRYPHON FUNDING LIMITED(a)(i)                                    0.00      08/05/2010              623,261
        181,291   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      05/01/2023              181,291
        131,436   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      07/01/2034              131,436
         21,366   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss            0.23      11/01/2042               21,366
        194,240   HOUSTON TX UTILITY SYSTEM+/-ss                                   0.18      05/15/2034              194,240
         64,747   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUE+/-ss           0.22      07/01/2029               64,747
         25,899   INDIANA MUNICIPAL POWER AGENCY+/-ss                              0.24      01/01/2018               25,899
        330,208   ING USA FUNDING LLC                                              0.17      02/09/2010              330,192
         38,848   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                           0.24      04/15/2025               38,848
        362,581   KBC BANK NV BRUSSELS                                             0.15      02/01/2010              362,581
        401,429   LLOYDS TSB BANK PLC                                              0.20      02/04/2010              401,430
         53,261   LMA AMERICAS LLC++(p)                                            0.18      02/11/2010               53,257
        242,476   LMA AMERICAS LLC++(p)                                            0.18      02/12/2010              242,460
         12,949   LOUIS DREYFUS CORPORATION                                        0.25      02/01/2010               12,949
        427,975   MASSACHUSETTS HEFA+/-ss                                          0.19      10/01/2034              427,975
        129,493   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/22/2010              129,479
        233,088   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/26/2010              233,058
         64,747   MONT BLANC CAPITAL CORPORATION++(p)                              0.19      02/10/2010               64,743
         46,618   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                        0.21      02/01/2036               46,618
        388,480   NATIXIS US FINANCE COMPANY LLC                                   0.21      02/10/2010              388,455
         25,899   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                         0.24      01/01/2018               25,899
        303,662   NEW YORK STATE DORMITORY AUTHORITY+/-ss                          0.16      07/01/2034              303,662
        225,318   NEWPORT BEACH CALIFORNIA REVENUE+/-ss                            0.18      12/01/2040              225,318
        259,116   NEWPORT FUNDING CORPORATION++(p)                                 0.20      02/16/2010              259,092
        258,987   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                     0.18      02/18/2010              258,962
         75,689   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                         0.24      01/01/2034               75,689
        258,987   REGENCY MARKETS #1 LLC++(p)                                      0.18      02/16/2010              258,965
         35,611   ROMULUS FUNDING CORPORATION++(p)                                 0.28      02/18/2010               35,605
        249,663   ROYAL BANK OF SCOTLAND PLC                                       0.17      02/03/2010              249,658
        401,429   SCALDIS CAPITAL LIMITED++(p)                                     0.20      02/04/2010              401,418
        362,581   SOCIETE GENERALE BANNON LLC                                      0.19      02/11/2010              362,581
         25,899   SOCIETE GENERALE BANNON LLC                                      0.24      02/10/2010               25,899
        336,683   SOLITAIRE FUNDING LLC++(p)                                       0.21      02/11/2010              336,659
        362,581   SVENSKA HANDELSBANKEN (NEW YORK)                                 0.22      02/11/2010              362,587
        225,163   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.17      02/25/2010              225,135
         51,875   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.18      02/19/2010               51,870
        304,011   TULIP FUNDING CORPORATION++(p)                                   0.16      02/10/2010              303,996
        116,544   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                0.20      07/01/2032              116,544
        414,378   UNICREDITO ITALIANO (NEW YORK)                                   0.22      02/08/2010              414,378
        362,581   VALDEZ ALASKA MARINE TERM REVENUE+/-ss                           0.18      07/01/2037              362,581
         38,848   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                0.22      12/15/2040               38,848
      2,005,207   VFNC CORPORATION+++/-(a)(i)                                      0.46      09/30/2010            1,002,603
        388,480   YORKTOWN CAPITAL LLC++(p)                                        0.19      02/03/2010              388,475
                                                                                                                  18,103,631
                                                                                                          ------------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $18,820,278)                                                        19,010,084
                                                                                                          ------------------

                 Wells Fargo Advantage Large Cap Stock Funds 43


Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                  YIELD                           VALUE
---------------   -------------                                                --------                   ------------------
SHORT-TERM INVESTMENTS: 0.27%
MUTUAL FUNDS: 0.27%
        746,174   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)~+++                  0.11%                  $          746,174
                                                                                                          ------------------
TOTAL SHORT-TERM INVESTMENTS (COST $746,174)                                                                         746,174
                                                                                                          ------------------
TOTAL INVESTMENTS IN SECURITIES
(COST $297,640,154)*                                                  106.32%                                    299,758,196
OTHER ASSETS AND LIABILITIES, NET                                      (6.32)                                    (17,815,989)
                                                                      ------                              ------------------
TOTAL NET ASSETS                                                      100.00%                             $      281,942,207
                                                                      ------                              ------------------

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

(u)  Rate shown is the 7-day annualized yield at period end.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

+++  Short-term security of an affiliate of the Fund with a cost of $746,174.

* Cost for federal income tax purposes is $299,472,435 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 19,980,329
Gross unrealized depreciation    (19,694,568)
                                ------------
Net unrealized appreciation     $    285,761

The accompanying notes are an integral part of these financial statements.

                 44 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE COMPANY CORE FUND

     SHARES       SECURITY NAME                                                                                 VALUE
     ------       -------------                                                                           ------------------
COMMON STOCKS: 99.34%
AGRICULTURE: 0.61%
         32,000   DEERE & COMPANY                                                                         $        1,598,400
                                                                                                          ------------------
AUTO PARTS & EQUIPMENT: 2.77%
        262,000   JOHNSON CONTROLS INCORPORATED                                                                    7,291,460
                                                                                                          ------------------
BEVERAGES: 0.33%
         16,000   THE COCA-COLA COMPANY                                                                              868,000
                                                                                                          ------------------
BIOPHARMACEUTICALS: 1.69%
         82,000   GENZYME CORPORATION+                                                                             4,449,320
                                                                                                          ------------------
BUSINESS SERVICES: 3.41%
        575,000   MONSTER WORLDWIDE INCORPORATED+                                                                  8,964,250
                                                                                                          ------------------
COSMETICS, PERSONAL CARE: 1.12%
         48,000   PROCTER & GAMBLE COMPANY                                                                         2,954,400
                                                                                                          ------------------
DEPOSITORY INSTITUTIONS: 12.52%
        402,479   BANK OF AMERICA CORPORATION                                                                      6,109,631
        338,000   BANK OF NEW YORK MELLON CORPORATION                                                              9,832,420
        214,124   JPMORGAN CHASE & COMPANY                                                                         8,337,989
        465,800   WESTERN UNION COMPANY                                                                            8,635,932
                                                                                                                  32,915,972
                                                                                                          ------------------
E-COMMERCE/SERVICES: 3.28%
        375,000   EBAY INCORPORATED+                                                                               8,632,500
                                                                                                          ------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 13.66%
        238,000   ANALOG DEVICES INCORPORATED                                                                      6,416,480
        371,000   CISCO SYSTEMS INCORPORATED+                                                                      8,336,370
        400,000   CORNING INCORPORATED                                                                             7,232,000
        367,000   NOVELLUS SYSTEMS INCORPORATED+                                                                   7,670,300
        251,475   TYCO ELECTRONICS LIMITED                                                                         6,256,698
                                                                                                                  35,911,848
                                                                                                          ------------------
GENERAL MERCHANDISE STORES: 1.91%
         94,000   WAL-MART STORES INCORPORATED                                                                     5,022,420
                                                                                                          ------------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 2.94%
        600,000   DELL INCORPORATED+                                                                               7,740,000
                                                                                                          ------------------
INFORMATION & BUSINESS SERVICES: 1.27%
        222,700   YAHOO! INCORPORATED+                                                                             3,342,727
                                                                                                          ------------------
MEDICAL EQUIPMENT & SUPPLIES: 2.81%
         62,000   MEDTRONIC INCORPORATED                                                                           2,659,180
         45,000   ST. JUDE MEDICAL INCORPORATED+                                                                   1,697,850
         54,000   ZIMMER HOLDINGS INCORPORATED+                                                                    3,041,280
                                                                                                                   7,398,310
                                                                                                          ------------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 3.27%
        243,000   TYCO INTERNATIONAL LIMITED<<                                                                     8,609,490
                                                                                                          ------------------
MISCELLANEOUS RETAIL: 3.65%
        409,000   STAPLES INCORPORATED                                                                             9,595,140
                                                                                                          ------------------

                 Wells Fargo Advantage Large Cap Stock Funds 45


Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE COMPANY CORE FUND

     SHARES       SECURITY NAME                                                                                 VALUE
     ------       -------------                                                                           ------------------
MISCELLANEOUS SERVICES: 1.09%
         36,400   DUN & BRADSTREET CORPORATION                                                            $        2,874,508
                                                                                                          ------------------
MOTION PICTURES: 3.15%
        280,000   WALT DISNEY COMPANY                                                                              8,274,000
                                                                                                          ------------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 2.43%
        170,000   AMERICAN EXPRESS COMPANY                                                                         6,402,200
                                                                                                          ------------------
OIL & GAS EXTRACTION: 3.89%
        147,000   DEVON ENERGY CORPORATION                                                                         9,835,770
          8,600   TIDEWATER INCORPORATED                                                                             403,469
                                                                                                                  10,239,239
                                                                                                          ------------------
PETROLEUM REFINING & RELATED INDUSTRIES: 8.59%
         96,000   CHEVRON CORPORATION                                                                              6,923,520
        173,000   CONOCOPHILLIPS                                                                                   8,304,000
        399,000   VALERO ENERGY CORPORATION                                                                        7,349,580
                                                                                                                  22,577,100
                                                                                                          ------------------
PHARMACEUTICALS: 2.92%
        315,000   BRISTOL-MYERS SQUIBB COMPANY                                                                     7,673,400
                                                                                                          ------------------
PRIMARY METAL INDUSTRIES: 3.06%
        632,000   ALCOA INCORPORATED                                                                               8,045,360
                                                                                                          ------------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 3.98%
        295,000   MCGRAW-HILL COMPANIES INCORPORATED                                                              10,457,750
                                                                                                          ------------------
RETAIL-DRUG STORES: 3.15%
        230,000   WALGREEN COMPANY                                                                                 8,291,500
                                                                                                          ------------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 3.58%
        255,000   MORGAN STANLEY                                                                                   6,828,900
         60,000   STATE STREET CORPORATION                                                                         2,572,800
                                                                                                                   9,401,700
                                                                                                          ------------------
SOFTWARE: 3.14%
        293,000   MICROSOFT CORPORATION                                                                            8,256,740
                                                                                                          ------------------
SURGICAL & MEDICAL INSTRUMENTS & APPARATUS: 2.29%
        119,000   COVIDIEN LIMITED                                                                                 6,016,640
                                                                                                          ------------------
TRAVEL & RECREATION: 2.83%
        223,500   CARNIVAL CORPORATION                                                                             7,449,255
                                                                                                          ------------------
TOTAL COMMON STOCKS (COST $268,360,303)                                                                          261,253,629
                                                                                                          ------------------

COLLATERAL FOR SECURITIES LENDING: 1.23%

                                                                                  YIELD
                                                                                 ------
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.04%
         90,447   DWS MONEY MARKET SERIES INSTITUTIONAL(u)                         0.13%                              90,447
                                                                                                          ------------------

                                                                               INTEREST
   PRINCIPAL                                                                     RATE     MATURITY DATE
   ---------                                                                   --------   -------------
COLLATERAL INVESTED IN OTHER ASSETS: 1.19%
$        40,055   ABN AMRO NORTH AMERICA FINANCE INCORPORATED                      0.18      02/08/2010               40,053
         15,828   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                    0.25      02/03/2010               15,828
          9,691   AMSTEL FUNDING CORPORATION++(p)                                  0.60      02/05/2010                9,690
          2,584   ANGLO IRISH BANK CORPORATION++                                   0.24      02/03/2010                2,584

                 46 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE COMPANY CORE FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE         VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$        12,921   ANGLO IRISH BANK CORPORATION++                                   0.24%     02/04/2010   $           12,921
         14,213   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/22/2010               14,211
          6,460   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/26/2010                6,460
          6,460   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/08/2010                6,460
          9,691   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/19/2010                9,690
         19,381   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.22      02/17/2010               19,379
         16,797   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.23      02/24/2010               16,795
         55,312   BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $55,313)           0.12      02/01/2010               55,312
         23,258   BANK OF IRELAND                                                  0.35      02/01/2010               23,258
         13,567   BANK OF IRELAND                                                  0.50      02/02/2010               13,567
         36,179   BANK OF NOVA SCOTIA (HOUSTON)                                    0.18      02/16/2010               36,179
          1,292   BEETHOVEN FUNDING CORPORATION++(p)                               0.30      02/03/2010                1,292
          5,168   BEETHOVEN FUNDING CORPORATION++(p)                               0.32      02/02/2010                5,168
         38,763   BNP PARIBAS (NEW YORK)                                           0.15      02/01/2010               38,763
         29,146   BRYANT PARK FUNDING LLC++(p)                                     0.16      02/12/2010               29,144
          2,907   BTM CAPITAL CORPORATION++                                        0.26      02/03/2010                2,907
          5,168   CALCASIEU PARISH LA+/-ss                                         0.35      12/01/2027                5,168
          7,107   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT
                  AUTHORITY+/-ss                                                   0.30      06/01/2028                7,107
          3,421   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                        0.25      10/01/2038                3,421
         36,179   CONCORD MINUTEMEN CAPITAL COMPANY++(p)                           0.35      02/16/2010               36,173
         10,337   COOK COUNTY IL+/-ss                                              0.25      11/01/2030               10,337
         36,179   DANSKE BANK A/S COPENHAGEN                                       0.15      02/01/2010               36,179
         23,258   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                     0.33      12/15/2037               23,258
         36,179   DEUTSCHE BANK (CAYMAN)                                           0.12      02/01/2010               36,179
         13,567   DEXIA BANK (GRAND CAYMAN)                                        0.22      02/02/2010               13,567
         19,381   DEXIA DELAWARE LLC                                               0.21      02/04/2010               19,381
         36,179   DNB NOR BANK ASA                                                 0.13      02/01/2010               36,179
         36,179   ENI FINANCE USA INCORPORATED++                                   0.19      02/04/2010               36,178
         11,629   ERASMUS CAPITAL CORPORATION++(p)                                 0.20      02/19/2010               11,628
         14,213   ERASMUS CAPITAL CORPORATION++(p)                                 0.22      02/04/2010               14,213
         19,381   FORTIS BANK NV SA                                                0.17      02/03/2010               19,381
         16,797   FORTIS BANK NV SA                                                0.19      02/05/2010               16,797
         32,302   GDF SUEZ++                                                       0.20      02/03/2010               32,302
         47,959   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $47,959)           0.12      02/01/2010               47,959
         37,471   GRAMPIAN FUNDING LLC++(p)                                        0.24      02/18/2010               37,466
      1,456,364   GRYPHON FUNDING LIMITED(a)(i)                                    0.00      08/05/2010              570,166
         18,089   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      05/01/2023               18,089
         13,115   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      07/01/2034               13,115
          2,132   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss            0.23      11/01/2042                2,132
         19,381   HOUSTON TX UTILITY SYSTEM+/-ss                                   0.18      05/15/2034               19,381
          6,460   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUE+/-ss           0.22      07/01/2029                6,460
          2,584   INDIANA MUNICIPAL POWER AGENCY+/-ss                              0.24      01/01/2018                2,584
         32,949   ING USA FUNDING LLC                                              0.17      02/09/2010               32,947
          3,876   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                           0.24      04/15/2025                3,876
         36,179   KBC BANK NV BRUSSELS                                             0.15      02/01/2010               36,179
         40,055   LLOYDS TSB BANK PLC                                              0.20      02/04/2010               40,055
          5,314   LMA AMERICAS LLC++(p)                                            0.18      02/11/2010                5,314
         24,195   LMA AMERICAS LLC++(p)                                            0.18      02/12/2010               24,193
          1,292   LOUIS DREYFUS CORPORATION                                        0.25      02/01/2010                1,292
         42,704   MASSACHUSETTS HEFA+/-ss                                          0.19      10/01/2034               42,704
         12,921   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/22/2010               12,920
         23,258   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/26/2010               23,255
          6,460   MONT BLANC CAPITAL CORPORATION++(p)                              0.19      02/10/2010                6,460
          4,652   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                        0.21      02/01/2036                4,652

                 Wells Fargo Advantage Large Cap Stock Funds 47


Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE COMPANY CORE FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE         VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$        38,763   NATIXIS US FINANCE COMPANY LLC                                   0.21%     02/10/2010   $           38,760
          2,584   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                         0.24      01/01/2018                2,584
         30,300   NEW YORK STATE DORMITORY AUTHORITY+/-ss                          0.16      07/01/2034               30,300
         22,483   NEWPORT BEACH CALIFORNIA REVENUE+/-ss                            0.18      12/01/2040               22,483
         25,855   NEWPORT FUNDING CORPORATION++(p)                                 0.20      02/16/2010               25,852
         25,842   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                     0.18      02/18/2010               25,840
          7,552   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                         0.24      01/01/2034                7,552
         25,842   REGENCY MARKETS #1 LLC++(p)                                      0.18      02/16/2010               25,840
          3,553   ROMULUS FUNDING CORPORATION++(p)                                 0.28      02/18/2010                3,553
         24,912   ROYAL BANK OF SCOTLAND PLC                                       0.17      02/03/2010               24,911
         40,055   SCALDIS CAPITAL LIMITED++(p)                                     0.20      02/04/2010               40,054
         36,179   SOCIETE GENERALE BANNON LLC                                      0.19      02/11/2010               36,179
          2,584   SOCIETE GENERALE BANNON LLC                                      0.24      02/10/2010                2,584
         33,595   SOLITAIRE FUNDING LLC++(p)                                       0.21      02/11/2010               33,592
         36,179   SVENSKA HANDELSBANKEN (NEW YORK)                                 0.22      02/11/2010               36,179
         22,467   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.17      02/25/2010               22,464
          5,176   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.18      02/19/2010                5,176
         30,335   TULIP FUNDING CORPORATION++(p)                                   0.16      02/10/2010               30,333
         11,629   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                0.20      07/01/2032               11,629
         41,347   UNICREDITO ITALIANO (NEW YORK)                                   0.22      02/08/2010               41,347
         36,179   VALDEZ ALASKA MARINE TERM REVENUE+/-ss                           0.18      07/01/2037               36,179
          3,876   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                0.22      12/15/2040                3,876
      1,834,385   VFNC CORPORATION+++/-(a)(i)                                      0.46      09/30/2010              917,193
         38,763   YORKTOWN CAPITAL LLC++(p)                                        0.19      02/03/2010               38,762
                                                                                                                   3,131,530
                                                                                                          ------------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $3,048,341)                                                          3,221,977
                                                                                                          ------------------

    SHARES                                                                       YIELD
---------------                                                                --------
SHORT-TERM INVESTMENTS: 0.59%
MUTUAL FUNDS: 0.59%
      1,565,147   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)~+++                  0.11                            1,565,147
                                                                                                          ------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,565,147)                                                                     1,565,147
                                                                                                          ------------------
TOTAL INVESTMENTS IN SECURITIES
(COST $272,973,791)*                                                  101.16%                                    266,040,753
OTHER ASSETS AND LIABILITIES, NET                                      (1.16)                                     (3,060,361)
                                                                      ------                              ------------------
TOTAL NET ASSETS                                                      100.00%                             $      262,980,392
                                                                      ------                              ------------------

                 48 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE COMPANY CORE FUND

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

+++  Short-term security of an affiliate of the Fund with a cost of $1,565,147.

* Cost for federal income tax purposes is $273,593,234 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 30,361,943
Gross unrealized depreciation    (37,914,424)
                                ------------
Net unrealized depreciation     $ (7,552,481)

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 49


Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE COMPANY VALUE FUND

     SHARES       SECURITY NAME                                                                                 VALUE
     ------       -------------                                                                           ------------------
COMMON STOCKS: 97.30%
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 2.04%
         33,810   COACH INCORPORATED                                                                      $        1,179,293
         15,586   VF CORPORATION                                                                                   1,122,660
                                                                                                                   2,301,953
                                                                                                          ------------------
BIOPHARMACEUTICALS: 2.46%
         19,702   GENZYME CORPORATION+                                                                             1,069,031
         30,045   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                       1,704,152
                                                                                                                   2,773,183
                                                                                                          ------------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 1.57%
         63,247   HOME DEPOT INCORPORATED                                                                          1,771,548
                                                                                                          ------------------
BUSINESS SERVICES: 0.96%
         30,554   OMNICOM GROUP INCORPORATED                                                                       1,078,556
                                                                                                          ------------------
CHEMICALS: 1.44%
         59,853   DOW CHEMICAL COMPANY                                                                             1,621,418
                                                                                                          ------------------
COMMUNICATIONS: 4.83%
         88,288   AT&T INCORPORATED                                                                                2,238,971
         50,338   NII HOLDINGS INCORPORATED+                                                                       1,648,066
         52,888   VERIZON COMMUNICATIONS INCORPORATED                                                              1,555,965
                                                                                                                   5,443,002
                                                                                                          ------------------
COMPUTERS - MEMORY DEVICES: 1.19%
         80,417   EMC CORPORATION+                                                                                 1,340,551
                                                                                                          ------------------
COSMETICS, PERSONAL CARE: 1.03%
         18,355   JOHNSON & JOHNSON                                                                                1,153,795
                                                                                                          ------------------
DEPOSITORY INSTITUTIONS: 11.93%
        190,651   BANK OF AMERICA CORPORATION                                                                      2,894,082
         34,087   BANK OF NEW YORK MELLON CORPORATION                                                                991,591
         44,124   BB&T CORPORATION                                                                                 1,229,736
         76,997   COMERICA INCORPORATED                                                                            2,657,166
         82,120   JPMORGAN CHASE & COMPANY                                                                         3,197,753
         56,224   US BANCORP                                                                                       1,410,098
         55,686   ZIONS BANCORPORATION<<                                                                           1,056,363
                                                                                                                  13,436,789
                                                                                                          ------------------
EDUCATIONAL SERVICES: 1.02%
         18,881   APOLLO GROUP INCORPORATED CLASS A+                                                               1,144,000
                                                                                                          ------------------
ELECTRIC, GAS & SANITARY SERVICES: 6.70%
         42,638   AMERICAN WATER WORKS COMPANY INCORPORATED                                                          929,508
         48,793   DOMINION RESOURCES INCORPORATED                                                                  1,827,786
         93,457   DUKE ENERGY CORPORATION                                                                          1,544,844
         25,479   ENTERGY CORPORATION                                                                              1,944,302
         40,507   WASTE MANAGEMENT INCORPORATED                                                                    1,298,249
                                                                                                                   7,544,689
                                                                                                          ------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 5.29%
        267,488   GENERAL ELECTRIC COMPANY                                                                         4,301,207
         64,305   MICROCHIP TECHNOLOGY INCORPORATED<<                                                              1,659,712
                                                                                                                   5,960,919
                                                                                                          ------------------

                 50 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE COMPANY VALUE FUND

     SHARES       SECURITY NAME                                                                                 VALUE
     ------       -------------                                                                           ------------------
ELECTRONIC COMPUTERS: 2.02%
         28,991   ACCENTURE PLC                                                                           $        1,188,341
         23,000   HEWLETT-PACKARD COMPANY                                                                          1,082,610
                                                                                                                   2,270,951
                                                                                                          ------------------
FOOD & KINDRED PRODUCTS: 2.17%
         62,922   CONAGRA FOODS INCORPORATED                                                                       1,430,846
         57,666   DEAN FOODS COMPANY+                                                                              1,016,652
                                                                                                                   2,447,498
                                                                                                          ------------------
FOOD STORES: 0.76%
         37,984   SAFEWAY INCORPORATED                                                                               852,741
                                                                                                          ------------------
HOLDING & OTHER INVESTMENT OFFICES: 4.34%
         25,948   AFFILIATED MANAGERS GROUP INCORPORATED+                                                          1,571,670
         22,559   BOSTON PROPERTIES INCORPORATED                                                                   1,463,402
         25,793   SIMON PROPERTY GROUP INCORPORATED                                                                1,857,096
                                                                                                                   4,892,168
                                                                                                          ------------------
HOUSEHOLD PRODUCTS , WARE: 0.91%
         75,660   NEWELL RUBBERMAID INCORPORATED                                                                   1,026,706
                                                                                                          ------------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 4.72%
         42,494   DOVER CORPORATION                                                                                1,822,143
         31,251   EATON CORPORATION                                                                                1,913,811
         81,609   INTEL CORPORATION                                                                                1,583,215
                                                                                                                   5,319,169
                                                                                                          ------------------
INSURANCE CARRIERS: 5.97%
         16,941   ACE LIMITED                                                                                        834,683
         26,275   ALLSTATE CORPORATION                                                                               786,411
         19,016   CHUBB CORPORATION                                                                                  950,800
         59,115   CIGNA CORPORATION                                                                                1,996,314
         61,012   METLIFE INCORPORATED                                                                             2,154,944
                                                                                                                   6,723,152
                                                                                                          ------------------
MEDIA - COMMUNICATION: 1.10%
         40,664   DIRECTV+                                                                                         1,234,152
                                                                                                          ------------------
MEDICAL PRODUCTS: 1.15%
         24,845   STRYKER CORPORATION                                                                              1,289,952
                                                                                                          ------------------
MISCELLANEOUS RETAIL: 1.05%
         36,597   CVS CAREMARK CORPORATION                                                                         1,184,645
                                                                                                          ------------------
MOTION PICTURES: 1.09%
         41,577   WALT DISNEY COMPANY                                                                              1,228,600
                                                                                                          ------------------
OIL & GAS EXTRACTION: 10.49%
         19,001   ANADARKO PETROLEUM CORPORATION                                                                   1,211,884
         11,652   APACHE CORPORATION                                                                               1,150,868
         90,321   BJ SERVICES COMPANY                                                                              1,866,935
         30,831   DEVON ENERGY CORPORATION                                                                         2,062,902
         38,442   ENCANA CORPORATION                                                                               1,175,941
         56,152   PRIDE INTERNATIONAL INCORPORATED+                                                                1,662,099
        161,826   TALISMAN ENERGY INCORPORATED                                                                     2,681,457
                                                                                                                  11,812,086
                                                                                                          ------------------

                 Wells Fargo Advantage Large Cap Stock Funds 51


Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE COMPANY VALUE FUND

     SHARES       SECURITY NAME                                                                                 VALUE
     ------       -------------                                                                           ------------------
PETROLEUM REFINING & RELATED INDUSTRIES: 5.88%
         77,762   EXXON MOBIL CORPORATION                                                                 $        5,010,206
         54,202   MARATHON OIL CORPORATION                                                                         1,615,762
                                                                                                                   6,625,968
                                                                                                          ------------------
PHARMACEUTICALS: 2.89%
         71,581   BRISTOL-MYERS SQUIBB COMPANY                                                                     1,743,713
         81,156   PFIZER INCORPORATED                                                                              1,514,371
                                                                                                                   3,258,084
                                                                                                          ------------------
PRIMARY METAL INDUSTRIES: 1.78%
         78,664   ALCOA INCORPORATED                                                                               1,001,393
         22,670   UNITED STATES STEEL CORPORATION                                                                  1,007,228
                                                                                                                   2,008,621
                                                                                                          ------------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 1.74%
         55,132   MCGRAW-HILL COMPANIES INCORPORATED                                                               1,954,429
                                                                                                          ------------------
RAILROAD TRANSPORTATION: 1.83%
         43,860   NORFOLK SOUTHERN CORPORATION                                                                     2,064,052
                                                                                                          ------------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 3.15%
         11,902   GOLDMAN SACHS GROUP INCORPORATED                                                                 1,770,065
         41,486   STATE STREET CORPORATION                                                                         1,778,920
                                                                                                                   3,548,985
                                                                                                          ------------------
SOFTWARE: 1.07%
         71,349   SYMANTEC CORPORATION+<<                                                                           1,209,366
                                                                                                          ------------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.59%
         24,430   OWENS-ILLINOIS INCORPORATED+                                                                       664,985
                                                                                                          ------------------
TRANSPORTATION EQUIPMENT: 2.14%
         19,723   GENERAL DYNAMICS CORPORATION                                                                     1,318,483
         19,376   NORTHROP GRUMMAN CORPORATION                                                                     1,096,682
                                                                                                                   2,415,165
                                                                                                          ------------------
TOTAL COMMON STOCKS (COST $104,855,181)                                                                          109,601,878
                                                                                                          ------------------
COLLATERAL FOR SECURITIES LENDING: 2.69%

                                                                                 YIELD
                                                                               --------
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.13%
        141,034   DWS MONEY MARKET SERIES INSTITUTIONAL(u)                       0.13%                               141,034
                                                                                                          ------------------

                                                                               INTEREST
   PRINCIPAL                                                                     RATE     MATURITY DATE
   ---------                                                                   --------   -------------
COLLATERAL INVESTED IN OTHER ASSETS: 2.56%
$        62,458   ABN AMRO NORTH AMERICA FINANCE INCORPORATED                      0.18      02/08/2010               62,455
         24,681   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                    0.25      02/03/2010               24,681
         15,111   AMSTEL FUNDING CORPORATION++(p)                                  0.60      02/05/2010               15,109
          4,030   ANGLO IRISH BANK CORPORATION++                                   0.24      02/03/2010                4,029
         20,148   ANGLO IRISH BANK CORPORATION++                                   0.24      02/04/2010               20,147
         22,162   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/22/2010               22,160
         10,074   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/26/2010               10,072
         10,074   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/08/2010               10,073
         15,111   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/19/2010               15,109
         30,221   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.22      02/17/2010               30,218
         26,192   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.23      02/24/2010               26,188

                 52 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE COMPANY VALUE FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE         VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        86,248   BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $86,249)           0.12%     02/01/2010   $           86,248
         36,266   BANK OF IRELAND                                                  0.35      02/01/2010               36,266
         21,155   BANK OF IRELAND                                                  0.50      02/02/2010               21,155
         56,413   BANK OF NOVA SCOTIA (HOUSTON)                                    0.18      02/16/2010               56,414
          2,015   BEETHOVEN FUNDING CORPORATION++(p)                               0.30      02/03/2010                2,015
          8,059   BEETHOVEN FUNDING CORPORATION++(p)                               0.32      02/02/2010                8,059
         60,443   BNP PARIBAS (NEW YORK)                                           0.15      02/01/2010               60,443
         45,447   BRYANT PARK FUNDING LLC++(p)                                     0.16      02/12/2010               45,444
          4,533   BTM CAPITAL CORPORATION++                                        0.26      02/03/2010                4,533
          8,059   CALCASIEU PARISH LA+/-ss                                         0.35      12/01/2027                8,059
         11,081   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT
                  AUTHORITY+/-ss                                                   0.30      06/01/2028               11,081
          5,334   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                        0.25      10/01/2038                5,334
         56,413   CONCORD MINUTEMEN CAPITAL COMPANY++(p)                           0.35      02/16/2010               56,404
         16,118   COOK COUNTY IL+/-ss                                              0.25      11/01/2030               16,118
         56,413   DANSKE BANK A/S COPENHAGEN                                       0.15      02/01/2010               56,413
         36,266   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                     0.33      12/15/2037               36,266
         56,413   DEUTSCHE BANK (CAYMAN)                                           0.12      02/01/2010               56,413
         21,155   DEXIA BANK (GRAND CAYMAN)                                        0.22      02/02/2010               21,155
         30,221   DEXIA DELAWARE LLC                                               0.21      02/04/2010               30,221
         56,413   DNB NOR BANK ASA                                                 0.13      02/01/2010               56,413
         56,413   ENI FINANCE USA INCORPORATED++                                   0.19      02/04/2010               56,412
         18,133   ERASMUS CAPITAL CORPORATION++(p)                                 0.20      02/19/2010               18,131
         22,162   ERASMUS CAPITAL CORPORATION++(p)                                 0.22      02/04/2010               22,162
         30,221   FORTIS BANK NV SA                                                0.17      02/03/2010               30,221
         26,192   FORTIS BANK NV SA                                                0.19      02/05/2010               26,192
         50,369   GDF SUEZ++                                                       0.20      02/03/2010               50,368
         74,782   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                  BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $74,783)           0.12      02/01/2010               74,782
         58,428   GRAMPIAN FUNDING LLC++(p)                                        0.24      02/18/2010               58,421
        314,105   GRYPHON FUNDING LIMITED(a)(i)                                    0.00      08/05/2010              122,972
         28,207   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      05/01/2023               28,207
         20,450   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      07/01/2034               20,450
          3,324   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss            0.23      11/01/2042                3,324
         30,221   HOUSTON TX UTILITY SYSTEM+/-ss                                   0.18      05/15/2034               30,221
         10,074   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUE+/-ss           0.22      07/01/2029               10,074
          4,030   INDIANA MUNICIPAL POWER AGENCY+/-ss                              0.24      01/01/2018                4,030
         51,377   ING USA FUNDING LLC                                              0.17      02/09/2010               51,374
          6,044   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                           0.24      04/15/2025                6,044
         56,413   KBC BANK NV BRUSSELS                                             0.15      02/01/2010               56,413
         62,458   LLOYDS TSB BANK PLC                                              0.20      02/04/2010               62,458
          8,287   LMA AMERICAS LLC++(p)                                            0.18      02/11/2010                8,286
         37,727   LMA AMERICAS LLC++(p)                                            0.18      02/12/2010               37,724
          2,015   LOUIS DREYFUS CORPORATION                                        0.25      02/01/2010                2,015
         66,588   MASSACHUSETTS HEFA+/-SS                                          0.19      10/01/2034               66,588
         20,148   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/22/2010               20,145
         36,266   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/26/2010               36,261
         10,074   MONT BLANC CAPITAL CORPORATION++(p)                              0.19      02/10/2010               10,073
          7,253   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                        0.21      02/01/2036                7,253
         60,443   NATIXIS US FINANCE COMPANY LLC                                   0.21      02/10/2010               60,439
          4,030   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                         0.24      01/01/2018                4,030
         47,246   NEW YORK STATE DORMITORY AUTHORITY+/-ss                          0.16      07/01/2034               47,246
         35,057   NEWPORT BEACH CALIFORNIA REVENUE+/-ss                            0.18      12/01/2040               35,057
         40,315   NEWPORT FUNDING CORPORATION++(p)                                 0.20      02/16/2010               40,312
         40,295   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                     0.18      02/18/2010               40,292
         11,776   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                         0.24      01/01/2034               11,776

                 Wells Fargo Advantage Large Cap Stock Funds 53


Portfolio of Investments--January 31, 2010 (Unaudited)

LARGE COMPANY VALUE FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE         VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        40,295   REGENCY MARKETS #1 LLC++(p)                                      0.18%     02/16/2010   $           40,292
          5,541   ROMULUS FUNDING CORPORATION++(p)                                 0.28      02/18/2010                5,540
         38,845   ROYAL BANK OF SCOTLAND PLC                                       0.17      02/03/2010               38,844
         62,458   SCALDIS CAPITAL LIMITED++(p)                                     0.20      02/04/2010               62,456
         56,413   SOCIETE GENERALE BANNON LLC                                      0.19      02/11/2010               56,413
          4,030   SOCIETE GENERALE BANNON LLC                                      0.24      02/10/2010                4,030
         52,384   SOLITAIRE FUNDING LLC++(p)                                       0.21      02/11/2010               52,380
         56,413   SVENSKA HANDELSBANKEN (NEW YORK)                                 0.22      02/11/2010               56,414
         35,033   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.17      02/25/2010               35,028
          8,071   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.18      02/19/2010                8,070
         47,301   TULIP FUNDING CORPORATION++(p)                                   0.16      02/10/2010               47,298
         18,133   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                0.20      07/01/2032               18,133
         64,473   UNICREDITO ITALIANO (NEW YORK)                                   0.22      02/08/2010               64,473
         56,413   VALDEZ ALASKA MARINE TERM REVENUE+/-ss                           0.18      07/01/2037               56,413
          6,044   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                0.22      12/15/2040                6,044
        395,636   VFNC CORPORATION+++/-(a)(i)                                      0.46      09/30/2010              197,818
         60,443   YORKTOWN CAPITAL LLC++(p)                                        0.19      02/03/2010               60,446
                                                                                                                   2,884,540
                                                                                                          ------------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $2,988,125)                                                          3,025,574
                                                                                                          ------------------

    SHARES                                                                       YIELD
---------------                                                                --------
SHORT-TERM INVESTMENTS: 4.02%
MUTUAL FUNDS: 4.02%
      4,525,847   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)~+++                  0.11                            4,525,847
                                                                                                          ------------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,525,847)                                                                     4,525,847
                                                                                                          ------------------
TOTAL INVESTMENTS IN SECURITIES
(COST $112,369,153)*                                                  104.01%                                    117,153,299
OTHER ASSETS AND LIABILITIES, NET                                      (4.01)                                     (4,519,227)
                                                                      ------                              ------------------
TOTAL NET ASSETS                                                      100.00%                             $      112,634,072
                                                                      ------                              ------------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

+++  Short-term security of an affiliate of the Fund with a cost of $4,525,847.

* Cost for federal income tax purposes is $116,826,362 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 13,144,630
Gross unrealized depreciation    (12,817,693)
                                ------------
Net unrealized appreciation     $    326,937

The accompanying notes are an integral part of these financial statements.

                 54 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

U.S. VALUE FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
COMMON STOCKS: 96.95%
AEROSPACE, DEFENSE: 2.28%
         48,800   BOEING COMPANY                                                                          $        2,957,280
          1,000   LOCKHEED MARTIN CORPORATION                                                                         74,520
          1,000   UNITED TECHNOLOGIES CORPORATION                                                                     67,480
                                                                                                                   3,099,280
                                                                                                          ------------------
BEVERAGES: 0.72%
         18,100   THE COCA-COLA COMPANY                                                                              981,925
                                                                                                          ------------------
BUSINESS SERVICES: 2.42%
         93,000   MONSTER WORLDWIDE INCORPORATED+                                                                  1,449,870
          9,000   OMNICOM GROUP INCORPORATED                                                                         317,700
        107,000   TOTAL SYSTEM SERVICES INCORPORATED                                                               1,531,170
                                                                                                                   3,298,740
                                                                                                          ------------------
CHEMICALS: 1.74%
            580   BASF AG ADR                                                                                         32,915
         25,000   DOW CHEMICAL COMPANY                                                                               677,250
         50,631   E.I. DU PONT DE NEMOURS & COMPANY                                                                1,651,077
                                                                                                                   2,361,242
                                                                                                          ------------------
COMMUNICATIONS: 2.12%
         50,000   AT&T Incorporated                                                                                1,268,000
         25,083   TIME WARNER CABLE INCORPORATED                                                                   1,093,368
         17,800   VERIZON COMMUNICATIONS INCORPORATED                                                                523,676
                                                                                                                   2,885,044
                                                                                                          ------------------
COSMETICS, PERSONAL CARE: 2.65%
         32,400   JOHNSON & JOHNSON                                                                                2,036,664
         25,400   PROCTER & GAMBLE COMPANY                                                                         1,563,370
                                                                                                                   3,600,034
                                                                                                          ------------------
CRUDE PETROLEUM & NATURAL GAS: 2.22%
         40,800   NOBLE ENERGY INCORPORATED                                                                        3,016,752
                                                                                                          ------------------
DEPOSITORY INSTITUTIONS: 17.88%
          9,163   BANCO BILBAO VIZCAYA ARGENTARIA SA ADR                                                             139,186
        362,600   BANK OF AMERICA CORPORATION                                                                      5,504,268
         54,000   BB&T Corporation<<                                                                               1,504,980
          1,653   COMMERCE BANCSHARES INCORPORATED                                                                    65,426
        126,300   JPMORGAN CHASE & COMPANY                                                                         4,918,122
        238,800   KEYCORP                                                                                          1,714,584
          1,900   M&T BANK CORPORATION<<                                                                             140,125
        129,000   MARSHALL & ILSLEY CORPORATION                                                                      891,390
         42,000   NORTHERN TRUST CORPORATION                                                                       2,121,840
         48,700   PNC FINANCIAL SERVICES GROUP INCORPORATED                                                        2,699,441
         73,000   REGIONS FINANCIAL CORPORATION                                                                      463,550
        166,000   US BANCORP                                                                                       4,163,280
                                                                                                                  24,326,192
                                                                                                          ------------------
ELECTRIC, GAS & SANITARY SERVICES: 4.98%
         30,000   AQUA AMERICA INCORPORATED<<                                                                        497,700
         90,000   NISOURCE INCORPORATED                                                                            1,282,500
         24,000   PROGRESS ENERGY INCORPORATED                                                                       935,280

                 Wells Fargo Advantage Large Cap Stock Funds 55


Portfolio of Investments--January 31, 2010 (Unaudited)

U.S. VALUE FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
ELECTRIC, GAS & SANITARY SERVICES (continued)
         54,500   REPUBLIC SERVICES INCORPORATED                                                          $        1,460,055
         38,000   THE SOUTHERN COMPANY                                                                             1,216,000
         43,000   WASTE MANAGEMENT INCORPORATED                                                                    1,378,150
                                                                                                                   6,769,685
                                                                                                          ------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 4.06%
         90,000   ATMI INCORPORATED+                                                                               1,510,200
        250,000   GENERAL ELECTRIC COMPANY                                                                         4,020,000
                                                                                                                   5,530,200
                                                                                                          ------------------
FOOD: 2.15%
         60,000   CONAGRA FOODS INCORPORATED                                                                       1,364,400
         56,000   SYSCO CORPORATION                                                                                1,567,440
                                                                                                                   2,931,840
                                                                                                          ------------------
FOOD STORES: 0.78%
         49,700   KROGER COMPANY                                                                                   1,065,071
                                                                                                          ------------------
FOOTWEAR: 1.05%
         22,500   NIKE INCORPORATED CLASS B                                                                        1,434,375
                                                                                                          ------------------
GENERAL MERCHANDISE STORES: 1.28%
         34,000   TARGET CORPORATION                                                                               1,743,180
                                                                                                          ------------------
HEALTH SERVICES: 1.00%
         27,900   HUMANA INCORPORATED+                                                                             1,356,498
                                                                                                          ------------------
HOLDING & OTHER INVESTMENT OFFICES: 0.79%
         29,000   ANNALY CAPITAL MANAGEMENT INCORPORATED                                                             504,020
         28,000   EXTERRAN HOLDINGS INCORPORATED+                                                                    567,840
                                                                                                                   1,071,860
                                                                                                          ------------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 1.57%
         26,600   3M COMPANY                                                                                       2,141,034
                                                                                                          ------------------
INSURANCE AGENTS, BROKERS & SERVICE: 0.39%
         24,400   MARSH & MCLENNAN COMPANIES INCORPORATED                                                            526,064
                                                                                                          ------------------
INSURANCE CARRIERS: 4.15%
          8,800   AETNA INCORPORATED                                                                                 263,736
         43,300   ALLSTATE CORPORATION                                                                             1,295,969
         28,800   CHUBB CORPORATION                                                                                1,440,000
          7,800   CIGNA CORPORATION                                                                                  263,406
         34,600   FIDELITY NATIONAL TITLE GROUP INCORPORATED                                                         446,340
         23,800   THE TRAVELERS COMPANIES INCORPORATED                                                             1,205,946
         11,500   WELLPOINT INCORPORATED+                                                                            732,780
                                                                                                                   5,648,177
                                                                                                          ------------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
   GOODS: 2.94%
         50,000   BOSTON SCIENTIFIC CORPORATION+                                                                     431,500
         29,000   DANAHER CORPORATION                                                                              2,069,150
         44,000   PERKINELMER INCORPORATED                                                                           886,160
         13,400   THERMO FISHER SCIENTIFIC INCORPORATED+                                                             618,410
                                                                                                                   4,005,220
                                                                                                          ------------------

                 56 Wells Fargo Advantage Large Cap Stock Funds


Portfolio of Investments--January 31, 2010 (Unaudited)

U.S. VALUE FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
METAL MINING: 1.32%
         27,000   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                     $        1,800,630
                                                                                                          ------------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 1.12%
         43,000   TYCO INTERNATIONAL LIMITED                                                                       1,523,490
                                                                                                          ------------------
MISCELLANEOUS RETAIL: 1.19%
         20,800   GAMESTOP CORPORATION CLASS A+                                                                      411,216
        212,000   OFFICE DEPOT INCORPORATED+                                                                       1,204,160
                                                                                                                   1,615,376
                                                                                                          ------------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 1.50%
         26,000   FEDEX CORPORATION                                                                                2,037,100
                                                                                                          ------------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.41%
        123,200   DISCOVER FINANCIAL SERVICES                                                                      1,685,376
         14,600   PEOPLE'S UNITED FINANCIAL INCORPORATED                                                             236,082
                                                                                                                   1,921,458
                                                                                                          ------------------
OIL & GAS: 0.71%
         24,700   ENSCO INTERNATIONAL PLC ADR                                                                        964,041
                                                                                                          ------------------
OIL & GAS EXTRACTION: 5.74%
         45,500   ANADARKO PETROLEUM CORPORATION                                                                   2,901,990
         23,000   CHESAPEAKE ENERGY CORPORATION                                                                      569,940
         28,000   DEVON ENERGY CORPORATION                                                                         1,873,480
         42,700   TOTAL SA ADR                                                                                     2,459,093
                                                                                                                   7,804,503
                                                                                                          ------------------
OIL & OIL SERVICES: 0.28%
         13,200   HALLIBURTON COMPANY                                                                                385,572
                                                                                                          ------------------
OIL FIELD EQUIPMENT & SERVICES: 1.86%
         62,000   NATIONAL OILWELL VARCO INCORPORATED                                                              2,535,800
                                                                                                          ------------------
PAPER & ALLIED PRODUCTS: 0.98%
         57,900   INTERNATIONAL PAPER COMPANY                                                                      1,326,489
                                                                                                          ------------------
PETROLEUM REFINING & RELATED INDUSTRIES: 9.56%
         49,600   CHEVRON CORPORATION                                                                              3,577,152
         36,500   CONOCOPHILLIPS                                                                                   1,752,000
         91,000   EXXON MOBIL CORPORATION                                                                          5,863,130
         31,300   HESS CORPORATION                                                                                 1,808,827
                                                                                                                  13,001,109
                                                                                                          ------------------
PHARMACEUTICALS: 5.25%
         68,000   MERCK & COMPANY INCORPORATED                                                                     2,596,240
        244,000   PFIZER INCORPORATED                                                                              4,553,040
                                                                                                                   7,149,280
                                                                                                          ------------------
PRIMARY METAL INDUSTRIES: 0.89%
         29,500   ALLEGHENY TECHNOLOGIES INCORPORATED                                                              1,205,075
                                                                                                          ------------------
RETAIL-DRUG STORES: 1.94%
         73,200   WALGREEN COMPANY                                                                                 2,638,860
                                                                                                          ------------------

                 Wells Fargo Advantage Large Cap Stock Funds 57


Portfolio of Investments--January 31, 2010 (Unaudited)

U.S. VALUE FUND

     SHARES       SECURITY NAME                                                                                  VALUE
     ------       -------------                                                                           ------------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.66%
          2,100   GOLDMAN SACHS GROUP INCORPORATED                                                        $          312,312
         22,800   LEGG MASON INCORPORATED                                                                            587,784
                                                                                                                     900,096
                                                                                                          ------------------
SOFTWARE: 2.34%
         37,000   ELECTRONIC ARTS INCORPORATED+                                                                      602,360
         91,500   MICROSOFT CORPORATION                                                                            2,578,470
                                                                                                                   3,180,830
                                                                                                          ------------------
SURGICAL & MEDICAL INSTRUMENTS & APPARATUS: 0.25%
          6,800   COVIDIEN LIMITED                                                                                   343,808
                                                                                                          ------------------
TELECOMMUNICATIONS: 1.77%
        112,000   VODAFONE GROUP PLC ADR                                                                           2,403,520
                                                                                                          ------------------
TRANSPORTATION EQUIPMENT: 1.01%
          2,000   GENERAL DYNAMICS CORPORATION                                                                       133,700
         25,800   ITT CORPORATION                                                                                  1,246,398
                                                                                                                   1,380,098
                                                                                                          ------------------
TOTAL COMMON STOCKS (COST $133,146,994)                                                                          131,909,548
                                                                                                          ------------------

COLLATERAL FOR SECURITIES LENDING: 0.68%

                                                                                 YIELD
                                                                               --------
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 0.02%
         28,217   DWS MONEY MARKET SERIES INSTITUTIONAL(u)                         0.13%                              28,217
                                                                                                          ------------------

                                                                               INTEREST
   PRINCIPAL                                                                     RATE     MATURITY DATE
   ---------                                                                   --------   -------------
COLLATERAL INVESTED IN OTHER ASSETS: 0.66%
$        12,496   ABN AMRO NORTH AMERICA FINANCE INCORPORATED                      0.18      02/08/2010               12,496
          4,938   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                    0.25      02/03/2010                4,938
          3,023   AMSTEL FUNDING CORPORATION++(p)                                  0.60      02/05/2010                3,023
            806   ANGLO IRISH BANK CORPORATION++                                   0.24      02/03/2010                  806
          4,031   ANGLO IRISH BANK CORPORATION++                                   0.24      02/04/2010                4,031
          4,434   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/22/2010                4,434
          2,016   ANTALIS US FUNDING CORPORATION++(p)                              0.19      02/26/2010                2,015
          2,016   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/08/2010                2,015
          3,023   ANTALIS US FUNDING CORPORATION++(p)                              0.20      02/19/2010                3,023
          6,047   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.22      02/17/2010                6,046
          5,240   AUTOBAHN FUNDING COMPANY LLC++(p)                                0.23      02/24/2010                5,239
         17,256   BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                  MORTGAGE BACKED SECURITIES (MATURITY VALUE $17,256)              0.12      02/01/2010               17,256
          7,256   BANK OF IRELAND                                                  0.35      02/01/2010                7,256
          4,233   BANK OF IRELAND                                                  0.50      02/02/2010                4,233
         11,287   BANK OF NOVA SCOTIA (HOUSTON)                                    0.18      02/16/2010               11,287
            403   BEETHOVEN FUNDING CORPORATION++(p)                               0.30      02/03/2010                  403
          1,612   BEETHOVEN FUNDING CORPORATION++(p)                               0.32      02/02/2010                1,612
         12,093   BNP PARIBAS (NEW YORK)                                           0.15      02/01/2010               12,093
          9,093   BRYANT PARK FUNDING LLC++(p)                                     0.16      02/12/2010                9,092
            907   BTM CAPITAL CORPORATION++                                        0.26      02/03/2010                  907
          1,612   CALCASIEU PARISH LA+/-ss                                         0.35      12/01/2027                1,612
          2,217   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss      0.30      06/01/2028                2,217
          1,067   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                        0.25      10/01/2038                1,067
         11,287   CONCORD MINUTEMEN CAPITAL COMPANY++(p)                           0.35      02/16/2010               11,285
          3,225   COOK COUNTY IL+/-ss                                              0.25      11/01/2030                3,225
         11,287   DANSKE BANK A/S COPENHAGEN                                       0.15      02/01/2010               11,287

                 58 Wells Fargo Advantage Large Cap Stock Funds


                          Portfolio of Investments--January 31, 2010 (Unaudited)

U.S. VALUE FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE          VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$         7,256   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                     0.33%     12/15/2037   $            7,256
         11,287   DEUTSCHE BANK (CAYMAN)                                           0.12      02/01/2010               11,287
          4,233   DEXIA BANK (GRAND CAYMAN)                                        0.22      02/02/2010                4,233
          6,047   DEXIA DELAWARE LLC                                               0.21      02/04/2010                6,046
         11,287   DNB NOR BANK ASA                                                 0.13      02/01/2010               11,287
         11,287   ENI FINANCE USA INCORPORATED++                                   0.19      02/04/2010               11,287
          3,628   Erasmus Capital Corporation++(p)                                 0.20      02/19/2010                3,628
          4,434   Erasmus Capital Corporation++(p)                                 0.22      02/04/2010                4,434
          6,047   Fortis Bank NV SA                                                0.17      02/03/2010                6,047
          5,240   Fortis Bank NV SA                                                0.19      02/05/2010                5,240
         10,078   GDF SUEZ++                                                       0.20      02/03/2010               10,077
         14,962   GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                  MORTGAGE BACKED SECURITIES (MATURITY VALUE $14,962)              0.12      02/01/2010               14,962
         11,690   GRAMPIAN FUNDING LLC++(p)                                        0.24      02/18/2010               11,688
        372,885   GRYPHON FUNDING LIMITED(a)(i)                                    0.00      08/05/2010              145,984
          5,643   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      05/01/2023                5,643
          4,091   GULF COAST WASTE DISPOSAL AUTHORITY+/-ss                         0.19      07/01/2034                4,091
            665   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss            0.23      11/01/2042                  665
          6,047   HOUSTON TX UTILITY SYSTEM+/-ss                                   0.18      05/15/2034                6,047
          2,016   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUE+/-ss           0.22      07/01/2029                2,016
            806   INDIANA MUNICIPAL POWER AGENCY+/-ss                              0.24      01/01/2018                  806
         10,279   ING USA FUNDING LLC                                              0.17      02/09/2010               10,279
          1,209   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                           0.24      04/15/2025                1,209
         11,287   KBC BANK NV BRUSSELS                                             0.15      02/01/2010               11,287
         12,496   LLOYDS TSB BANK PLC                                              0.20      02/04/2010               12,496
          1,658   LMA AMERICAS LLC++(p)                                            0.18      02/11/2010                1,658
          7,548   LMA AMERICAS LLC++(p)                                            0.18      02/12/2010                7,548
            403   LOUIS DREYFUS CORPORATION                                        0.25      02/01/2010                  403
         13,322   MASSACHUSETTS HEFA+/-ss                                          0.19      10/01/2034               13,322
          4,031   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/22/2010                4,031
          7,256   MATCHPOINT MASTER TRUST++(p)                                     0.17      02/26/2010                7,255
          2,016   MONT BLANC CAPITAL CORPORATION++(p)                              0.19      02/10/2010                2,015
          1,451   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                        0.21      02/01/2036                1,451
         12,093   NATIXIS US FINANCE COMPANY LLC                                   0.21      02/10/2010               12,092
            806   NEW JERSEY STATE TURNPIKE AUTHORITy+/-ss                         0.24      01/01/2018                  806
          9,453   NEW YORK STATE DORMITORY AUTHORITY+/-ss                          0.16      07/01/2034                9,453
          7,014   NEWPORT BEACH CALIFORNIA REVENUE+/-ss                            0.18      12/01/2040                7,014
          8,066   NEWPORT FUNDING CORPORATION++(p)                                 0.20      02/16/2010                8,065
          8,062   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                     0.18      02/18/2010                8,061
          2,356   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                         0.24      01/01/2034                2,356
          8,062   REGENCY MARKETS #1 LLC++(p)                                      0.18      02/16/2010                8,061
          1,109   ROMULUS FUNDING CORPORATION++(p)                                 0.28      02/18/2010                1,108
          7,772   ROYAL BANK OF SCOTLAND PLC                                       0.17      02/03/2010                7,772
         12,496   SCALDIS CAPITAL LIMITED++(p)                                     0.20      02/04/2010               12,496
         11,287   SOCIETE GENERALE BANNON LLC                                      0.19      02/11/2010               11,287
            806   SOCIETE GENERALE BANNON LLC                                      0.24      02/10/2010                  806
         10,481   SOLITAIRE FUNDING LLC++(p)                                       0.21      02/11/2010               10,480
         11,287   SVENSKA HANDELSBANKEN (NEW YORK)                                 0.22      02/11/2010               11,287
          7,009   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.17      02/25/2010                7,008
          1,615   TICONDEROGA MASTER FUNDING LIMITED++(p)                          0.18      02/19/2010                1,615
          9,464   TULIP FUNDING CORPORATION++(p)                                   0.16      02/10/2010                9,463
          3,628   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                0.20      07/01/2032                3,628
         12,899   UNICREDITO ITALIANO (NEW YORK)                                   0.22      02/08/2010               12,899
         11,287   VALDEZ ALASKA MARINE TERM REVENUE+/-ss                           0.18      07/01/2037               11,287

                 Wells Fargo Advantage Large Cap Stock Funds 59


Portfolio of Investments--January 31, 2010 (Unaudited)

U.S. VALUE FUND

                                                                               INTEREST
   PRINCIPAL      SECURITY NAME                                                  RATE     MATURITY DATE          VALUE
   ---------      -------------                                                --------   -------------   ------------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$         1,209   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                0.22%     12/15/2040   $            1,209
        469,673   VFNC CORPORATION+++/-(a)(i)                                      0.46      09/30/2010              234,836
         12,093   YORKTOWN CAPITAL LLC++(p)                                        0.19      02/03/2010               12,093
                                                                                                                     893,758
                                                                                                          ------------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $877,517)                                                              921,975
                                                                                                          ------------------

     SHARES                                                                      YIELD
     ------                                                                    --------
SHORT-TERM INVESTMENTS: 3.89%
MUTUAL FUNDS: 3.89%
      5,289,081   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)~+++                  0.11                            5,289,081
                                                                                                          ------------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,289,081)                                                                     5,289,081
                                                                                                          ------------------
TOTAL INVESTMENTS IN SECURITIES
(COST $139,313,592)*                                       101.52%                                               138,120,604
OTHER ASSETS AND LIABILITIES, NET                           (1.52)                                                (2,068,119)
                                                           ------                                         ------------------
TOTAL NET ASSETS                                           100.00%                                        $      136,052,485
                                                           ------                                         ------------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

+++  Short-term security of an affiliate of the Fund with a cost of $5,289,081.

* Cost for federal income tax purposes is $140,092,070 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 13,016,847
Gross unrealized depreciation    (14,988,313)
                                ------------
Net unrealized depreciation     $ (1,971,466)

The accompanying notes are an integral part of these financial statements.

                 60 Wells Fargo Advantage Large Cap Stock Funds


       Statements of Assets and Liabilities--January 31, 2010 (Unaudited)

                                                                                     Capital         Endeavor
                                                                                     Growth           Select
                                                                                      Fund             Fund
                                                                                 --------------   --------------
ASSETS
   Investments
      In unaffiliated securities, at value (including securities on loan) ....   $1,340,614,686   $1,252,187,055
      Of collateral received for securities loaned, at value .................       76,448,469      157,226,175
      In affiliated securities, at value .....................................       35,398,882        5,456,877
                                                                                 --------------   --------------
   Total investments at value (see cost below) ...............................    1,452,462,037    1,414,870,107
                                                                                 --------------   --------------
   Cash ......................................................................        1,044,349        1,474,070
   Receivable for Fund shares issued .........................................        2,656,512        3,773,057
   Receivable for investments sold ...........................................       32,358,206       36,176,548
   Receivables for dividends .................................................          642,465          756,695
                                                                                 --------------   --------------
Total assets .................................................................    1,489,163,569    1,457,050,477
                                                                                 --------------   --------------
LIABILITIES
   Payable for Fund shares redeemed ..........................................        7,318,016        8,537,089
   Payable for investments purchased .........................................       20,059,016       15,374,359
   Payable upon receipt of securities loaned .................................       76,373,439      157,120,273
   Payable to investment advisor and affiliates ..............................        1,140,811          998,537
   Due to custodian bank .....................................................                0                0
   Accrued expenses and other liabilities ....................................          141,099          149,104
                                                                                 --------------   --------------
Total liabilities ............................................................      105,032,381      182,179,362
                                                                                 --------------   --------------
TOTAL NET ASSETS .............................................................   $1,384,131,188   $1,274,871,115
                                                                                 --------------   --------------
NET ASSETS CONSIST OF
   Paid-in capital ...........................................................   $1,762,037,396   $1,621,620,415
   Undistributed (overdistributed) net investment income (loss) ..............       (1,701,523)        (746,621)
   Accumulated net realized loss on investments ..............................     (440,015,977)    (480,649,473)
   Net unrealized appreciation (depreciation) on investments .................       63,191,986      133,772,660
   Net unrealized appreciation of collateral received for securities loaned ..          619,306          874,134
                                                                                 --------------   --------------
TOTAL NET ASSETS .............................................................   $1,384,131,188   $1,274,871,115
                                                                                 --------------   --------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets - Class A ......................................................   $   20,542,231   $  139,511,711
   Shares outstanding - Class A ..............................................        1,621,513       18,052,973
   Net asset value per share - Class A .......................................   $        12.67   $         7.73
   Maximum offering price per share - Class A(2) .............................   $        13.44   $         8.20
   Net assets - Class B ......................................................               NA   $    3,326,783
   Shares outstanding - Class B ..............................................               NA          464,154
   Net asset value and offering price per share - Class B ....................               NA   $         7.17
   Net assets - Class C ......................................................   $    6,962,580   $    8,604,878
   Shares outstanding - Class C ..............................................          560,048        1,200,854
   Net asset value and offering price per share - Class C ....................   $        12.43   $         7.17
   Net assets - Administrator Class ..........................................   $  658,779,683   $  223,516,287
   Shares outstanding - Administrator Class ..................................       50,588,126       28,593,864
   Net asset value and offering price per share - Administrator Class ........   $        13.02   $         7.82
   Net assets - Institutional Class ..........................................   $  471,444,621   $  899,911,456
   Shares outstanding - Institutional Class ..................................       35,930,072      114,398,112
   Net asset value and offering price per share - Institutional Class ........   $        13.12   $         7.87
   Net assets - Investor Class ...............................................   $  226,402,073               NA
   Shares outstanding - Investor Class .......................................       17,935,267               NA
   Net asset value and offering price per share - Investor Class .............   $        12.62               NA
                                                                                 --------------   --------------
Investments at cost ..........................................................   $1,388,650,745   $1,280,223,313
                                                                                 --------------   --------------
Securities on loan, at value .................................................   $   70,407,241   $  151,791,608
                                                                                 --------------   --------------

----------
1.   Each Fund has an unlimited number of authorized shares.

2. Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 61


Statements of Assets and Liabilities--January 31, 2010 (Unaudited)

                   Large Cap         Large          Large
    Growth           Growth         Company        Company      U.S. Value
     Fund             Fund         Core Fund     Value Fund        Fund
--------------   -------------   ------------   ------------   ------------


$1,487,196,887   $ 280,001,938   $261,253,629   $109,601,878   $131,909,548
   190,181,781      19,010,084      3,221,977      3,025,574        921,975
    12,332,623         746,174      1,565,147      4,525,847      5,289,081
--------------   -------------   ------------   ------------   ------------
 1,689,711,291     299,758,196    266,040,753    117,153,299    138,120,604
--------------   -------------   ------------   ------------   ------------
     1,407,043         320,073        292,807              0         74,970
     3,069,954          38,988        454,893         12,267         23,954
    14,488,927       4,500,685        177,308              0              0
       464,204         166,711        277,251        127,504        198,188
--------------   -------------   ------------   ------------   ------------
 1,709,141,419     304,784,653    267,243,012    117,356,222    138,417,716
--------------   -------------   ------------   ------------   ------------

     1,147,161          87,250        150,065         27,335         30,342
    21,607,944       3,587,613        662,521              0      1,334,601
   190,080,696      18,987,088      3,200,942      3,044,992        916,590
     1,557,091         144,828        232,055         89,114         81,368
             0               0              0      1,484,159              0
       147,205          35,667         17,037         13,398          2,330
--------------   -------------   ------------   ------------   ------------
   214,540,097      22,842,446      4,262,620      4,722,150      2,365,231
--------------   -------------   ------------   ------------   ------------
$1,494,601,322   $ 281,942,207   $262,980,392   $112,634,072   $136,052,485
--------------   -------------   ------------   ------------   ------------

$1,452,172,330   $ 545,978,587   $341,693,202   $135,853,572   $160,220,266
    (3,558,914)        (67,693)       227,458        283,138         27,715
   (87,031,611)   (266,086,729)   (72,007,230)   (28,286,784)   (23,002,508)
   132,185,130       1,928,236     (7,106,674)     4,746,697     (1,237,446)
       834,387         189,806        173,636         37,449         44,458
--------------   -------------   ------------   ------------   ------------
$1,494,601,322   $ 281,942,207   $262,980,392   $112,634,072   $136,052,485
--------------   -------------   ------------   ------------   ------------

$   81,338,464              NA   $  7,364,085   $    232,559   $    788,898
     3,392,118              NA        381,241         21,368         75,585
$        23.98              NA   $      19.32   $      10.88   $      10.44
$        25.44              NA   $      20.50   $      11.54   $      11.08
            NA              NA   $  1,561,968             NA   $    958,955
            NA              NA         81,205             NA         92,336
            NA              NA   $      19.23             NA   $      10.39
$    6,420,850              NA   $  1,258,065   $    297,127   $    906,783
       280,687              NA         65,404         26,820         87,993
$        22.88              NA   $      19.24   $      11.08   $      10.31
$  277,672,480              NA   $     43,905   $    251,658   $110,821,019
    11,115,997              NA          2,270         23,034     10,761,452
$        24.98              NA   $      19.34   $      10.93   $      10.30
$  288,246,807              NA   $ 14,503,742   $      8,528             NA
    11,281,751              NA        743,270            781             NA
$        25.55              NA   $      19.51   $      10.92             NA
$  840,922,721   $ 281,942,207   $238,248,627   $111,844,200   $ 22,576,830
    35,075,696      11,818,195     12,261,997     10,063,985      2,131,097
$        23.97   $       23.86   $      19.43   $      11.11   $      10.59
--------------   -------------   ------------   ------------   ------------
$1,556,691,774   $ 297,640,154   $272,973,791   $112,369,153   $139,313,592
--------------   -------------   ------------   ------------   ------------
$  188,309,537   $  17,976,189   $  1,771,500   $  2,742,316   $    557,313
--------------   -------------   ------------   ------------   ------------

                 62 Wells Fargo Advantage Large Cap Stock Funds


Statements of Operations--For the Six Months Ended January 31, 2010 (Unaudited)

                                                                            Capital       Endeavor
                                                                            Growth         Select
                                                                             Fund           Fund
                                                                         ------------   ------------
INVESTMENT INCOME
   Dividends(1) ......................................................   $  5,015,013   $  5,175,015
   Income from affiliated securities .................................          7,801         14,962
   Securities lending income .........................................        149,503        131,143
                                                                         ------------   ------------
Total investment income ..............................................      5,172,317      5,321,120
                                                                         ------------   ------------
EXPENSES
   Advisory fees .....................................................      4,693,765      4,415,659
   Administration fees
      Fund level .....................................................        359,983        336,807
      Class A ........................................................         30,485        222,090
      Class B ........................................................             NA          5,310
      Class C ........................................................         10,059         12,990
      Administrator Class ............................................        357,005        121,334
      Institutional Class ............................................        187,414        373,142
      Investor Class .................................................        434,012             NA
   Custody fees ......................................................         74,621         70,596
   Shareholder servicing fees
      Class A ........................................................         27,218        197,976
      Class B ........................................................             NA          4,741
      Class C ........................................................          8,981         11,598
      Administrator Class ............................................        892,219        298,039
      Investor Class .................................................        280,629             NA
   Accounting fees ...................................................         32,114         32,344
   Distribution fees
      Class B ........................................................             NA         14,222
      Class C ........................................................         26,944         34,794
   Professional fees .................................................         22,179         19,585
   Registration fees .................................................         41,885         44,878
   Shareholder reports ...............................................        124,657        153,908
   Trustees' fees ....................................................          5,274          5,274
   Other fees and expenses ...........................................         19,002         20,906
                                                                         ------------   ------------
Total expenses .......................................................      7,628,446      6,396,193
                                                                         ------------   ------------
LESS
   Waived fees and reimbursed expenses ...............................       (765,753)      (329,245)
   Net expenses ......................................................      6,862,693      6,066,948
                                                                         ------------   ------------
Net investment income (loss) .........................................     (1,690,376)      (745,828)
                                                                         ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Unaffiliated securities ...........................................     96,589,558    108,595,529
   Investments of collateral received for securities loaned ..........     (3,449,301)    (3,065,051)
                                                                         ------------   ------------
Net realized gain and loss from investments ..........................     93,140,257    105,530,478
                                                                         ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
   Unaffiliated securities ...........................................      3,749,855    (20,227,717)
   Investments of collateral received for securities loaned ..........      4,825,830      5,002,467
                                                                         ------------   ------------
Net change in unrealized appreciation (depreciation) of investments ..      8,575,685    (15,225,250)
                                                                         ------------   ------------
Net realized and unrealized gain and loss on investments .............    101,715,942     90,305,228
                                                                         ------------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $100,025,566   $ 89,559,400
                                                                         ------------   ------------
1. Net of foreign withholding taxes of ...............................   $    285,974   $    263,729

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 63


Statements of Operations--For the Six Months Ended January 31, 2010 (Unaudited)

                Large Cap       Large         Large
   Growth         Growth       Company       Company      U.S. Value
    Fund           Fund       Core Fund     Value Fund       Fund
------------   -----------   -----------   -----------   -----------

$  4,691,603   $ 1,616,799   $ 1,809,545   $ 1,232,992   $ 1,388,739
       6,648         1,261         1,814         1,506         2,519
     277,023         9,088        26,390         7,088        11,345
------------   -----------   -----------   -----------   -----------
   4,975,274     1,627,148     1,837,749     1,241,586     1,402,603
------------   -----------   -----------   -----------   -----------

   4,976,870       997,002       891,375       401,715       464,590

     354,069       149,715        63,670        28,694        33,185
      90,402            NA        10,413           275         1,088
          NA            NA         2,337            NA         1,449
       6,547            NA         1,825           420         1,227
     121,176            NA            22           124        53,760
     110,598            NA         6,856             4            NA
   1,573,540       462,729       431,461       216,646        42,809
      72,869         7,662        12,390         5,544         5,897

      80,717            NA         9,081           245           972
          NA            NA         2,086            NA         1,294
       5,846            NA         1,629           375         1,095
     302,389            NA            55           309       134,399
   1,034,500       355,653       249,216       142,084        27,949
      31,278         6,777         4,789         5,985         5,468

          NA            NA         6,259            NA         3,882
      17,537            NA         4,887         1,126         3,287
      19,376        17,731        22,179        19,696        19,321
      33,907         9,722        29,917        28,920        24,932
     109,699        31,056        31,912        13,961        11,967
       5,274         5,274         5,274         5,274         5,274
      16,921         4,691         4,690         3,200         3,285
------------   -----------   -----------   -----------   -----------
   8,963,515     2,048,012     1,792,323       874,597       847,130
------------   -----------   -----------   -----------   -----------

    (429,327)     (353,111)     (211,727)      (99,489)     (158,356)
   8,534,188     1,694,901     1,580,596       775,108       688,774
------------   -----------   -----------   -----------   -----------
  (3,558,914)      (67,753)      257,153       466,478       713,829
------------   -----------   -----------   -----------   -----------

  62,307,510     5,482,290    (1,130,443)     (193,649)    3,364,415
  (4,610,920)     (467,534)     (346,797)     (182,395)     (154,795)
------------   -----------   -----------   -----------   -----------
  57,696,590     5,014,756    (1,477,240)     (376,044)    3,209,620
------------   -----------   -----------   -----------   -----------

 107,062,512    19,860,961    24,533,640    11,381,665     9,551,335
   6,460,241       888,216       734,042       147,468       253,331
------------   -----------   -----------   -----------   -----------
 113,522,753    20,749,177    25,267,682    11,529,133     9,804,666
------------   -----------   -----------   -----------   -----------
 171,219,343    25,763,933    23,790,442    11,153,089    13,014,286
------------   -----------   -----------   -----------   -----------
$167,660,429   $25,696,180   $24,047,595   $11,619,567   $13,728,115
------------   -----------   -----------   -----------   -----------

$     13,229   $    16,947   $     7,290   $     3,867   $     1,650

                 64 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                        CAPITAL GROWTH FUND
                                                                                                  -------------------------------
                                                                                                      For the
                                                                                                    Six Months
                                                                                                       Ended
                                                                                                    January 31,        For the
                                                                                                       2010          Year Ended
                                                                                                    (Unaudited)     July 31, 2009
                                                                                                  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................................   $1,372,643,632   $1,639,344,170
OPERATIONS
   Net investment income (loss) ...............................................................       (1,690,376)       3,586,205
   Net realized gain (loss) on investments ....................................................       93,140,257     (529,957,042)
   Net change in unrealized appreciation (depreciation) on investments ........................        8,575,685       63,979,010
                                                                                                  --------------   --------------
Net increase (decrease) in net assets resulting from operations ...............................      100,025,566     (462,391,827)
                                                                                                  --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Administrator Class .....................................................................       (1,796,241)               0
      Institutional Class .....................................................................       (1,989,485)               0
      Investor Class ..........................................................................                0                0
   Net realized gains
      Class A .................................................................................                0         (954,537)
      Class B .................................................................................               NA               NA
      Class C .................................................................................                0         (264,298)
      Administrator Class .....................................................................                0      (22,693,086)
      Institutional Class .....................................................................                0      (16,485,253)
      Investor Class ..........................................................................                0       (9,843,385)
                                                                                                  --------------   --------------
Total distributions to shareholders ...........................................................       (3,785,726)     (50,240,559)
                                                                                                  --------------   --------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ........................................................        1,275,511        6,445,619
   Reinvestment of distributions - Class A ....................................................                0          938,106
   Cost of shares redeemed - Class A ..........................................................       (3,327,197)      (8,586,168)
                                                                                                  --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A ..       (2,051,686)      (1,202,443)
                                                                                                  --------------   --------------
   Proceeds from shares sold - Class B ........................................................               NA               NA
   Reinvestment of distributions - Class B ....................................................               NA               NA
   Cost of shares redeemed - Class B ..........................................................               NA               NA
                                                                                                  --------------   --------------
   Net decrease in net assets resulting from capital share transactions - Class B .............               NA               NA
                                                                                                  --------------   --------------
   Proceeds from shares sold - Class C ........................................................          770,664        2,842,244
   Reinvestment of distributions - Class C ....................................................                0          169,153
   Cost of shares redeemed - Class C ..........................................................       (1,038,649)      (1,386,922)
                                                                                                  --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C ..         (267,985)       1,624,475
                                                                                                  --------------   --------------
   Proceeds from shares sold - Administrator Class ............................................      162,855,749      682,873,645
   Reinvestment of distributions - Administrator Class ........................................        1,403,195       19,464,021
   Cost of shares redeemed - Administrator Class ..............................................     (237,092,523)    (494,218,471)
                                                                                                  --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class .....................................................................      (72,833,579)     208,119,195
                                                                                                  --------------   --------------
   Proceeds from shares sold - Institutional Class ............................................       57,759,707      287,429,550
   Reinvestment of distributions - Institutional Class ........................................        1,946,063       16,371,620
   Cost of shares redeemed - Institutional Class ..............................................      (61,051,657)    (233,159,181)
                                                                                                  --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class .....................................................................       (1,345,887)      70,641,989
                                                                                                  --------------   --------------
   Proceeds from shares sold - Investor Class .................................................       31,935,405       72,169,813
   Reinvestment of distributions - Investor Class .............................................                0        6,988,086
   Cost of shares redeemed - Investor Class ...................................................      (40,188,552)    (112,409,267)
                                                                                                  --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class ..........................................................................       (8,253,147)     (33,251,368)
                                                                                                  --------------   --------------
Net increase (decrease) in net assets resulting from capital share transactions - Total .......      (84,752,284)     245,931,848
                                                                                                  --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................................       11,487,556     (266,700,538)
                                                                                                  --------------   --------------
ENDING NET ASSETS .............................................................................   $1,384,131,188   $1,372,643,632
                                                                                                  --------------   --------------
ENDING BALANCE OF UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS) ................   $   (1,701,523)  $    3,774,579
                                                                                                  --------------   --------------

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 65


Statements of Changes in Net Assets

      ENDEAVOR SELECT FUND                   GROWTH FUND                LARGE CAP GROWTH FUND
-------------------------------   --------------------------------   ---------------------------
    For the                           For the                           For the
  Six Months                         Six Months                       Six Months
     Ended                             Ended                             Ended         For the
  January 31,        For the        January 31,         For the       January 31,    Year Ended
     2010          Year Ended           2010          Year Ended         2010        July 31,
  (Unaudited)     July 31, 2009     (Unaudited)      July 31, 2009    (Unaudited)       2009
--------------   --------------   ---------------   --------------   ------------   ------------

$1,283,244,950   $1,694,467,475   $ 1,248,439,361   $1,365,088,815   $264,776,425   $350,352,074

      (745,828)       3,178,462        (3,558,914)      (3,832,511)       (67,753)       188,476
   105,530,478     (564,295,763)       57,696,590     (107,546,979)     5,014,756    (66,106,441)
   (15,225,250)      27,199,013       113,522,753     (102,284,915)    20,749,177        516,176
--------------   --------------   ---------------   --------------   ------------   ------------
    89,559,400     (533,918,288)      167,660,429     (213,664,405)    25,696,180    (65,401,789)
--------------   --------------   ---------------   --------------   ------------   ------------


      (355,488)               0                 0                0             NA             NA
    (3,063,991)               0                 0                0             NA             NA
            NA               NA                 0                0       (200,042)             0

             0       (5,939,368)                0                0             NA             NA
             0         (202,063)               NA               NA             NA             NA
             0         (335,195)                0                0             NA             NA
             0       (7,183,197)                0                0             NA             NA
             0      (27,764,756)                0                0             NA             NA
            NA               NA                 0                0              0              0
--------------   --------------   ---------------   --------------   ------------   ------------
    (3,419,479)     (41,424,579)                0                0       (200,042)             0
--------------   --------------   ---------------   --------------   ------------   ------------

    16,624,134      118,470,774        38,694,726       48,287,837             NA             NA
             0        5,801,163                 0                0             NA             NA
   (43,307,262)    (119,667,709)       (9,939,925)     (33,828,620)            NA             NA
--------------   --------------   ---------------   --------------   ------------   ------------
   (26,683,128)       4,604,228        28,754,801       14,459,217             NA             NA
--------------   --------------   ---------------   --------------   ------------   ------------
        24,823          325,707                NA               NA             NA             NA
             0          193,198                NA               NA             NA             NA
      (928,461)      (2,431,334)               NA               NA             NA             NA
--------------   --------------   ---------------   --------------   ------------   ------------
      (903,638)      (1,912,429)               NA               NA             NA             NA
--------------   --------------   ---------------   --------------   ------------   ------------
       528,448        3,448,867         4,010,504        1,449,693             NA             NA
             0          320,167                 0                0             NA             NA
    (1,648,715)      (2,547,896)         (366,916)        (258,432)            NA             NA
--------------   --------------   ---------------   --------------   ------------   ------------
    (1,120,267)       1,221,138         3,643,588        1,191,261             NA             NA
--------------   --------------   ---------------   --------------   ------------   ------------
    32,020,722      139,776,629        74,094,295      161,996,212             NA             NA
       318,536        6,113,165                 0                0             NA             NA
   (72,679,836)     (84,855,077)      (19,946,547)     (62,981,828)            NA             NA
--------------   --------------   ---------------   --------------   ------------   ------------

   (40,340,578)      61,034,717        54,147,748       99,014,384             NA             NA
--------------   --------------   ---------------   --------------   ------------   ------------
   124,463,577      417,124,892        32,897,615       75,251,619             NA             NA
     2,255,842       20,164,744                 0                0             NA             NA
  (152,185,564)    (338,116,948)      (33,839,449)     (44,082,147)            NA             NA
--------------   --------------   ---------------   --------------   ------------   ------------

   (25,466,145)      99,172,688          (941,834)      31,169,472             NA             NA
--------------   --------------   ---------------   --------------   ------------   ------------
            NA               NA        37,063,707       68,819,845      7,543,748     22,659,186
            NA               NA                 0                0        192,961              0
            NA               NA       (44,166,478)    (117,639,228)   (16,067,065)   (42,833,046)
--------------   --------------   ---------------   --------------   ------------   ------------

            NA               NA        (7,102,771)     (48,819,383)    (8,330,356)   (20,173,860)
--------------   --------------   ---------------   --------------   ------------   ------------
   (94,513,756)     164,120,342        78,501,532       97,014,951     (8,330,356)   (20,173,860)
--------------   --------------   ---------------   --------------   ------------   ------------
    (8,373,835)    (411,222,525)      246,161,961     (116,649,454)    17,165,782    (85,575,649)
--------------   --------------   ---------------   --------------   ------------   ------------
$1,274,871,115   $1,283,244,950   $ 1,494,601,322   $1,248,439,361   $281,942,207   $264,776,425
--------------   --------------   ---------------   --------------   ------------   ------------
$     (746,621)  $    3,418,686   $    (3,558,914)  $            0   $    (67,693)  $    200,102
--------------   --------------   ---------------   --------------   ------------   ------------

                 66 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                CAPITAL GROWTH FUND
                                                                                             -------------------------
                                                                                               For the
                                                                                              Six Months
                                                                                                Ended        For the
                                                                                             January 31,    Year Ended
                                                                                                 2010        July 31,
                                                                                             (Unaudited)       2009
                                                                                             -----------   -----------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .................................................................       100,767       535,266
   Shares issued in reinvestment of distributions - Class A ..............................             0        96,712
   Shares redeemed - Class A .............................................................      (259,877)     (769,249)
                                                                                             -----------   -----------
   Net increase (decrease) in shares outstanding - Class A ...............................      (159,110)     (137,271)
   Shares sold - Class B .................................................................            NA            NA
   Shares issued in reinvestment of distributions - Class B ..............................            NA            NA
   Shares redeemed - Class B .............................................................            NA            NA
                                                                                             -----------   -----------
   Net decrease in shares outstanding - Class B ..........................................            NA            NA
                                                                                             -----------   -----------
   Shares sold - Class C .................................................................        62,042       245,564
   Shares issued in reinvestment of distributions - Class C ..............................             0        17,620
   Shares redeemed - Class C .............................................................       (83,098)     (130,617)
                                                                                             -----------   -----------
   Net increase (decrease) in shares outstanding - Class C ...............................       (21,056)      132,567
                                                                                             -----------   -----------
   Shares sold - Administrator Class .....................................................    12,480,484    58,590,210
   Shares issued in reinvestment of distributions - Administrator Class ..................       103,940     1,954,219
   Shares redeemed - Administrator Class .................................................   (17,928,754)  (42,236,852)
                                                                                             -----------   -----------
   Net increase (decrease) in shares outstanding - Administrator Class ...................    (5,344,330)   18,307,577
                                                                                             -----------   -----------
   Shares sold - Institutional Class .....................................................     4,365,626    24,780,572
   Shares issued in reinvestment of distributions - Institutional Class ..................       143,093     1,632,266
   Shares redeemed - Institutional Class .................................................    (4,751,524)  (19,980,244)
                                                                                             -----------   -----------
   Net increase (decrease) in shares outstanding - Institutional Class ...................      (242,805)    6,432,594
                                                                                             -----------   -----------
   Shares sold - Investor Class ..........................................................     2,465,505     6,160,576
   Shares issued in reinvestment of distributions - Investor Class .......................             0       721,910
   Shares redeemed - Investor Class ......................................................    (3,184,667)   (9,860,222)
                                                                                             -----------   -----------
   Net decrease in shares outstanding - Investor Class ...................................      (719,162)   (2,977,736)
                                                                                             -----------   -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..    (6,486,463)   21,757,731
                                                                                             -----------   -----------

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 67


Statements of Changes in Net Assets

   ENDEAVOR SELECT FUND            GROWTH FUND           LARGE CAP GROWTH FUND
-------------------------   ------------------------   ------------------------
  For the                     For the                    For the
 Six Months                  Six Months                 Six Months
   Ended        For the        Ended        For the       Ended        For the
January 31,    Year Ended   January 31,   Year Ended   January 31,   Year Ended
    2010        July 31,        2010       July 31,        2010       July 31,
(Unaudited)       2009      (Unaudited)      2009      (Unaudited)      2009
-----------   -----------   -----------   ----------   -----------   ----------

  2,128,120    15,367,930     1,619,857    2,699,601           NA            NA
          0       957,288             0            0           NA            NA
 (5,545,439)  (16,839,611)     (416,081)  (1,899,934)          NA            NA
-----------   -----------   -----------   ----------     --------    ----------
 (3,417,319)     (514,393)    1,203,776      799,667           NA            NA
-----------   -----------   -----------   ----------     --------    ----------
      3,652        52,134            NA           NA           NA            NA
          0        34,074            NA           NA           NA            NA
   (128,479)     (390,482)           NA           NA           NA            NA
-----------   -----------   -----------   ----------     --------    ----------
   (124,827)     (304,274)           NA           NA           NA            NA
-----------   -----------   -----------   ----------     --------    ----------
     72,349       489,180       178,904       80,092           NA            NA
          0        56,566             0            0           NA            NA
   (225,841)     (399,764)      (16,171)     (15,916)          NA            NA
-----------   -----------   -----------   ----------     --------    ----------
   (153,492)      145,982       162,733       64,176           NA            NA
-----------   -----------   -----------   ----------     --------    ----------
  4,055,662    20,012,258     3,000,397    7,859,426           NA            NA
     39,132     1,000,518             0            0           NA            NA
 (9,215,106)  (12,637,282)     (815,546)  (3,137,896)          NA            NA
-----------   -----------   -----------   ----------     --------    ----------
 (5,120,312)    8,375,494     2,184,851    4,721,530           NA            NA
-----------   -----------   -----------   ----------     --------    ----------
 15,964,907    57,126,618     1,283,404    3,729,942           NA            NA
    275,455     3,278,820             0            0           NA            NA
(19,225,930)  (48,715,259)   (1,365,748)  (2,145,773)          NA            NA
-----------   -----------   -----------   ----------     --------    ----------
 (2,985,568)   11,690,179       (82,344)   1,584,169           NA            NA
-----------   -----------   -----------   ----------     --------    ----------
         NA            NA     1,560,236    3,704,370      325,205     1,159,863
         NA            NA             0            0        7,905             0
         NA            NA    (1,874,681)  (6,284,370)    (679,995)   (2,154,399)
-----------   -----------   -----------   ----------     --------    ----------
         NA            NA      (314,445)  (2,580,000)    (346,885)     (994,536)
-----------   -----------   -----------   ----------     --------    ----------
(11,801,518)   19,392,988     3,154,571    4,589,542     (346,885)     (994,536)
-----------   -----------   -----------   ----------     --------    ----------

                 68 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                          LARGE COMPANY CORE FUND
                                                                                     --------------------------------
                                                                                          For the
                                                                                     Six Months Ended      For the
                                                                                     January 31, 2010     Year Ended
                                                                                        (Unaudited)     July 31, 2009
                                                                                     ----------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..........................................................    $ 226,215,782     $ 279,632,846
OPERATIONS
   Net investment income .........................................................          257,153         2,317,042
   Net realized gain (loss) on investments .......................................       (1,477,240)      (64,776,816)
   Net change in unrealized appreciation (depreciation) on investments ...........       25,267,682         4,046,877
                                                                                      -------------     -------------
   Net increase (decrease) in net assets resulting from operations ...............       24,047,595       (58,412,897)
                                                                                      -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ....................................................................          (13,401)          (76,843)
      Class B ....................................................................                0           (11,033)
      Class C ....................................................................                0            (7,101)
      Administrator Class ........................................................             (121)           (4,510)
      Institutional Class ........................................................          (82,279)         (242,519)
      Investor Class .............................................................         (274,425)       (1,766,656)
   Net realized gain
      Class A ....................................................................                0                 0
      Class C ....................................................................                0                 0
      Administrator Class ........................................................                0                 0
      Institutional Class ........................................................                0                 0
      Investor Class .............................................................                0                 0
                                                                                      -------------     -------------
Total distributions to shareholders ..............................................         (370,226)       (2,108,662)
                                                                                      -------------     -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ...........................................          653,248         2,044,985
   Reinvestment of distributions - Class A .......................................           13,201            75,504
   Cost of shares redeemed - Class A .............................................       (1,080,101)       (3,551,915)
                                                                                      -------------     -------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Class A ..................................................................         (413,652)       (1,431,426)
                                                                                      -------------     -------------
   Proceeds from shares sold - Class B ...........................................           26,083            26,168
   Reinvestment of distributions - Class B .......................................                0            10,863
   Cost of shares redeemed - Class B .............................................         (273,000)         (389,470)
                                                                                      -------------     -------------
   Net decrease in net assets resulting from capital share transactions - Class B          (246,917)         (352,439)
                                                                                      -------------     -------------
   Proceeds from shares sold - Class C ...........................................           26,076           113,462
   Reinvestment of distributions - Class C .......................................                0             6,866
   Cost of shares redeemed - Class C .............................................         (146,400)         (311,156)
                                                                                      -------------     -------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Class C ..................................................................         (120,324)         (190,828)
                                                                                      -------------     -------------
   Proceeds from shares sold - Administrator Class ...............................                5           924,812
   Reinvestment of distributions - Administrator Class ...........................              121             4,510
   Cost of shares redeemed - Administrator Class .................................               (6)       (1,129,451)
                                                                                      -------------     -------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Administrator Class ......................................................              120          (200,129)
                                                                                      -------------     -------------
   Proceeds from shares sold - Institutional Class ...............................          650,139         4,380,652
   Reinvestment of distributions - Institutional Class ...........................           82,279           242,519
   Cost of shares redeemed - Institutional Class .................................       (5,889,321)       (5,152,773)
                                                                                      -------------     -------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Institutional Class ......................................................       (5,156,903)         (529,602)
                                                                                      -------------     -------------
   Proceeds from shares sold - Investor Class ....................................       38,627,447       127,967,145
   Reinvestment of distributions - Investor Class ................................          185,091         1,335,598
   Cost of shares redeemed - Investor Class ......................................      (19,787,621)     (119,493,824)
                                                                                      -------------     -------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Investor Class ...........................................................       19,024,917         9,808,919
                                                                                      -------------     -------------
Net increase (decrease) in net assets resulting from capital share transactions -
   Total .........................................................................       13,087,241         7,104,495
                                                                                      -------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS ............................................       36,764,610       (53,417,064)
                                                                                      =============     =============
ENDING NET ASSETS ................................................................    $ 262,980,392     $ 226,215,782
                                                                                      =============     =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ............................    $     227,458     $     340,531
                                                                                      =============     =============

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 69


Statements of Changes in Net Assets

    LARGE COMPANY VALUE FUND                U.S. VALUE FUND
--------------------------------   --------------------------------
     For the                            For the
Six Months Ended      For the      Six Months Ended      For the
January 31, 2010     Year Ended    January 31, 2010     Year Ended
   (Unaudited)     July 31, 2009      (Unaudited)     July 31, 2009
----------------   -------------   ----------------   -------------

 $ 107,562,279     $ 153,984,039    $ 124,964,960     $ 150,908,468

       466,478         2,230,340          713,829         2,478,853
      (376,044)      (26,556,662)       3,209,620       (20,717,552)
    11,529,133        (9,417,741)       9,804,666        (6,395,714)
 -------------     -------------    -------------     -------------
    11,619,567       (33,744,063)      13,728,115       (24,634,413)
 -------------     -------------    -------------     -------------


          (429)           (1,782)          (4,270)          (19,038)
            NA                NA           (1,388)          (16,787)
          (193)             (631)          (1,488)          (10,460)
          (583)           (6,884)        (751,500)       (2,207,569)
           (28)             (207)              NA                NA
      (228,756)       (2,311,530)        (112,912)         (402,374)

             0            (5,328)               0                 0
             0              (750)               0                 0
             0           (34,974)               0                 0
             0              (767)              NA                NA
             0       (11,188,567)               0                 0
 -------------     -------------    -------------     -------------
      (229,989)      (13,551,420)        (871,558)       (2,656,228)
 -------------     -------------    -------------     -------------

        54,399           143,416           81,517           338,081
           429             7,110            3,846            18,114
        (3,359)           (2,691)        (104,734)         (627,341)
 -------------     -------------    -------------     -------------

        51,469           147,835          (19,371)         (271,146)
 -------------     -------------    -------------     -------------
            NA                NA                0             6,781
            NA                NA            1,376            16,098
            NA                NA         (255,834)         (666,139)
 -------------     -------------    -------------     -------------
            NA                NA         (254,458)         (643,260)
 -------------     -------------    -------------     -------------
             0           228,792          292,637            74,942
           193             1,381            1,185             8,614
        (6,203)                0         (230,095)         (239,935)
 -------------     -------------    -------------     -------------

        (6,010)          230,173           63,727          (156,379)
 -------------     -------------    -------------     -------------
       130,500           213,787        6,421,548        10,630,696
           564            41,186          751,188         2,205,453
       (91,872)       (2,246,395)      (8,112,166)       (9,424,656)
 -------------     -------------    -------------     -------------

        39,192        (1,991,422)        (939,430)        3,411,493
 -------------     -------------    -------------     -------------
             0                 0               NA                NA
            28               974               NA                NA
             0                 0               NA                NA
 -------------     -------------    -------------     -------------

            28               974               NA                NA
 -------------     -------------    -------------     -------------
     2,411,962        10,523,458          645,373         1,646,329
       212,921        12,574,559          108,114           384,893
    (9,027,347)      (20,611,854)      (1,372,987)       (3,024,797)
 -------------     -------------    -------------     -------------

    (6,402,464)        2,486,163         (619,500)         (993,575)
 -------------     -------------    -------------     -------------

    (6,317,785)          873,723       (1,769,032)        1,347,133
 -------------     -------------    -------------     -------------
     5,071,793       (46,421,760)      11,087,525       (25,943,508)
 =============     =============    =============     =============
 $ 112,634,072     $ 107,562,279    $ 136,052,485     $ 124,964,960
 =============     =============    =============     =============
 $     283,138     $     46,649     $      27,715     $     185,444
 =============     =============    =============     =============

                 70 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                   LARGE COMPANY CORE FUND
                                                                                              --------------------------------
                                                                                                  For the
                                                                                              Six Months Ended      For the
                                                                                              January 31, 2010     Year Ended
                                                                                                 (Unaudited)     July 31, 2009
                                                                                              ----------------   -------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ..................................................................          33,295          133,842
   Shares issued in reinvestment of distributions - Class A ...............................             667            4,814
   Shares redeemed - Class A ..............................................................         (56,253)        (227,003)
                                                                                                 ----------       ----------
   Net increase (decrease) in shares outstanding - Class A ................................         (22,291)         (88,347)
                                                                                                 ----------       ----------
   Shares sold - Class B ..................................................................           1,331            1,897
   Shares issued in reinvestment of distributions - Class B ...............................              NA              702
   Shares redeemed - Class B ..............................................................         (14,205)         (25,956)
                                                                                                 ----------       ----------
   Net decrease in shares outstanding - Class B ...........................................         (12,874)         (23,357)
                                                                                                 ----------       ----------
   Shares sold - Class C ..................................................................           1,334            7,077
   Shares issued in reinvestment of distributions - Class C ...............................               0              447
   Shares redeemed - Class C ..............................................................          (7,688)         (17,245)
                                                                                                 ----------       ----------
   Net increase (decrease) in shares outstanding - Class C ................................          (6,354)          (9,721)
                                                                                                 ----------       ----------
   Shares sold - Administrator Class ......................................................               0           61,526
   Shares issued in reinvestment of distributions - Administrator Class ...................               6              300
   Shares redeemed - Administrator Class ..................................................               0          (74,680)
                                                                                                 ----------       ----------
   Net increase (decrease) in shares outstanding - Administrator Class ....................               6          (12,854)
                                                                                                 ----------       ----------
   Shares sold - Institutional Class ......................................................          33,550          269,285
   Shares issued in reinvestment of distributions - Institutional Class ...................           4,120           15,286
   Shares redeemed - Institutional Class ..................................................        (296,635)        (326,357)
                                                                                                 ----------       ----------
   Net increase (decrease) in shares outstanding - Institutional Class ....................        (258,965)         (41,786)
                                                                                                 ----------       ----------
   Shares sold - Investor Class ...........................................................       1,993,880        8,404,556
   Shares issued in reinvestment of distributions - Investor Class ........................           9,302           86,142
   Shares redeemed - Investor Class .......................................................      (1,022,883)      (8,245,595)
                                                                                                 ----------       ----------
   Net increase (decrease) in shares outstanding - Investor Class .........................         980,299          245,103
                                                                                                 ----------       ----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...         679,821           69,038
                                                                                                 ==========       ==========

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 71


Statements of Changes in Net Assets

    LARGE COMPANY VALUE FUND               U.S. VALUE FUND
--------------------------------   -------------------------------
     For the                            For the
Six Months Ended      For the      Six Months Ended      For the
January 31, 2010     Year Ended    January 31, 2010     Year Ended
   (Unaudited)     July 31, 2009      (Unaudited)     July 31, 2009
----------------   -------------   ----------------   -------------
       4,931            15,344            8,125           36,655
          40               780              373            1,970
        (331)             (339)         (10,452)         (77,184)
    --------        ----------         --------        ---------
       4,640            15,785           (1,954)         (38,559)
    --------        ----------         --------        ---------
          NA                NA                0              800
          NA                NA              133            1,806
          NA                NA          (25,410)         (72,769)
    --------        ----------         --------        ---------
          NA                NA          (25,277)         (70,163)
    --------        ----------         --------        ---------
           0            26,519           29,077            9,197
          18               149              117              973
        (527)                0          (22,702)         (27,009)
    --------        ----------         --------        ---------
        (509)           26,668            6,492          (16,839)
    --------        ----------         --------        ---------
      12,497            15,453          646,847        1,196,776
          53             4,411           73,947          248,423
      (8,268)         (167,782)        (838,715)        (882,326)
    --------        ----------         --------        ---------
       4,282          (147,918)        (117,921)         562,873
    --------        ----------         --------        ---------
           0                 0               NA               NA
           3               105               NA               NA
           0                 0               NA               NA
    --------        ----------         --------        ---------
           3               105               NA               NA
    --------        ----------         --------        ---------
     217,452         1,024,825           60,970          184,893
      19,660         1,328,627           10,333           42,115
    (815,865)       (2,042,750)        (130,860)        (335,701)
    --------        ----------         --------        ---------
    (578,753)          310,702          (59,557)        (108,693)
    --------        ----------         --------        ---------
    (570,337)          205,342         (198,217)         328,619
    ========        ==========         ========        =========

                 72 Wells Fargo Advantage Large Cap Stock Funds

                                                            Financial Highlights

                                                    Beginning       Net       Net Realized    Distributions
                                                    Net Asset   Investment   and Unrealized      from Net
                                                    Value Per     Income       Gain (Loss)      Investment
                                                      Share       (Loss)     on Investments       Income
                                                    ---------   ----------   --------------   -------------
CAPITAL GROWTH FUND
Class A
August 1, 2009 to January 31, 2010 (Unaudited) ..     $11.83      (0.03)(4)       0.87             0.00
August 1, 2008 to July 31, 2009 .................     $17.60       0.00(3, 4)    (5.26)            0.00
August 1, 2007 to July 31, 2008 .................     $18.64      (0.08)(4)       0.08             0.00
July 31, 2007(8) ................................     $18.64       0.00           0.00             0.00
Class C
August 1, 2009 to January 31, 2010 (Unaudited) ..     $11.65      (0.08)(4)       0.86             0.00
August 1, 2008 to July 31, 2009 .................     $17.47      (0.08)(4)      (5.23)            0.00
August 1, 2007 to July 31, 2008 .................     $18.64      (0.22)(4)       0.09             0.00
July 31, 2007(8) ................................     $18.64       0.00           0.00             0.00
Administrator Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $12.17      (0.01)(4)       0.90            (0.04)
August 1, 2008 to July 31, 2009 .................     $18.03       0.04(4)       (5.39)            0.00
August 1, 2007 to July 31, 2008 .................     $19.03      (0.02)(4)       0.06             0.00
August 1, 2006 to July 31, 2007 .................     $16.07      (0.02)(4)       3.08             0.00
August 1, 2005 to July 31, 2006 .................     $16.70      (0.03)(4)      (0.12)            0.00
January 1, 2005 to July 31, 2005(5) .............     $15.82      (0.02)(4)       0.91             0.00
January 1, 2004 to December 31, 2004 ............     $13.40      (0.01)          2.43(6)          0.00
Institutional Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $12.27       0.00(3, 4)     0.91            (0.06)
August 1, 2008 to July 31, 2009 .................     $18.14       0.06(4)       (5.42)            0.00
August 1, 2007 to July 31, 2008 .................     $19.10       0.01(4)        0.07             0.00
August 1, 2006 to July 31, 2007 .................     $16.10       0.02(4)        3.08             0.00
August 1, 2005 to July 31, 2006 .................     $16.71       0.00(3, 4)    (0.13)            0.00
April 11, 2005(7) to July 31, 2005 ..............     $15.21       0.00(3, 4)     1.50             0.00
Investor Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $11.79      (0.04)(4)       0.87             0.00
August 1, 2008 to July 31, 2009 .................     $17.56      (0.01)(4)      (5.25)            0.00
August 1, 2007 to July 31, 2008 .................     $18.64      (0.10)(4)       0.06             0.00
August 1, 2006 to July 31, 2007 .................     $15.81      (0.10)(4)       3.03             0.00
August 1, 2005 to July 31, 2006 .................     $16.52      (0.11)(4)      (0.12)            0.00
January 1, 2005 to July 31, 2005(5) .............     $15.70      (0.06)(4)       0.89             0.00
January 1, 2004 to December 31, 2004 ............     $13.36      (0.06)          2.40             0.00

----------
1. Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

2. Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

3.   Amount calculated is less than $0.005.

4.   Calculated based upon average shares outstanding.

5.   In 2005, the Fund changed its fiscal year end from December 31 to July 31.

6.   Includes redemption fee of $0.01.

7.   Commencement of class operations.

8. Class A and Class C were incepted on July 31, 2007 and had no activity during the year.

9. On June 20, 2008 Advisor Class was renamed to Class A and Class Z was renamed to Investor Class.

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 73


Financial Highlights

                               Ratio to Average Net Assets
                                       (Annualized)
                            ---------------------------------                           Net Assets
Distributions     Ending        Net                                                      at End of
   from Net     Net Asset   Investment                                      Portfolio     Period
   Realized     Value Per     Income       Gross       Net        Total      Turnover     (000's
    Gains         Share       (Loss)     Expenses    Expenses   Return(1)    Rate(2)     omitted)
-------------   ---------   ----------   --------   ---------   ---------   ---------   ----------

     0.00         $12.67      (0.52)%      1.28%      1.25%        7.10%        60%      $ 20,542
    (0.51)        $11.83      (0.01)%      1.31%      1.25%      (29.23)%      172%      $ 21,064
    (1.04)        $17.60      (0.45)%      1.22%      1.22%       (0.46)%      151%      $ 33,756
     0.00         $18.64       0.00%       0.00%      0.00%        0.00%       114%      $     10

     0.00         $12.43      (1.27)%      2.03%      2.00%        6.70%        60%      $  6,963
    (0.51)        $11.65      (0.70)%      2.02%      1.96%      (29.75)%      172%      $  6,772
    (1.04)        $17.47      (1.21)%      2.14%      2.00%       (1.18)%      151%      $  7,835
     0.00         $18.64       0.00%       0.00%      0.00%        0.00%       114%      $     10

     0.00         $13.02      (0.22)%      1.10%      0.94%        7.26%        60%      $658,780
    (0.51)        $12.17       0.33%       1.13%      0.94%      (29.02)%      172%      $680,869
    (1.04)        $18.03      (0.11)%      1.12%      0.94%       (0.24)%      151%      $678,414
    (0.10)        $19.03      (0.09)%      1.18%      0.94%       19.08%       114%      $500,499
    (0.48)        $16.07      (0.19)%      1.21%      0.94%       (1.10)%       89%      $380,588
    (0.01)        $16.70      (0.24)%      1.27%      0.93%        5.64%        57%      $ 75,840
     0.00         $15.82      (0.08)%      1.32%      0.94%       18.06%       239%      $  4,895

     0.00         $13.12      (0.04)%      0.83%      0.75%        7.37%        60%      $471,445
    (0.51)        $12.27       0.51%       0.86%      0.75%      (28.90)%      172%      $443,931
    (1.04)        $18.14       0.07%       0.85%      0.75%       (0.02)%      151%      $539,373
    (0.10)        $19.10       0.11%       0.91%      0.76%       19.36%       114%      $281,353
    (0.48)        $16.10      (0.03)%      0.94%      0.80%       (0.98)%       89%      $109,801
     0.00         $16.71      (0.10)%      0.98%      0.80%        9.86%        57%      $ 44,171

     0.00         $12.62      (0.63)%      1.37%      1.35%        7.04%        60%      $226,402
    (0.51)        $11.79      (0.12)%      1.41%      1.36%      (29.30)%      172%      $220,008
    (1.04)        $17.56      (0.54)%      1.42%      1.39%       (0.68)%      151%      $379,966
    (0.10)        $18.64      (0.56)%      1.53%      1.42%       18.63%       114%      $374,723
    (0.48)        $15.81      (0.64)%      1.55%      1.42%       (1.61)%       89%      $236,878
    (0.01)        $16.52      (0.71)%      1.67%      1.44%        5.30%        57%      $182,934
     0.00         $15.70      (0.55)%      1.77%      1.44%       17.51%       239%      $ 99,455

                 74 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                                    Beginning       Net       Net Realized    Distributions
                                                    Net Asset   Investment   and Unrealized      from Net
                                                    Value Per     Income       Gain (Loss)     Investment
                                                      Share       (Loss)     on Investments       Income
                                                    ---------   ----------   --------------   -------------
ENDEAVOR SELECT FUND
Class A
August 1, 2009 to January 31, 2010 (Unaudited) ..     $ 7.25      (0.02)(4)       0.50             0.00
August 1, 2008 to July 31, 2009 .................     $10.81      (0.01)(4)      (3.29)            0.00
August 1, 2007 to July 31, 2008 .................     $10.85      (0.04)(4)       0.10             0.00
August 1, 2006 to July 31, 2007 .................     $ 9.35      (0.04)(4)       1.54             0.00
August 1, 2005 to July 31, 2006 .................     $ 9.47      (0.05)(4)       0.02             0.00
January 1, 2005 to July 31, 2005(5) .............     $ 9.16      (0.04)(4)       0.56             0.00
January 1, 2004 to December 31, 2004 ............     $ 8.36      (0.09)(4)       1.47             0.00
Class B
August 1, 2009 to January 31, 2010 (Unaudited) ..     $ 6.75      (0.04)(4)       0.46             0.00
August 1, 2008 to July 31, 2009 .................     $10.18      (0.06)(4)      (3.11)            0.00
August 1, 2007 to July 31, 2008 .................     $10.29      (0.12)(4)       0.11             0.00
August 1, 2006 to July 31, 2007 .................     $ 8.94      (0.11)(4)       1.46             0.00
August 1, 2005 to July 31, 2006 .................     $ 9.12      (0.12)(4)       0.03             0.00
January 1, 2005 to July 31, 2005(5) .............     $ 8.87      (0.07)(4)       0.53             0.00
January 1, 2004 to December 31, 2004 ............     $ 8.18      (0.15)(4)       1.42             0.00
Class C
August 1, 2009 to January 31, 2010 (Unaudited) ..     $ 6.75      (0.04)(4)       0.46             0.00
August 1, 2008 to July 31, 2009 .................     $10.18      (0.05)(4)      (3.12)            0.00
August 1, 2007 to July 31, 2008 .................     $10.28      (0.12)(4)       0.12             0.00
August 1, 2006 to July 31, 2007 .................     $ 8.93      (0.11)(4)       1.46             0.00
August 1, 2005 to July 31, 2006 .................     $ 9.11      (0.12)(4)       0.03             0.00
January 1, 2005 to July 31, 2005(5) .............     $ 8.87      (0.08)(4)       0.53             0.00
January 1, 2004 to December 31, 2004 ............     $ 8.18      (0.16)(4)       1.43             0.00
Administrator Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $ 7.34      (0.01)(4)       0.50            (0.01)
August 1, 2008 to July 31, 2009 .................     $10.91       0.01(4)       (3.32)            0.00
August 1, 2007 to July 31, 2008 .................     $10.91      (0.01)(4)       0.11             0.00
August 1, 2006 to July 31, 2007 .................     $ 9.37      (0.01)(4)       1.55             0.00
August 1, 2005 to July 31, 2006 .................     $ 9.47      (0.02)(4)       0.01             0.00
April 11, 2005(7) to July 31, 2005 ..............     $ 8.60      (0.02)(4)       0.89             0.00
Institutional Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $ 7.39       0.00(3, 4)     0.51            (0.03)
August 1, 2008 to July 31, 2009 .................     $10.97       0.03(4)       (3.35)            0.00
August 1, 2007 to July 31, 2008 .................     $10.96       0.01(4)        0.11            (0.01)
August 1, 2006 to July 31, 2007 .................     $ 9.40       0.01(4)        1.55             0.00
August 1, 2005 to July 31, 2006 .................     $ 9.47      (0.01)(4)       0.03             0.00
April 11, 2005(7) to July 31, 2005 ..............     $ 8.60      (0.01)(4)       0.88             0.00
GROWTH FUND
Class A
August 1, 2009 to January 31, 2010 (Unaudited) ..     $21.13      (0.07)(4)       2.92             0.00
August 1, 2008 to July 31, 2009 .................     $25.20      (0.08)(4)      (3.99)            0.00
August 1, 2007 to July 31, 2008(9) ..............     $26.36      (0.16)(4)      (1.00)            0.00
August 1, 2006 to July 31, 2007 .................     $20.45      (0.15)(4)       6.06             0.00
August 1, 2005 to July 31, 2006 .................     $19.84      (0.16)(4)       0.77             0.00
January 1, 2005 to July 31, 2005(5) .............     $19.22      (0.10)(4)       0.72             0.00
January 1, 2004 to December 31, 2004 ............     $17.09      (0.15)(4)       2.28             0.00
Class C
August 1, 2009 to January 31, 2010 (Unaudited) ..     $20.24      (0.16)(4)       2.80             0.00
August 1, 2008 to July 31, 2009 .................     $24.30      (0.21)(4)      (3.85)            0.00
August 1, 2007 to July 31, 2008 .................     $25.62      (0.35)(4)      (0.97)            0.00
August 1, 2006 to July 31, 2007 .................     $20.03      (0.31)(4)       5.90             0.00
August 1, 2005 to July 31, 2006 .................     $19.57      (0.32)(4)       0.78             0.00
January 1, 2005 to July 31, 2005(5) .............     $19.00      (0.14)(4)       0.71             0.00
January 1, 2004 to December 31, 2004 ............     $17.03      (0.30)(4)       2.27             0.00

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 75


Financial Highlights

                               Ratio to Average Net Assets
                                       (Annualized)
                            ---------------------------------                           Net Assets
Distributions     Ending        Net                                                      at End of
   from Net     Net Asset   Investment                                      Portfolio     Period
   Realized     Value Per     Income       Gross       Net        Total      Turnover     (000's
    Gains         Share       (Loss)     Expenses    Expenses   Return(1)    Rate(2)     omitted)
-------------   ---------   ----------   --------   ---------   ---------   ---------   ----------

     0.00         $ 7.73      (0.45)%      1.29%       1.25%       6.62%        76%     $  139,512
    (0.26)        $ 7.25      (0.08)%      1.32%       1.25%     (30.10)%      173%     $  155,666
    (0.10)        $10.81      (0.38)%      1.31%       1.25%       0.50%       154%     $  237,689
     0.00(3)      $10.85      (0.40)%      1.36%       1.25%      16.05%        91%     $  162,421
    (0.09)        $ 9.35      (0.53)%      1.40%       1.25%      (0.33)%       84%     $  148,765
    (0.21)        $ 9.47      (0.73)%      1.53%       1.39%       5.93%        54%     $   50,932
    (0.58)        $ 9.16      (1.05)%      1.61%       1.57%      16.80%       169%     $   94,805

     0.00         $ 7.17      (1.19)%      2.04%       2.00%       6.22%        76%     $    3,327
    (0.26)        $ 6.75      (0.85)%      2.07%       2.00%     (30.71)%      173%     $    3,976
    (0.10)        $10.18      (1.12)%      2.06%       2.00%      (0.15)%      154%     $    9,097
     0.00(3)      $10.29      (1.16)%      2.11%       2.00%      15.11%        91%     $   10,596
    (0.09)        $ 8.94      (1.28)%      2.15%       2.00%      (1.01)%       84%     $   11,353
    (0.21)        $ 9.12      (1.47)%      2.28%       2.13%       5.44%        54%     $    4,403
    (0.58)        $ 8.87      (1.72)%      2.39%       2.35%      15.82%       169%     $    1,800

     0.00         $ 7.17      (1.19)%      2.04%       2.00%       6.22%        76%     $    8,605
    (0.26)        $ 6.75      (0.82)%      2.07%       2.00%     (30.70)%      173%     $    9,139
    (0.10)        $10.18      (1.13)%      2.06%       2.00%      (0.06)%      154%     $   12,297
     0.00(3)      $10.28      (1.14)%      2.11%       2.00%      15.12%        91%     $    9,805
    (0.09)        $ 8.93      (1.30)%      2.15%       2.00%      (1.01)%       84%     $    6,890
    (0.21)        $ 9.11      (1.52)%      2.32%       2.18%       5.33%        54%     $    1,802
    (0.58)        $ 8.87      (1.82)%      2.41%       2.37%      15.82%       169%     $    1,080

     0.00         $ 7.82      (0.20)%      1.10%       1.00%       6.70%        76%     $  223,516
    (0.26)        $ 7.34       0.20%       1.14%       1.00%     (29.91)%      173%     $  247,298
    (0.10)        $10.91      (0.12)%      1.12%       1.00%       0.87%       154%     $  276,388
     0.00(3)      $10.91      (0.14)%      1.17%       1.00%      16.44%        91%     $  108,062
    (0.09)        $ 9.37      (0.25)%      1.22%       1.00%      (0.12)%       84%     $   74,520
     0.00         $ 9.47      (0.67)%      1.30%       1.00%      10.12%        54%     $   79,964

     0.00         $ 7.87      (0.01)%      0.84%       0.80%       6.84%        76%     $  899,911
    (0.26)        $ 7.39       0.38%       0.88%       0.80%     (29.84)%      173%     $  867,167
    (0.10)        $10.97       0.07%       0.86%       0.80%       1.06%       154%     $1,158,997
     0.00(3)      $10.96       0.06%       0.91%       0.80%      16.60%        91%     $1,099,424
    (0.09)        $ 9.40      (0.12)%      0.95%       0.80%       0.20%        84%     $  534,868
     0.00         $ 9.47      (0.20)%      1.03%       0.80%      10.12%        54%     $      161


     0.00         $23.98      (0.61)%      1.32%       1.30%      13.49%        35%     $   81,338
     0.00         $21.13      (0.44)%      1.35%       1.29%     (16.15)%       88%     $   46,250
     0.00         $25.20      (0.60)%      1.35%       1.30%      (4.40)%      122%     $   34,992
     0.00         $26.36      (0.63)%      1.34%       1.30%      28.85%       117%     $   23,142
     0.00         $20.45      (0.77)%      1.33%       1.30%       3.07%       123%     $   16,468
     0.00         $19.84      (0.93)%      1.43%       1.39%       3.23%        76%     $    9,762
     0.00         $19.22      (0.86)%      1.59%       1.54%      12.46%        92%     $    6,357

     0.00         $22.88      (1.39)%      2.08%       2.05%      12.99%        35%     $    6,421
     0.00         $20.24      (1.17)%      2.07%       2.02%     (16.71)%       88%     $    2,387
     0.00         $24.30      (1.36)%      2.11%       2.05%      (5.15)%      122%     $    1,307
     0.00         $25.62      (1.35)%      2.09%       2.05%      27.86%       117%     $      325
     0.00         $20.03      (1.52)%      2.08%       2.05%       2.35%       123%     $      170
     0.00         $19.57      (1.36)%      1.94%       1.79%       3.00%        76%     $      146
     0.00         $19.00      (1.74)%      3.35%       2.42%      11.57%        92%     $      314

                 76 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                                    Beginning       Net       Net Realized    Distributions
                                                    Net Asset   Investment   and Unrealized      from Net
                                                    Value Per     Income       Gain (Loss)      Investment
                                                      Share       (Loss)     on Investments       Income
                                                    ---------   ----------   --------------   -------------
GROWTH FUND (continued)
Administrator Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $21.98     (0.03)(4)        3.03             0.00
August 1, 2008 to July 31, 2009 .................     $26.12     (0.01)(4)       (4.13)            0.00
August 1, 2007 to July 31, 2008 .................     $27.23     (0.07)(4)       (1.04)            0.00
August 1, 2006 to July 31, 2007 .................     $21.06     (0.07)(4)        6.24             0.00
August 1, 2005 to July 31, 2006 .................     $20.35     (0.10)(4)        0.81             0.00
January 1, 2005 to July 31, 2005(5) .............     $19.68     (0.06)(4)        0.73             0.00
January 1, 2004 to December 31, 2004 ............     $17.38     (0.03)(4)        2.33             0.00
Institutional Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $22.46     (0.01)(4)        3.10             0.00
August 1, 2008 to July 31, 2009 .................     $26.65      0.01(4)        (4.20)            0.00
August 1, 2007 to July 31, 2008 .................     $27.74     (0.03)(4)       (1.06)            0.00
August 1, 2006 to July 31, 2007 .................     $21.42     (0.04)(4)        6.36             0.00
August 1, 2005 to July 31, 2006 .................     $20.68     (0.07)(4)        0.81             0.00
January 1, 2005 to July 31, 2005(5) .............     $19.99     (0.05)(4)        0.74             0.00
January 1, 2004 to December 31, 2004 ............     $17.65     (0.03)(4)        2.37             0.00
Investor Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $21.14     (0.08)(4)        2.91             0.00
August 1, 2008 to July 31, 2009 .................     $25.23     (0.10)(4)       (3.99)            0.00
August 1, 2007 to July 31, 2008 .................     $26.43     (0.20)(4)       (1.00)            0.00
August 1, 2006 to July 31, 2007 .................     $20.55     (0.19)(4)        6.07             0.00
August 1, 2005 to July 31, 2006 .................     $19.96     (0.20)(4)        0.79             0.00
January 1, 2005 to July 31, 2005(5) .............     $19.35     (0.11)(4)        0.72             0.00
January 1, 2004 to December 31, 2004 ............     $17.19     (0.13)(4)        2.29             0.00
LARGE CAP GROWTH FUND
Investor Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $21.77     (0.02)(4)        2.13            (0.02)
August 1, 2008 to July 31, 2009 .................     $26.62      0.02(4)        (4.87)            0.00
August 1, 2007 to July 31, 2008 .................     $27.18     (0.04)          (0.52)            0.00
August 1, 2006 to July 31, 2007 .................     $23.18     (0.07)           4.07             0.00
August 1, 2005 to July 31, 2006 .................     $23.57     (0.10)          (0.29)            0.00
January 1, 2005 to July 31, 2005(5) .............     $22.75     (0.07)           0.89             0.00
January 1, 2004 to December 31, 2004 ............     $20.94     (0.07)           1.88             0.00
LARGE COMPANY CORE FUND
Class A
August 1, 2009 to January 31, 2010 (Unaudited) ..     $17.49      0.03(4)         1.84            (0.04)
August 1, 2008 to July 31, 2009 .................     $21.74      0.19(4)        (4.26)           (0.18)
August 1, 2007 to July 31, 2008(9) ..............     $25.04      0.21(4)        (3.31)           (0.20)
August 1, 2006 to July 31, 2007 .................     $20.31      0.11(4)         4.76            (0.14)
August 1, 2005 to July 31, 2006 .................     $20.70      0.10(4)        (0.38)           (0.11)
January 1, 2005 to July 31, 2005(5) .............     $21.21      0.05(4)        (0.51)           (0.05)
January 1, 2004 to December 31, 2004 ............     $19.57      0.08            1.65            (0.09)
Class B
August 1, 2009 to January 31, 2010 (Unaudited) ..     $17.45     (0.04)(4)        1.82             0.00
August 1, 2008 to July 31, 2009 .................     $21.74      0.08(4)        (4.27)           (0.10)
July 18, 2008(7) to July 31, 2008 ...............     $21.69      0.00(3, 4)      0.05             0.00
Class C
August 1, 2009 to January 31, 2010 (Unaudited) ..     $17.45     (0.04)           1.83             0.00
August 1, 2008 to July 31, 2009 .................     $21.74      0.08(4)        (4.27)           (0.10)
July 18, 2008(7) to July 31, 2008 ...............     $21.69      0.00(3, 4)      0.05             0.00
Administrator Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $17.51      0.05(4)         1.83            (0.05)
August 1, 2008 to July 31, 2009 .................     $21.75      0.22(4)        (4.27)           (0.19)
August 1, 2007 to July 31, 2008 .................     $25.05      0.18(4)        (3.24)           (0.24)
August 1, 2006 to July 31, 2007 .................     $20.27      0.54(4)         4.37            (0.13)
August 1, 2005 to July 31, 2006 .................     $20.67      0.14(4)        (0.39)           (0.15)
January 1, 2005 to July 31, 2005(5) .............     $21.17      0.09(4)        (0.51)           (0.08)
January 1, 2004 to December 31, 2004 ............     $19.52      0.19            1.63            (0.17)

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 77


Financial Highlights

               Ratio to Average Net Assets
                       (Annualized)
            ---------------------------------                           Net Assets
  Ending        Net                                                      at End of
Net Asset   Investment                                      Portfolio     Period
Value Per     Income       Gross       Net        Total      Turnover     (000's
  Share       (Loss)     Expenses    Expenses   Return(1)    Rate(2)     omitted)
---------   ----------   --------   ---------   ---------   ---------   ----------

  $24.98      (0.27)%      1.14%       0.96%      13.65%        35%     $  277,672
  $21.98      (0.07)%      1.18%       0.96%     (15.85)%       88%     $  196,301
  $26.12      (0.25)%      1.17%       0.96%      (4.08)%      122%     $  109,958
  $27.23      (0.29)%      1.16%       0.96%      29.25%       117%     $  128,523
  $21.06      (0.44)%      1.16%       0.96%       3.49%       123%     $  110,565
  $20.35      (0.51)%      1.20%       0.96%       3.40%        76%     $   65,886
  $19.68      (0.19)%      1.31%       0.95%      13.23%        92%     $   66,658

  $25.55      (0.09)%      0.87%       0.80%      13.76%        35%     $  288,247
  $22.46       0.07%       0.91%       0.80%     (15.72)%       88%     $  255,282
  $26.65      (0.10)%      0.90%       0.80%      (3.93)%      122%     $  260,671
  $27.74      (0.14)%      0.89%       0.82%      29.46%       117%     $  264,648
  $21.42      (0.33)%      0.88%       0.85%       3.58%       123%     $  179,549
  $20.68      (0.47)%      0.96%       0.92%       3.45%        76%     $  315,764
  $19.99      (0.17)%      0.93%       0.89%      13.26%        92%     $  294,892

  $23.97      (0.69)%      1.42%       1.40%      13.39%        35%     $  840,923
  $21.14      (0.54)%      1.46%       1.40%     (16.21)%       88%     $  748,218
  $25.23      (0.73)%      1.49%       1.44%      (4.54)%      122%     $  958,160
  $26.43      (0.80)%      1.51%       1.47%      28.61%       117%     $1,063,168
  $20.55      (0.95)%      1.50%       1.47%       2.96%       123%     $  974,189
  $19.96      (1.03)%      1.52%       1.48%       3.15%        76%     $1,182,352
  $19.35      (0.77)%      1.52%       1.48%      12.57%        92%     $1,146,002


  $23.86      (0.05)%      1.44%       1.19%       9.63%        25%     $  281,942
  $21.77       0.07%       1.46%       1.19%     (18.22)%       81%     $  264,776
  $26.62      (0.13)%      1.47%       1.19%      (2.06)%      131%     $  350,352
  $27.18      (0.26)%      1.53%       1.19%      17.26%       113%     $  388,700
  $23.18      (0.37)%      1.51%       1.19%      (1.65)%       98%     $  395,581
  $23.57      (0.50)%      1.40%       1.22%       3.60%        50%     $  468,519
  $22.75      (0.30)%      1.24%       1.20%       8.64%        89%     $  518,431


  $19.32       0.30%       1.36%       1.14%      10.66%         6%     $    7,364
  $17.49       1.20%       1.40%       1.14%     (18.64)%       47%     $    7,058
  $21.74       0.90%       1.39%       1.14%     (12.44)%       45%     $   10,694
  $25.04       0.48%       1.36%       1.14%      24.06%        56%     $    3,629
  $20.31       0.47%       1.35%       1.14%      (1.36)%       16%     $    2,908
  $20.70       0.42%       1.39%       1.25%      (2.14)%       74%     $    5,007
  $21.21       0.36%       1.44%       1.38%       8.85%       136%     $    6,068

  $19.23      (0.44)%      2.12%       1.89%      10.20%         6%     $    1,562
  $17.45       0.52%       2.03%       1.83%     (19.19)%       47%     $    1,642
  $21.74       0.39%       2.14%       1.89%       0.23%        45%     $    2,553
  $19.24      (0.44)%      2.12%       1.89%      10.26%         6%     $    1,258
  $17.45       0.49%       2.07%       1.83%     (19.20)%       47%     $    1,252
  $21.74       0.39%       2.14%       1.89%       0.23%        45%     $    1,771

  $19.34       0.48%       1.19%       0.95%      10.75%         6%     $       44
  $17.51       1.44%       1.25%       0.95%     (18.49)%       47%     $       40
  $21.75       0.77%       1.21%       0.96%     (12.31)%       45%     $      329
  $25.05       2.47%       1.18%       0.93%      24.25%        56%     $      435
  $20.27       0.66%       1.22%       0.96%      (1.22)%       16%     $   41,066
  $20.67       0.75%       1.15%       0.96%      (1.96)%       74%     $  100,221
  $21.17       0.77%       1.09%       0.94%       9.35%       136%     $   19,836

                 78 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                                    Beginning       Net       Net Realized    Distributions
                                                    Net Asset   Investment   and Unrealized      from Net
                                                    Value Per     Income       Gain (Loss)      Investment
                                                      Share       (Loss)     on Investments       Income
                                                    ---------   ----------   --------------   -------------
LARGE COMPANY CORE FUND (continued)
Institutional Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $17.69       0.08(4)        1.85            (0.11)
August 1, 2008 to July 31, 2009 .................     $21.96       0.27(4)       (4.30)           (0.24)
August 1, 2007 to July 31, 2008 .................     $25.30       0.33(4)       (3.35)           (0.32)
August 1, 2006 to July 31, 2007 .................     $20.51       0.23(4)        4.81            (0.25)
August 1, 2005 to July 31, 2006 .................     $20.91       0.20(4)       (0.39)           (0.21)
January 1, 2005 to July 31, 2005(5) .............     $21.41       0.12(4)       (0.50)           (0.12)
January 1, 2004 to December 31, 2004 ............     $19.72       0.26           1.62            (0.19)
Investor Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $17.59       0.00(3,4)      1.86            (0.02)
August 1, 2008 to July 31, 2009 .................     $21.87       0.17(4)       (4.30)           (0.15)
August 1, 2007 to July 31, 2008 .................     $25.19       0.17(4)       (3.33)           (0.16)
August 1, 2006 to July 31, 2007 .................     $20.42       0.08(4)        4.79            (0.10)
August 1, 2005 to July 31, 2006 .................     $20.82       0.06(4)       (0.39)           (0.07)
January 1, 2005 to July 31, 2005(5) .............     $21.33       0.04(4)       (0.50)           (0.05)
January 1, 2004 to December 31, 2004 ............     $19.68       0.09           1.66            (0.10)
LARGE COMPANY VALUE FUND
Class A
August 1, 2009 to January 31, 2010 (Unaudited) ..     $ 9.84       0.05(4)        1.01            (0.02)
August 1, 2008 to July 31, 2009 .................     $14.43       0.17(4)       (3.39)           (0.24)
March 31, 2008(7) to July 31, 2008 ..............     $14.92       0.08(4)       (0.51)           (0.06)
Class C
August 1, 2009 to January 31, 2010 (Unaudited) ..     $10.03       0.01(4)        1.05            (0.01)
August 1, 2008 to July 31, 2009 .................     $14.66       0.06(4)       (3.40)           (0.16)
March 31, 2008(7) to July 31, 2008 ..............     $15.17       0.04(4)       (0.52)           (0.03)
Administrator Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $ 9.87       0.07(4)        1.02            (0.03)
August 1, 2008 to July 31, 2009 .................     $14.43       0.31(4)       (3.49)           (0.25)
August 1, 2007 to July 31, 2008 .................     $17.09       0.33(4)       (1.46)           (0.34)
August 1, 2006 to July 31, 2007 .................     $16.76       0.38(4)        1.51            (0.38)
August 1, 2005 to July 31, 2006 .................     $16.53       0.36           0.96            (0.31)
January 1, 2005 to July 31, 2005(5) .............     $16.17       0.14           0.99            (0.12)
January 1, 2004 to December 31, 2004 ............     $14.39       0.27           1.79            (0.28)
Institutional Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $ 9.86       0.08(4)        1.02            (0.04)
August 1, 2008 to July 31, 2009 .................     $14.43       0.26(4)       (3.42)           (0.28)
March 31, 2008(7) to July 31, 2008 ..............     $14.92       0.10(4)       (0.52)           (0.07)
Investor Class
August 1, 2009 to January 31, 2010 (Unaudited) ..     $10.05       0.04(4)        1.04            (0.02)
August 1, 2008 to July 31, 2009 .................     $14.67       0.21(4)       (3.48)           (0.22)
August 1, 2007 to July 31, 2008 .................     $17.35       0.28(4)       (1.50)           (0.27)
August 1, 2006 to July 31, 2007 .................     $16.99       0.29(4)        1.56            (0.31)
August 1, 2005 to July 31, 2006 .................     $16.74       0.27           1.00            (0.24)
January 1, 2005 to July 31, 2005(5) .............     $16.38       0.10           1.00            (0.09)
January 1, 2004 to December 31, 2004 ............     $14.57       0.22           1.81            (0.22)

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 79


Financial Highlights

                               Ratio to Average Net Assets
                                       (Annualized)
                            ---------------------------------                           Net Assets
Distributions     Ending        Net                                                      at End of
   from Net     Net Asset   Investment                                      Portfolio     Period
   Realized     Value Per     Income       Gross       Net        Total      Turnover     (000's
    Gains         Share       (Loss)     Expenses    Expenses   Return(1)    Rate(2)     omitted)
-------------   ---------   ----------   --------   ---------   ---------   ---------   ----------

     0.00         $19.51       0.78%       0.92%       0.66%      10.90%         6%      $ 14,504
     0.00         $17.69       1.66%       0.97%       0.66%     (18.24)%       47%      $ 17,732
     0.00         $21.96       1.36%       0.94%       0.66%     (12.06)%       45%      $ 22,931
     0.00         $25.30       0.97%       0.96%       0.66%      24.64%        56%      $ 33,839
     0.00         $20.51       0.96%       0.95%       0.66%      (0.90)%       16%      $ 29,025
     0.00         $20.91       1.04%       0.77%       0.60%      (1.76)%       74%      $ 30,157
     0.00         $21.41       0.93%       0.76%       0.71%       9.59%       136%      $ 36,879

     0.00         $19.43       0.02%       1.44%       1.28%      10.59%         6%      $238,249
     0.00         $17.59       1.05%       1.51%       1.29%     (18.78)%       47%      $198,492
     0.00         $21.87       0.71%       1.49%       1.31%     (12.60)%       45%      $241,355
     0.00         $25.19       0.32%       1.53%       1.31%      23.86%        56%      $268,534
     0.00         $20.42       0.30%       1.52%       1.31%      (1.58)%       16%      $222,951
     0.00         $20.82       0.33%       1.47%       1.33%      (2.16)%       74%      $312,828
     0.00         $21.33       0.40%       1.40%       1.35%       8.88%       136%      $465,228


     0.00         $10.88       0.87%       1.42%       1.25%      10.93%        15%      $    233
    (1.13)        $ 9.84       1.85%       1.52%       1.23%     (21.52)%       61%      $    165
     0.00         $14.43       1.55%       1.37%       1.25%      (2.92)%       71%      $     14

     0.00         $11.08       0.16%       2.17%       2.00%      10.54%        15%      $    297
    (1.13)        $10.03       0.69%       2.23%       1.97%     (22.07)%       61%      $    274
     0.00         $14.66       0.78%       2.12%       2.00%      (3.17)%       71%      $     10

     0.00         $10.93       1.26%       1.24%       0.96%      11.06%        15%      $    252
    (1.13)        $ 9.87       2.56%       1.30%       0.95%     (21.20)%       61%      $    185
    (1.19)        $14.43       2.05%       1.21%       0.96%      (7.48)%       71%      $  2,405
    (1.18)        $17.09       2.16%       1.24%       0.96%      11.45%        18%      $  3,489
    (0.78)        $16.76       2.01%       1.23%       0.96%       8.37%         8%      $ 10,255
    (0.65)        $16.53       1.47%       1.24%       0.96%       7.15%        26%      $  4,957
     0.00         $16.17       1.75%       1.36%       0.95%      14.49%        49%      $  4,351

     0.00         $10.92       1.38%       0.97%       0.75%      11.23%        15%      $      9
    (1.13)        $ 9.86       2.64%       1.06%       0.75%     (21.07)%       61%      $      8
     0.00         $14.43       2.02%       0.91%       0.75%      (2.82)%       71%      $     10

     0.00         $11.11       0.80%       1.52%       1.35%      10.87%        15%      $111,844
    (1.13)        $10.05       2.05%       1.63%       1.35%     (21.53)%       61%      $106,931
    (1.19)        $14.67       1.71%       1.52%       1.37%      (7.84)%       71%      $151,546
    (1.18)        $17.35       1.62%       1.51%       1.37%      11.04%        18%      $196,291
    (0.78)        $16.99       1.57%       1.50%       1.37%       7.93%         8%      $191,792
    (0.65)        $16.74       1.06%       1.52%       1.39%       6.85%        26%      $223,800
     0.00         $16.38       1.40%       1.40%       1.36%      14.04%        49%      $122,747

                 80 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                                     Beginning                    Net Realized    Distributions
                                                     Net Asset         Net       and Unrealized      from Net
                                                     Value Per     Investment      Gain (Loss)      Investment
                                                       Share     Income (Loss)   on Investments       Income
                                                     ---------   -------------   --------------   -------------
U.S. VALUE FUND
Class A
August 1, 2009 to January 31, 2010 (Unaudited) ...     $ 9.44       0.04(4)            1.02         (0.06)
August 1, 2008 to July 31, 2009 ..................     $11.68       0.18(4)           (2.23)        (0.19)
August 1, 2007 to July 31, 2008 ..................     $18.74       0.27(4)           (3.12)        (0.23)
August 1, 2006 to July 31, 2007 ..................     $17.09       0.19(4)            2.19         (0.21)
August 1, 2005 to July 31, 2006 ..................     $18.64       0.18(4)            0.71         (0.19)
January 1, 2005 to July 31, 2005(5) ..............     $18.55       0.07(4)            0.36         (0.05)
January 1, 2004 to December 31, 2004 .............     $17.65       0.20               2.22         (0.18)
Class B
August 1, 2009 to January 31, 2010 (Unaudited) ...     $ 9.39       0.01(4)            1.00         (0.01)
August 1, 2008 to July 31, 2009 ..................     $11.61       0.11(4)           (2.22)        (0.11)
August 1, 2007 to July 31, 2008 ..................     $18.65       0.15(4)           (3.09)        (0.12)
August 1, 2006 to July 31, 2007 ..................     $17.02       0.05(4)            2.17         (0.07)
August 1, 2005 to July 31, 2006 ..................     $18.57       0.05(4)            0.71         (0.06)
January 1, 2005 to July 31, 2005(5) ..............     $18.52      (0.01)(4)           0.36         (0.01)
January 1, 2004 to December 31, 2004 .............     $17.64       0.07               2.21         (0.06)
Class C
August 1, 2009 to January 31, 2010 (Unaudited) ...     $ 9.32       0.01(4)            1.00         (0.02)
August 1, 2008 to July 31, 2009 ..................     $11.54       0.11(4)           (2.21)        (0.12)
August 1, 2007 to July 31, 2008 ..................     $18.57       0.14(4)           (3.06)        (0.13)
August 1, 2006 to July 31, 2007 ..................     $16.94       0.06(4)            2.16         (0.07)
August 1, 2005 to July 31, 2006 ..................     $18.50       0.05(4)            0.70         (0.06)
January 1, 2005 to July 31, 2005(5) ..............     $18.44      (0.01)(4)           0.36         (0.00)(3)
January 1, 2004 to December 31, 2004 .............     $17.56       0.06               2.20         (0.04)
Administrator Class
August 1, 2009 to January 31, 2010 (Unaudited) ...     $ 9.32       0.06(4)            0.99         (0.07)
August 1, 2008 to July 31, 2009 ..................     $11.53       0.20(4)           (2.20)        (0.21)
August 1, 2007 to July 31, 2008 ..................     $18.56       0.28(4)           (3.05)        (0.28)
August 1, 2006 to July 31, 2007 ..................     $16.94       0.25(4)            2.15         (0.26)
August 1, 2005 to July 31, 2006 ..................     $18.50       0.24(4)            0.70         (0.25)
January 1, 2005 to July 31, 2005(5) ..............     $18.40       0.11(4)            0.35         (0.07)
January 1, 2004 to December 31, 2004 .............     $17.52       0.27               2.21         (0.26)
Investor Class
August 1, 2009 to January 31, 2010 (Unaudited) ...     $ 9.58       0.04(4)            1.02         (0.05)
August 1, 2008 to July 31, 2009 ..................     $11.85       0.17(4)           (2.26)        (0.18)
August 1, 2007 to July 31, 2008(9) ...............     $18.95       0.25(4)           (3.14)        (0.23)
August 1, 2006 to July 31, 2007 ..................     $17.28       0.18(4)            2.21         (0.20)
August 1, 2005 to July 31, 2006 ..................     $18.77       0.15(4)            0.74         (0.13)
January 1, 2005 to July 31, 2005(5) ..............     $18.68       0.07(4)            0.36         (0.05)
January 1, 2004 to December 31, 2004 .............     $17.77       0.20               2.24         (0.19)

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 81


Financial Highlights

                                 Ratio to Average Net Assets
                   Ending                (Annualized)
 Distributions   Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   --------------   --------   --------   ---------   ---------   ---------------


     0.00          $10.44         0.86%         1.39%      1.25%      11.20%       43%          $    789
     0.00          $ 9.44         1.98%         1.47%      1.24%     (17.48)%      64%          $    732
    (3.98)         $11.68         1.77%         1.54%      1.25%     (18.11)%      90%          $  1,356
    (0.52)         $18.74         1.04%         1.38%      1.25%      14.04%       17%          $  2,893
    (2.25)         $17.09         1.02%         1.37%      1.25%       5.49%       43%          $  2,741
    (0.29)         $18.64         0.67%         1.39%      1.30%       2.38%       14%          $  5,250
    (1.34)         $18.55         1.14%         1.41%      1.35%      14.08%       47%          $  5,264

     0.00          $10.39         0.12%         2.14%      2.00%      10.80%       43%          $    959
     0.00          $ 9.39         1.23%         2.21%      1.99%     (18.09)%      64%          $  1,105
    (3.98)         $11.61         1.01%         2.28%      2.00%     (18.70)%      90%          $  2,180
    (0.52)         $18.65         0.30%         2.13%      2.00%      13.13%       17%          $  4,035
    (2.25)         $17.02         0.30%         2.12%      2.00%       4.72%       43%          $  4,439
    (0.29)         $18.57        (0.10)%        2.16%      2.08%       1.95%       14%          $  6,368
    (1.34)         $18.52         0.39%         2.15%      2.10%      13.20%       47%          $  6,369

     0.00          $10.31         0.11%         2.15%      2.00%      10.81%       43%          $    907
     0.00          $ 9.32         1.22%         2.19%      1.99%     (18.15)%      64%          $    760
    (3.98)         $11.54         1.00%         2.27%      2.00%     (18.70)%      90%          $  1,134
    (0.52)         $18.57         0.30%         2.13%      2.00%      13.19%       17%          $  1,827
    (2.25)         $16.94         0.30%         2.12%      2.00%       4.68%       43%          $  2,118
    (0.29)         $18.50        (0.12)%        2.18%      2.10%       1.95%       14%          $  3,165
    (1.34)         $18.44         0.31%         2.23%      2.17%      13.15%       47%          $  4,294

     0.00          $10.30         1.14%         1.21%      0.96%      11.29%       43%          $110,821
     0.00          $ 9.32         2.24%         1.28%      0.95%     (17.18)%      64%          $101,373
    (3.98)         $11.53         2.01%         1.37%      0.96%     (17.88)%      90%          $118,988
    (0.52)         $18.56         1.38%         1.24%      0.96%      14.31%       17%          $136,118
    (2.25)         $16.94         1.39%         1.23%      0.96%       5.82%       43%          $244,103
    (0.29)         $18.50         1.01%         1.17%      0.96%       2.56%       14%          $204,133
    (1.34)         $18.40         1.54%         1.06%      0.95%      14.53%       47%          $ 91,940

     0.00          $10.59         0.79%         1.49%      1.32%      11.10%       43%          $ 22,577
     0.00          $ 9.58         1.89%         1.57%      1.31%     (17.53)%      64%          $ 20,995
    (3.98)         $11.85         1.67%         1.68%      1.32%     (18.17)%      90%          $ 27,250
    (0.52)         $18.95         0.98%         1.55%      1.32%      13.92%       17%          $ 41,507
    (2.25)         $17.28         0.82%         1.55%      1.32%       5.43%       43%          $ 40,530
    (0.29)         $18.77         0.64%         1.48%      1.34%       2.41%       14%          $157,495
    (1.34)         $18.68         1.16%         1.37%      1.32%      14.11%       47%          $252,256

                 82 Wells Fargo Advantage Large Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage Capital Growth Fund ("Capital Growth Fund"), Wells Fargo Advantage Endeavor Select Fund ("Endeavor Select Fund"), Wells Fargo Advantage Growth Fund ("Growth Fund" ), Wells Fargo Advantage Large Cap Growth Fund ("Large Cap Growth Fund" ), Wells Fargo Advantage Large Company Core Fund ("Large Company Core Fund"), Wells Fargo Advantage Large Company Value Fund ("Large Company Value Fund"), and Wells Fargo Advantage U.S. Value Fund ("U.S. Value Fund") (each, a "Fund", collectively, the "Funds"). Each Fund, except for Endeavor Select Fund, is a diversified series of the Trust, a Delaware statutory trust organized on November 8, 1999. Endeavor Select Fund is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less, and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

                 Wells Fargo Advantage Large Cap Stock Funds 83


Notes to Financial Statements (Unaudited)

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and loses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund through a joint account in a manner similar to the Fund's investment of its cash reserves and the Fund is entitled to the gains and bears the losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments purchased with cash collateral. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Wells Fargo Bank, N.A., currently acts as the securities lending agent for the Funds, subject to the overall supervision of the Funds' investment adviser, and has delegated its duties as securities lending agent to an affiliated sub-agent for certain funds and to an unaffiliated sub-agent for other funds. Pursuant to an exemptive order granted by the SEC and subject to compliance with its conditions, Wells Fargo Bank, N.A. under a contract is entitled to receive for its services 25% of the revenues earned on the securities lending activities and incurs all expenses. Wells Fargo Bank, N.A. pays all or part of its portion of the revenues generated by securities lending activities to the sub-agents as compensation for their services as sub-agents. The securities lending agent may make payments to borrowers and placing brokers that are not affiliated,

                 84 Wells Fargo Advantage Large Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

directly or indirectly, with the Trust, the adviser or the distributor. For the six months ended January 31, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. For foreign equity securities, Bank of New York Mellon serves as the securities lending sub-agent and receives for its services 20% of the revenues earned on the securities lending activities that it conducts with respect to foreign equity securities. The value of the securities on loan, the related collateral and the liability to return the collateral at January 31, 2010, are shown on the Statements of Assets and Liabilities.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of January 31, 2010, the following Funds owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Funds' securities lending agent on behalf of the Funds through a joint account with cash collateral received by the Funds pursuant to loans of the Funds' securities. Although considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs are now in payment default, have been restructured following default or are otherwise impaired and are valued at fair value as shown in the Portfolio of Investments.

                           Defaulted/Impaired/Restructured SIVs      % of
                                         ($Value)                 Net Assets
                           ------------------------------------   ----------
CAPITAL GROWTH FUND                    $5,304,942                    0.38
ENDEAVOR SELECT FUND                    7,487,780                    0.59
GROWTH FUND                             7,147,309                    0.48
LARGE CAP GROWTH FUND                   1,625,864                    0.58
LARGE COMPANY CORE FUND                 1,487,359                    0.57
LARGE COMPANY VALUE FUND                  320,790                    0.28
U.S. VALUE FUND                           380,820                    0.28

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the defaulted or impaired SIVs that were purchased on its behalf through the investment of cash collateral. Declines in the values of defaulted or impaired SIVs generate unrealized losses for a Fund, which are reflected in the Fund's Statement of Assets and Liabilities, equal to the difference between (i) the value of the investments purchased with cash collateral received for securities loaned and (ii) the amount that would be payable if the Fund were to recall the loans at period end.

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Funds' lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs would fluctuate depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds' ratable exposure to the defaulted or impaired SIVs, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending ("side pocketing")

                 Wells Fargo Advantage Large Cap Stock Funds 85


Notes to Financial Statements (Unaudited)

based on each Fund's percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund's ownership of defaulted or impaired SIVs in the joint account based on each such Fund's percentage ownership of the joint account as of such date.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually, with the exception of Large Company Core Fund and Large Company Value Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At July 31, 2009, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

                                          Expiration
                           --------------------------------------
                               2010         2011         2017
                           ------------   --------   ------------
CAPITAL GROWTH FUND        $          0   $      0   $166,654,324
ENDEAVOR SELECT FUND                  0          0    103,386,322
GROWTH FUND                  31,763,553          0     18,418,316
LARGE CAP GROWTH FUND       203,828,512          0     27,454,769
LARGE COMPANY CORE FUND       4,905,297    441,738     15,122,152
LARGE COMPANY VALUE FUND        604,271          0     11,277,282
U.S. VALUE FUND                       0          0     13,623,172

At July 31, 2009, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year were:

                             Deferred
                           Post-October
                           Capital Loss
                           ------------
CAPITAL GROWTH FUND        $354,182,476
ENDEAVOR SELECT FUND        463,658,456
GROWTH FUND                  86,550,697
LARGE CAP GROWTH FUND        37,985,922
LARGE COMPANY CORE FUND      49,441,358
LARGE COMPANY VALUE FUND     11,571,981
U.S. VALUE FUND              11,810,477

CLASS ALLOCATIONS

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and

                 86 Wells Fargo Advantage Large Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. These inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used as of January 31, 2010 in valuing the Funds' investments in securities:

                                                                 Significant Other        Significant
                                                 Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES*                          Level 1           Level 2              Level 3              Total
--------------------------                      --------------   -----------------   -------------------   --------------
CAPITAL GROWTH FUND
   EQUITY SECURITIES
      COMMON STOCKS                             $1,340,614,686      $          0          $        0       $1,340,614,686
   CORPORATE DEBT SECURITIES                                 0        51,842,157           5,304,942           57,147,099
   DEBT SECURITIES ISSUED BY STATES IN
      THE U.S. AND ITS POLITICAL SUBDIVISIONS                0        11,356,232                   0           11,356,232
   SHORT TERM INVESTMENTS                           39,108,468         4,235,552                   0           43,344,020
                                                $1,379,723,154      $ 67,433,941          $5,304,942       $1,452,462,037
ENDEAVOR SELECT FUND
   EQUITY SECURITIES
      COMMON STOCKS                             $1,252,187,055      $          0          $        0       $1,252,187,055
   CORPORATE DEBT SECURITIES                                 0       109,114,086           7,487,780          116,601,866
   DEBT SECURITIES ISSUED BY STATES IN
      THE U.S. AND ITS POLITICAL SUBDIVISIONS                0        23,901,885                   0           23,901,885
   SHORT TERM INVESTMENTS                           13,264,579         8,914,722                   0           22,179,301
                                                $1,265,451,634      $141,930,693          $7,487,780       $1,414,870,107
GROWTH FUND
   EQUITY SECURITIES
      COMMON STOCKS                             $1,487,196,887      $          0          $        0       $1,487,196,887
   CORPORATE DEBT SECURITIES                                 0       133,376,872           7,147,309          140,524,181
   DEBT SECURITIES ISSUED BY STATES IN
      THE U.S. AND ITS POLITICAL SUBDIVISIONS                0        29,216,750                   0           29,216,750
   SHORT TERM INVESTMENTS                           21,876,458        10,897,015                   0           32,773,473
                                                $1,509,073,345      $173,490,637          $7,147,309       $1,689,711,291

                 Wells Fargo Advantage Large Cap Stock Funds 87


Notes to Financial Statements (Unaudited)

                                                                 Significant Other        Significant
                                                 Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES*                          Level 1           Level 2              Level 3              Total
--------------------------                      --------------   -----------------   -------------------   --------------
LARGE CAP GROWTH
   EQUITY SECURITIES
      COMMON STOCKS                               $280,001,938      $          0          $        0         $280,001,938
   CORPORATE DEBT SECURITIES                                 0        12,667,847           1,625,864           14,293,711
   DEBT SECURITIES ISSUED BY STATES IN
      THE U.S. AND ITS POLITICAL SUBDIVISIONS                0         2,774,945                   0            2,774,945
   SHORT TERM INVESTMENTS                            1,652,627         1,034,975                   0            2,687,602
                                                  $281,654,565      $ 16,477,767          $1,625,864         $299,758,196
LARGE COMPANY CORE FUND
   EQUITY SECURITIES
      COMMON STOCKS                               $261,253,629      $          0          $        0         $261,253,629
   CORPORATE DEBT SECURITIES                                 0         1,264,013           1,487,359            2,751,372
   DEBT SECURITIES ISSUED BY STATES IN
      THE U.S. AND ITS POLITICAL SUBDIVISIONS                0           276,887                   0              276,887
   SHORT TERM INVESTMENTS                            1,655,594           103,271                   0            1,758,865
                                                  $262,909,223      $  1,644,171          $1,487,359         $266,040,753
LARGE COMPANY VALUE FUND
   EQUITY SECURITIES
      COMMON STOCKS                               $109,601,878      $          0          $        0         $109,601,878
   CORPORATE DEBT SECURITIES                                 0         1,970,972             320,790            2,291,762
   DEBT SECURITIES ISSUED BY STATES IN
      THE U.S. AND ITS POLITICAL SUBDIVISIONS                0           431,748                   0              431,748
   SHORT TERM INVESTMENTS                            4,666,881           161,030                   0            4,827,911
                                                  $114,268,759      $  2,563,750         $   320,790         $117,153,299
U.S. VALUE FUND
   EQUITY SECURITIES
      COMMON STOCKS                               $131,909,548      $          0          $        0         $131,909,548
   CORPORATE DEBT SECURITIES                                 0           394,340             380,820              775,160
   DEBT SECURITIES ISSUED BY STATES IN
      THE U.S. AND ITS POLITICAL SUBDIVISIONS                0            86,380                   0               86,380
   SHORT TERM INVESTMENTS                            5,317,298            32,218                   0            5,349,516
                                                  $137,226,846      $    512,938          $  380,820         $138,120,604

Further details on the major security types listed above for each fund can be found in the Portfolio of Investments.

                 88 Wells Fargo Advantage Large Cap Stock Funds

                                       Notes to Financial Statements (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                   Capital Growth Fund   Endeavor Select Fund   Growth Fund   Large Cap Growth Fund
                                                   -------------------   --------------------   -----------   ---------------------
CORPORATE DEBT SECURITIES
Balance as of July 31, 2009                            $ 4,706,248            $ 6,642,738       $ 6,340,693        $1,442,375
   Realized gain (loss)                                 (3,449,301)            (3,065,051)       (4,610,920)         (467,534)
   Change in unrealized gain or losses                   4,825,830              5,002,467         6,460,241           888,216
   Net purchases (sales)                                  (777,835)            (1,092,374)       (1,042,705)         (237,193)
   Net transfer in (out) of Level 3                              0                      0                 0                 0
Balance as of January 31, 2010                         $ 5,304,942            $ 7,487,780       $ 7,147,309        $1,625,864
Change in unrealized gains or losses included
   in earnings relating to securities still held
   at January 31, 2010                                 $ 1,114,642            $ 1,573,287       $ 1,501,750        $  341,617

                                                   Large Company Core Fund   Large Company Value Fund   U.S. Value Fund
                                                   -----------------------   ------------------------   ---------------
CORPORATE DEBT SECURITIES
Balance as of July 31, 2009                              $1,319,501                  $ 284,588             $ 337,842
   Realized gain (loss)                                    (346,797)                  (182,395)             (154,795)
   Change in unrealized gain or losses                      734,042                    147,468               253,331
   Net purchases (sales)                                   (219,387)                    71,129               (55,558)
   Net transfer in (out) of Level 3                               0                          0                     0
Balance as of January 31, 2010                           $1,487,359                  $ 320,790             $ 380,820
Change in unrealized gains or losses included
   in earnings relating to securities still held
   at January 31, 2010                                   $  312,515                  $  67,402             $  80,016

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser at the following annual rates:

                                                  Advisory Fees
                              Average Daily      (% of Average
                               Net Assets       Daily Net Assets)
                           ------------------   -----------------
CAPITAL GROWTH FUND        First $500 million         0.700
ENDEAVOR SELECT FUND        Next $500 million         0.650
LARGE CAP GROWTH FUND         Next $2 billion         0.600
LARGE COMPANY CORE FUND       Next $2 billion         0.575
LARGE COMPANY VALUE FUND      Over $5 billion         0.550
U. S. VALUE FUND
GROWTH FUND                First $500 million         0.750
                            Next $500 million         0.700
                              Next $2 billion         0.650
                              Next $2 billion         0.625
                              Over $5 billion         0.600

                 Wells Fargo Advantage Large Cap Stock Funds 89


Notes to Financial Statements (Unaudited)

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, and U.S. Value Fund.

Matrix Asset Advisors Incorporated is the sub-adviser to Large Company Core
Fund.

Phocas Financial Corporation is the sub-adviser to Large Company Value Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

                                               Administration Fees
                              Average Daily       (% of Average
                               Net Assets        Daily Net Assets)
                            ----------------   -------------------
Fund level                  First $5 billion           0.05
                             Next $5 billion           0.04
                            Over $10 billion           0.03
Class A, Class B, Class C   All asset levels           0.28
Administration Class        All asset levels           0.10
Institutional Class         All asset levels           0.08
Investor Class              All asset levels           0.38

Funds Management has contractually waived and reimbursed advisory and administration fees during the six months ended January 31, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds. Expenses were waived and reimbursed by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable.

CUSTODY AND FUND ACCOUNTING FEES

The Funds have entered into a contract with State Street Bank and Trust Company ("State Street"), whereby State Street is responsible for providing custody services and fund accounting services to the Funds (the "Custody and Fund Accounting Agreement.") Pursuant to the Custody and Fund Accounting Agreement, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Funds. Also pursuant to the Custody and Fund Accounting Agreement, State Street is entitled to receive annual asset-based fees for providing fund accounting services to the Funds.

Prior to August 31, 2009, Wells Fargo Bank, N.A. was responsible for providing custody services to the Funds and was entitled to a monthly fee for custody services at an annual rate of 0.02% of the average daily net assets of each Fund. PNC Global Investment Servicing ("PNC") served as fund accountant for the Trust prior to August 31, 2009 and received an annual asset-based fee and an annual fixed fee from each Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of each class.

                 90 Wells Fargo Advantage Large Cap Stock Funds


                                       Notes to Financial Statements (Unaudited)

For the six months ended January 31, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

                             Front-end     Contingent deferred sales charges
                           sales charges   ---------------------------------
                              Class A               Class B   Class C
                           -------------            -------   -------
CAPITAL GROWTH FUND         $  378,957               $    0     $373
ENDEAVOR SELECT FUND         1,549,669                2,249      747
GROWTH FUND                  1,337,243                    0       19
LARGE COMPANY VALUE FUND        24,886                    0        0

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the six months ended January 31, 2010, were as follows:

                           Purchases at Cost   Sales Proceeds
                           -----------------   --------------
CAPITAL GROWTH FUND           $843,371,229     $  969,760,004
ENDEAVOR SELECT FUND           989,747,593      1,051,549,950
GROWTH FUND                    556,183,412        483,066,195
LARGE CAP GROWTH FUND           70,617,242         76,019,961
LARGE COMPANY CORE FUND         26,699,241         14,058,277
LARGE COMPANY VALUE FUND        16,551,288         23,017,800
U.S. VALUE FUND                 55,448,568         59,999,395

6. BANK BORROWINGS

The Trust and Wells Fargo Variable Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement entered into on September 8, 2009, interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Prior to September 8, 2009, the Funds participated in a $150,000,000 revolving credit agreement with the Bank of New York Mellon and paid interest at a rate equal to the Federal Funds rate plus 0.60% and an annual commitment fee equal to 0.15% of the unused balance, which was allocated on a pro rata basis.

For the six months ended January 31, 2010, there were no borrowings by the Funds under the agreement.

7. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

                 Wells Fargo Advantage Large Cap Stock Funds 91


Notes to Financial Statements (Unaudited)

8. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into settlement agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG") to settlement market-timing investigations. In the settlements, Strong agreed to pay investor restitution and civil penalties. On September 14, 2009, the SEC approved the terms of the Distribution Plan for the disgorgement and civil penalties to the predecessor Strong Fund shareholders, and those eligible investors will receive proceeds as a result of the Distribution Plan. The successor funds are not expected to receive any portion of the proceeds. The settlement with the NYAG imposed fee reductions across the predecessor Strong Fund complex, and Funds Management agreed to honor these fee reductions for the benefit of shareholders across the successor funds to total $35 million by May 2009. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

9. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update on "IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS" which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

10. REORGANIZATIONS

At a meeting of the Board of Trustees held on January 11, 2010, the Trustees approved a Plan of Reorganization (the "Plan") for each of the specified funds ("Target Funds") listed in the table below. Under each Plan, certain existing Wells Fargo Advantage Funds ("Acquiring Funds") will acquire the assets and assume the liabilities of the Target Fund in exchange for shares of Acquiring Fund.

TARGET FUND                      Target Fund Trust         Acquiring Fund        Acquiring Fund Trust
-----------                  -----------------------   ----------------------   -----------------------
Wells Fargo Advantage                                  Wells Fargo Advantage
   Large Company Core Fund   Wells Fargo Funds Trust     Large Cap Core Fund    Wells Fargo Funds Trust
Wells Fargo Advantage                                  Wells Fargo Advantage
   U.S. Value Fund           Wells Fargo Funds Trust   Disciplined Value Fund   Wells Fargo Funds Trust

A special meeting of shareholders of each Fund will be held in June 2010 to consider and vote on the Plan. In April 2010, materials for this meeting will be mailed to shareholders of record on March 10, 2010.

                 92 Wells Fargo Advantage Large Cap Stock Funds


                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 133 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                     Position Held and
Name and Age         Length of Service(2)     Principal Occupations During Past Five Years                    Other Directorships
------------------   ----------------------   -------------------------------------------------------------   -------------------
Peter G. Gordon      Trustee, since 1998;     Co-Founder, Chairman, President and CEO of Crystal Geyser.      None
67                   Chairman, since 2005     Water Company.
                     (Lead Trustee since
                     2001)

Isaiah Harris, Jr.   Advisory Board           Retired. Prior thereto, President and CEO of BellSouth          CIGNA Corporation;
57                   Trustee, since 2008      Advertising and Publishing Corp from 2005 to 2007, President    Deluxe Corporation
                                              and CEO of BellSouth Enterprises from 2004 to 2005 and
                                              President of BellSouth Consumer Services from 2000 to 2003.
                                              Currently a member of the Iowa State University Foundation
                                              Board of Governors and a member of the Advisory Board of Iowa
                                              State University School of Business.

Judith M. Johnson    Trustee, since 2008      Retired. Prior thereto, Chief Executive Officer and Chief       None
60                                            Investment Officer of Minneapolis Employees Retirement Fund
                                              from 1996 to 2008. Ms. Johnson is a certified public
                                              accountant and a certified managerial accountant.

David F. Larcker     Advisory Board           James Irvin Miller Professor of Accounting at the Graduate      None
59                   Trustee, since 2008      School of Business, Stanford University, Director of
                                              Corporate Governance Research Program and Co-Director of The
                                              Rock Center for Corporate Governance since 2006. From 2005 to
                                              2008, Professor of Accounting at the Graduate School of
                                              Business, Stanford University. Prior thereto, Ernst & Young
                                              Professor of Accounting at The Wharton School, University of
                                              Pennsylvania from 1985 to 2005.

                 Wells Fargo Advantage Large Cap Stock Funds 93


Other Information (Unaudited)

                     Position Held and
Name and Age         Length of Service(2)     Principal Occupations During Past Five Years                    Other Directorships
------------------   ----------------------   -------------------------------------------------------------   -------------------
Olivia S. Mitchell   Trustee, since 2006      Professor of Insurance and Risk Management, Wharton School,     None
56                                            University of Pennsylvania. Director of the Boettner Center
                                              on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research associate,
                                              National Bureau of Economic Research.

Timothy J. Penny     Trustee, since 1996      President and CEO of Southern Minnesota Initiative              None
58                                            Foundation, a non-profit organization, since 2007 and Senior
                                              Fellow at the Humphrey Institute Policy Forum at the
                                              University of Minnesota since 1995. Member of the Board of
                                              Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Donald C. Willeke    Trustee, since 1996      Principal of the law firm of Willeke & Daniels. General         None
69                                            Counsel of the Minneapolis Employees Retirement Fund from
                                              1984 to present.

OFFICERS

                     Position Held and
Name and Age         Length of Service(2)     Principal Occupations During Past Five Years                    Other Directorships
------------------   ----------------------   -------------------------------------------------------------   -------------------
Karla M. Rabusch     President, since 2003    Executive Vice President of Wells Fargo Bank, N.A. and          None
50                                            President of Wells Fargo Funds Management, LLC since 2003.
                                              Senior Vice President and Chief Administrative Officer of
                                              Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman     Secretary, since 2000;   Senior Vice President and Secretary of Wells Fargo Funds        None
49                   Chief Legal Counsel,     Management, LLC since 2001. Vice President and Managing
                     since 2003               Senior Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips(3)    Treasurer, since 2009    Senior Vice President of Evergreen Investment Management        None
39                                            Company, LLC since 2006 and currently the Treasurer of the
                                              Evergreen Funds since 2005. Vice President and Assistant Vice
                                              President of Evergreen Investment Services, Inc. from 1999 to
                                              2006.

David Berardi(4)     Assistant Treasurer,     Vice President of Evergreen Investment Management Company,      None
34                   since 2009               LLC since 2008. Assistant Vice President of Evergreen
                                              Investment Services, Inc. from 2004 to 2008. Manager of Fund
                                              Reporting and Control for Evergreen Investment Management
                                              Company, LLC since 2004.

Jeremy DePalma(4)    Assistant Treasurer,     Senior Vice President of Evergreen Investment Management        None
35                   since 2009               Company, LLC since 2008. Vice President, Evergreen Investment
                                              Services, Inc. from 2004 to 2007. Assistant Vice President,
                                              Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund
                                              Administration since 2005.

Debra Ann Early      Chief Compliance         Chief Compliance Officer of Wells Fargo Funds Management, LLC   None
45                   Officer, since 2007      since 2007. Chief Compliance Officer of Parnassus Investments
                                              from 2005 to 2007. Chief Financial Officer of Parnassus
                                              Investments from 2004 to 2007 and Senior Audit Manager of
                                              PricewaterhouseCoopers LLP from 1998 to 2004.

(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective November 1, 2009.

(4.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                 94 Wells Fargo Advantage Large Cap Stock Funds


                              List of Abbreviations

The following is a list of common abbvreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

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WELLS   ADVANTAGE
FARGO   FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                                                 (LOGO)
                                                       Printed on Recycled paper

(C) 2010 Wells Fargo
Funds Management,
LLC. All rights
reserved.              www.wellsfargo.com/advantagefunds           120885 03-10
                                                            SLCFLD/SAR120 01-10

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(GRAPHIC)

                        Semi-Annual Report

                        January 31, 2010

                        WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM)

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www.wellsfargo.com/advantagedelivery


Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS ....................................................    6
FUND EXPENSES .............................................................    8
PORTFOLIO OF INVESTMENTS ..................................................    9
FINANCIAL STATEMENTS
Statement of Assets and Liabilities .......................................   12
Statement of Operations ...................................................   13
Statements of Changes in Net Assets .......................................   14
Financial Highlights ......................................................   16
NOTES TO FINANCIAL STATEMENTS .............................................   18
OTHER INFORMATION .........................................................   22
LIST OF ABBREVIATIONS .....................................................   27

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE FUNDS, FORMING A FUND FAMILY OF OVER 110 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE SEMI-ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 110 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $170 BILLION IN ASSETS UNDER MANAGEMENT, AS OF JANUARY 31, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES
     TARGET DATE FUNDS(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE SEMI-ANNUAL REPORT.

               2 Wells Fargo Advantage Social Sustainability Fund


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

POSITIVE ECONOMIC GROWTH RESUMED IN THE THIRD QUARTER OF 2009 AND CONTINUED DURING THE FOURTH QUARTER.

Dear Valued Shareholder,

We are pleased to provide you with this semiannual report for the Wells Fargo Advantage Social Sustainability Fund for the six-month period that ended January 31, 2010. The period brought welcome signs of economic improvement, supporting a strong rally in the financial markets after a streak of six consecutive quarterly declines. We believe that this significant recovery, after an extended period of weakness, underscores the importance of maintaining a disciplined, long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing potential periods of strong recovery.

ECONOMIC GROWTH TURNED POSITIVE AFTER A SEVERE CONTRACTION.

Positive economic growth resumed in the third quarter of 2009 and continued during the fourth quarter, following four consecutive quarters of negative economic growth for the first time in at least 60 years. Gross domestic product
(GDP) growth was 2.2% for the third quarter and 5.7% for the fourth quarter, the strongest since 2003. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. However, with much of the growth attributable to government stimulus, questions remained over the sustainability of the recovery. By the end of the six-month period, the National Bureau of Economic Research had not declared an official end to the recession.

UNEMPLOYMENT REMAINED HIGH, BUT OTHER ECONOMIC INDICATORS IMPROVED.

The unemployment rate rose but appeared to plateau during the six-month period. Unemployment climbed to 10.1% in October 2009--its highest level in more than 25 years--before edging down to close the period at 9.7%. The pace of job losses had slowed as the period came to a close. The Labor Department reported that 20,000 jobs were lost in January 2010, a significant improvement from the monthly job losses of approximately 700,000 at the height of the recession. Other encouraging news in January included increases in temporary jobs, average hours worked, hourly earnings, and manufacturing employment. Still, since the start of the recession, more than 8 million jobs had been lost by the end of the six-month period.

Other economic statistics also began to show signs of improvement. Industrial production, manufacturing, and consumer sentiment had all improved significantly as the six-month period ended. Retail sales improved in the latter months of the period, helped in part by the "cash-for-clunkers" program that temporarily boosted auto sales. Home sales and prices also stabilized and began to show signs of improvement in many areas of the country, spurred in part by the government's $8,000 tax credit for first-time home buyers.

THE FED CONTINUED TO FOCUS ON ECONOMIC STIMULUS.

Despite extensive quantitative easing measures by the Federal Reserve, bank lending did not expand during the six-month period. This indicates that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. During the period,

               Wells Fargo Advantage Social Sustainability Fund 3


Letter to Shareholders

however, debate began to escalate over the need for the Fed to outline an "exit strategy" from its stimulus programs. Despite that debate, the Federal Open Market Committee (FOMC) held the federal funds rate at the range of 0% to 0.25% that it first targeted in December 2008. The Fed concluded its purchases of longer-term Treasuries in October 2009 but continued to buy mortgage-backed securities, with that program slated to end in March 2010. In its final statement during the six-month period, the FOMC noted the signs of economic improvement but reiterated that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

SIGNS OF ECONOMIC IMPROVEMENT SUPPORTED A CONTINUED MARKET RALLY.

After a significant rally in the spring and early summer of 2009, stocks continued to advance throughout most of the six-month period before staging a moderate pullback in the final weeks of January 2010. The markets saw slight corrections during October 2009 and January 2010 as volatility returned due to questions about the sustainability of the economic improvement. The broad market, as represented by the S&P 500 Index, rose more than 26% for all of 2009, with a gain of nearly 65% from the March 9 low through year-end.

For the six-month period ended January 31, 2010, the S&P 500 Index gained 9.9%, the Dow Jones Industrial Average rose 9.7%, and the Nasdaq Composite Index advanced 8.5%. Mid cap stocks led in performance for the six-month period, while large cap stocks slightly outpaced small caps. The Russell Midcap Index gained 13.6% during the period, the Russell 1000 Index of large cap stocks rose 10.3%, and the Russell 2000 Index of small cap stocks advanced 8.6%. For the six-month period, the value investment style outperformed the growth investment style across all market capitalizations, as measured by the Russell indices.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

The six-month period that ended January 31, 2010, brought a welcome reprieve from the volatility of 2008 and early 2009. The rebound in market performance that began in early 2009 underscores the importance of maintaining a focus on long-term investment goals through periods of volatility so as not to miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

As a whole, WELLS FARGO ADVANTAGE FUNDS represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 110 funds that cover a broad spectrum of investment styles and asset classes.

FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2010, THE S&P 500 INDEX GAINED 9.9%, THE DOW JONES INDUSTRIAL AVERAGE ROSE 9.7%, AND THE NASDAQ COMPOSITE INDEX ADVANCED 8.5%.

               4 Wells Fargo Advantage Social Sustainability Fund


                                                          Letter to Shareholders

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

               6 Wells Fargo Advantage Social Sustainability Fund


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND (the Fund) seeks long-term capital appreciation by investing in securities which meet the Fund's investment and social sustainability criteria.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Nelson Capital Management

PORTFOLIO MANAGERS

Scott C. Benner, CFA
Lloyd Kurtz, CFA
Jonathan Manchester, CFA, CFP
Frank Marcoux, CFA
Suanne Ramar, CFA

FUND INCEPTION

September 30, 2008

SECTOR DISTRIBUTION(1)
(AS OF JANUARY 31, 2010)

                                   (PIE CHART)

Information Technology       (23%)
Materials                     (3%)
Telecommunication Services    (1%)
Utilities                     (2%)
Consumer Discretionary       (11%)
Consumer Staples             (10%)
Energy                       (12%)
Financials                   (15%)
Health Care                  (13%)
Industrials                  (10%)

TEN LARGEST EQUITY HOLDINGS(2)
(AS OF JANUARY 31, 2010)

Google Incorporated Class A                 3.71%
Microsoft Corporation                       3.64%
BP plc ADR                                  3.47%
Emerson Electric Company                    3.39%
Johnson & Johnson                           3.20%
Noble Energy Incorporated                   3.10%
Hewlett-Packard Company                     3.00%
PepsiCo Incorporated                        2.81%
PNC Financial Services Group Incorporated   2.77%
Cameron International Corporation           2.69%

----------
(1.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(2.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

               Wells Fargo Advantage Social Sustainability Fund 7


Performance Highlights

                    WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF JANUARY 31, 2010)

                                    Including Sales Charge             Excluding Sales Charge           Expense Ratio
                              ---------------------------------   ---------------------------------   -----------------
                              6 Months*   1 Year   Life of Fund   6 Months*   1 Year   Life of Fund   Gross(3)   Net(4)
                              ---------   ------   ------------   ---------   ------   ------------   --------   ------
Class A (WSSAX)                  3.60      24.71      (5.84)         9.88      32.30      (1.57)       17.37%     1.25%
Class C (WSRCX)                  8.44      30.24      (2.36)         9.44      31.24      (2.36)       16.14%     2.00%
Administrator Class (WSRAX)                                         10.10      32.71      (1.34)       14.16%     1.00%
S&P 500 Index(5)                                                     9.87      33.14      (3.64)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Because the social screens applied to the Fund's investments may exclude securities of certain issuers, industries, and sectors for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these screens. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and social investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Reflects the gross expense ratio as stated in the December 1, 2009 prospectus.

(4.) The investment adviser has contractually committed through November 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(5.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an Index.

               8 Wells Fargo Advantage Social Sustainability Fund


                                                                   Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from August 1, 2009 to January 31, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning         Ending         Expenses
                                              Account Value   Account Value    Paid During      Net Annual
                                                08-01-2009      01-31-2010    the Period(1)   Expense Ratio
                                              -------------   -------------   -------------   -------------
CLASS A
   Actual                                       $1,000.00       $1,098.80        $ 6.61           1.25%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.90        $ 6.36           1.25%
CLASS C
   Actual                                       $1,000.00       $1,094.40        $10.56           2.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.12        $10.16           2.00%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,101.00        $ 5.30           1.00%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.16        $ 5.09           1.00%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

               Wells Fargo Advantage Social Sustainability Fund 9


Portfolio of Investments--January 31, 2010 (Unaudited)

SOCIAL SUSTAINABILITY FUND

 SHARES   SECURITY NAME                                                                                   VALUE
-------   ----------------------------------------------------------------------------------           ----------
COMMON STOCKS: 98.90%
BUSINESS SERVICES: 2.49%
    875   AUTOMATIC DATA PROCESSING INCORPORATED                                                       $   35,691
  1,205   MANPOWER INCORPORATED                                                                            62,407
                                                                                                           98,098
                                                                                                       ----------
COMMUNICATIONS: 2.52%
  6,556   COMCAST CORPORATION CLASS A                                                                      99,258
                                                                                                       ----------
COMPUTER TECHNOLOGIES: 2.33%
  2,241   ACCENTURE PLC                                                                                    91,859
                                                                                                       ----------
COSMETICS, PERSONAL CARE: 5.84%
  2,017   JOHNSON & JOHNSON                                                                               126,789
  1,678   PROCTER & GAMBLE COMPANY                                                                        103,281
                                                                                                          230,070
                                                                                                       ----------
CRUDE PETROLEUM & NATURAL GAS: 3.11%
  1,660   NOBLE ENERGY INCORPORATED                                                                       122,740
                                                                                                       ----------
DEPOSITORY INSTITUTIONS: 8.19%
  1,789   BANK OF NEW YORK MELLON CORPORATION                                                              52,042
  1,956   JPMORGAN CHASE & COMPANY                                                                         76,167
  1,982   PNC FINANCIAL SERVICES GROUP INCORPORATED                                                       109,862
  3,373   US BANCORP                                                                                       84,595
                                                                                                          322,666
                                                                                                       ----------
ELECTRIC, GAS & SANITARY SERVICES: 2.27%
    902   AGL RESOURCES INCORPORATED                                                                       31,832
    689   CONSOLIDATED EDISON INCORPORATED                                                                 30,137
  1,131   UGI CORPORATION                                                                                  27,721
                                                                                                           89,690
                                                                                                       ----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 5.80%
  4,187   CISCO SYSTEMS INCORPORATED                                                                       94,082
  3,239   EMERSON ELECTRIC COMPANY                                                                        134,548
                                                                                                          228,630
                                                                                                       ----------
ELECTRONIC COMPUTERS: 3.02%
  2,530   HEWLETT-PACKARD COMPANY                                                                         119,087
                                                                                                       ----------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.98%
  1,795   ILLINOIS TOOL WORKS INCORPORATED                                                                 78,244
                                                                                                       ----------
FOOD & KINDRED PRODUCTS: 2.93%
     57   GENERAL MILLS INCORPORATED                                                                        4,065
  1,868   PEPSICO INCORPORATED                                                                            111,370
                                                                                                          115,435
                                                                                                       ----------
FOOD STORES: 1.77%
  3,148   STARBUCKS CORPORATION                                                                            69,868
                                                                                                       ----------
FOOTWEAR: 1.52%
    938   NIKE INCORPORATED CLASS B                                                                        59,798
                                                                                                       ----------

              10 Wells Fargo Advantage Social Sustainability Fund


                          Portfolio of Investments--January 31, 2010 (Unaudited)

SOCIAL SUSTAINABILITY FUND

 SHARES   SECURITY NAME                                                                                   VALUE
-------   ----------------------------------------------------------------------------------           ----------
GENERAL MERCHANDISE STORES: 3.62%
  1,270   TARGET CORPORATION                                                                           $   65,113
  2,038   TJX COMPANIES INCORPORATED                                                                       77,464
                                                                                                          142,577
                                                                                                       ----------
HEALTH SERVICES: 2.26%
  1,253   LABORATORY CORPORATION OF AMERICA HOLDINGS                                                       89,088
                                                                                                       ----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 6.93%
  1,225   3M COMPANY                                                                                       98,600
  5,567   APPLIED MATERIALS INCORPORATED                                                                   67,806
  2,832   CAMERON INTERNATIONAL CORPORATION                                                               106,653
                                                                                                          273,059
                                                                                                       ----------
INFORMATION & BUSINESS SERVICES: 3.73%
    278   GOOGLE INCORPORATED CLASS A                                                                     147,179
                                                                                                       ----------
INSURANCE CARRIERS: 3.46%
  1,685   ACE LIMITED                                                                                      83,020
  1,066   PRUDENTIAL FINANCIAL INCORPORATED                                                                53,289
                                                                                                          136,309
                                                                                                       ----------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 2.40%
  1,253   BECTON DICKINSON & COMPANY                                                                       94,439
                                                                                                       ----------
MEDICAL PRODUCTS: 2.12%
  1,608   STRYKER CORPORATION                                                                              83,487
                                                                                                       ----------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 1.04%
    414   POTASH CORPORATION OF SASKATCHEWAN                                                               41,131
                                                                                                       ----------
MISCELLANEOUS RETAIL: 4.61%
  1,348   COSTCO WHOLESALE CORPORATION                                                                     77,416
  3,226   CVS CAREMARK CORPORATION                                                                        104,426
                                                                                                          181,842
                                                                                                       ----------
MOTION PICTURES: 1.65%
  2,201   WALT DISNEY COMPANY                                                                              65,040
                                                                                                       ----------
OIL & GAS EXTRACTION: 2.53%
  1,011   APACHE CORPORATION                                                                               99,856
                                                                                                       ----------
PETROLEUM REFINING & RELATED INDUSTRIES: 3.49%
  2,449   BP PLC ADR                                                                                      137,438
                                                                                                       ----------
PHARMACEUTICALS: 3.25%
  1,772   GLAXOSMITHKLINE PLC ADR                                                                          69,126
  1,100   NOVARTIS AG ADR                                                                                  58,883
                                                                                                          128,009
                                                                                                       ----------
PRIMARY METAL INDUSTRIES: 1.65%
  1,599   NUCOR CORPORATION                                                                                65,239
                                                                                                       ----------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 3.32%
    664   FRANKLIN RESOURCES INCORPORATED                                                                  65,756

              Wells Fargo Advantage Social Sustainability Fund 11


Portfolio of Investments--January 31, 2010 (Unaudited)

SOCIAL SUSTAINABILITY FUND

 SHARES   SECURITY NAME                                                                                   VALUE
-------   ----------------------------------------------------------------------------------           ----------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (CONTINUED)
    438   GOLDMAN SACHS GROUP INCORPORATED                                                             $   65,139
                                                                                                          130,895
                                                                                                       ----------
SOFTWARE: 5.66%
  2,438   ADOBE SYSTEMS INCORPORATED+                                                                      78,747
  5,122   MICROSOFT CORPORATION                                                                           144,338
                                                                                                          223,085
                                                                                                       ----------
TELECOMMUNICATIONS: 3.41%
  2,167   QUALCOMM INCORPORATED                                                                            84,925
  2,300   VODAFONE GROUP PLC ADR                                                                           49,356
                                                                                                          134,281
                                                                                                       ----------
TOTAL COMMON STOCKS (COST $3,633,406)                                                                   3,898,397
                                                                                                       ----------

                                                                                               YIELD
                                                                                               -----
SHORT-TERM INVESTMENTS: 1.67%
MUTUAL FUNDS: 1.67%
 65,979   WELLS FARGO ADVANTAGE GOVERNMENT MONEY MARKET FUND(u)~++                              0.10%      65,979
                                                                                                       ----------
TOTAL SHORT-TERM INVESTMENTS (COST $65,979)                                                                65,979
                                                                                                       ----------
TOTAL INVESTMENTS IN SECURITIES
(COST $3,699,385)*                                        100.57%                                       3,964,376
OTHER ASSETS AND LIABILITIES, NET                          (0.57)                                         (22,495)
                                                          ------                                       ----------
TOTAL NET ASSETS                                          100.00%                                      $3,941,881
                                                          ------                                       ----------

----------
+    Non-income earning securities.

(u)  Rate shown is the 7-day annualized yield at period end.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

++   Short-term security of an affiliate of the Fund with a cost of $65,979.

* Cost for federal income tax purposes is $3,704,044 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $284,211
Gross unrealized depreciation    (23,879)
                                --------
Net unrealized appreciation     $260,332

The accompanying notes are an integral part of these financial statements.

              12 Wells Fargo Advantage Social Sustainability Fund


               Statement of Assets and Liabilities--January 31, 2010 (Unaudited)

ASSETS
   Investments
      In unaffiliated securities, at value ................................   $3,898,397
      In affiliated securities, at value ..................................       65,979
                                                                              ----------
   Total investments at value (see cost below) ............................    3,964,376
                                                                              ----------
   Receivable for Fund shares issued ......................................        9,600
   Receivable for investments sold ........................................       50,616
   Receivables for dividends ..............................................        2,647
   Receivable from investment advisor and affiliates ......................        9,407
   Prepaid expenses and other assets ......................................          103
                                                                              ----------
Total assets ..............................................................    4,036,749
                                                                              ----------
LIABILITIES
   Payable for Fund shares redeemed .......................................       25,000
   Payable for investments purchased ......................................       69,868
                                                                              ----------
Total liabilities .........................................................       94,868
                                                                              ----------
TOTAL NET ASSETS ..........................................................   $3,941,881
                                                                              ==========
NET ASSETS CONSIST OF
   Paid-in capital ........................................................   $3,725,517
   Undistributed net investment income ....................................           81
   Accumulated net realized loss on investments ...........................      (48,708)
   Net unrealized appreciation of investments .............................      264,991
                                                                              ----------
TOTAL NET ASSETS ..........................................................   $3,941,881
                                                                              ==========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets - Class A ...................................................   $  706,390
   Shares outstanding - Class A ...........................................       72,174
   Net asset value per share - Class A ....................................   $     9.79
   Maximum offering price per share - Class A(2) ..........................   $    10.39
   Net assets - Class C ...................................................   $  161,613
   Shares outstanding - Class C ...........................................       16,776
   Net asset value and offering price per share - Class C .................   $     9.63
   Net assets - Administrator Class .......................................   $3,073,878
   Shares outstanding - Administrator Class ...............................      315,992
   Net asset value and offering price per share - Administrator Class .....   $     9.73
                                                                              ----------
Investments at cost .......................................................   $3,699,385
                                                                              ----------

----------
(1.) The Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

              Wells Fargo Advantage Social Sustainability Fund 13


Statement of Operations--For the Six Months Ended January 31, 2010 (Unaudited)

INVESTMENT INCOME
   Dividends(1) ......................................................   $ 27,133
                                                                         --------
Total investment income ..............................................     27,133
                                                                         --------
EXPENSES
   Advisory fees .....................................................     10,223
   Administration fees
      Fund level .....................................................        730
      Class A ........................................................        621
      Class C ........................................................        217
      Administrator Class ............................................      1,161
   Custody fees ......................................................        763
   Shareholder servicing fees
      Class A ........................................................        554
      Class C ........................................................        194
      Administrator Class ............................................      2,903
   Accounting fees ...................................................      4,118
   Distribution fees
      Class C ........................................................        582
   Professional fees .................................................     20,001
   Registration fees .................................................     28,920
   Shareholder reports ...............................................     11,468
   Trustees' fees ....................................................      5,274
   Other fees and expenses ...........................................        722
                                                                         --------
Total expenses .......................................................     88,451
                                                                         --------
LESS
   Fees waived and/or expenses reimbursed ............................    (72,499)
   Net expenses ......................................................     15,952
                                                                         --------
Net investment income ................................................     11,181
                                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN FROM
   Unaffiliated securities ...........................................     18,344
                                                                         --------
Net realized gain from investments ...................................     18,344
                                                                         --------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Unaffiliated securities ...........................................    148,536
                                                                         --------
Net change in unrealized appreciation (depreciation) of investments ..    148,536
                                                                         --------
Net realized and unrealized gain (loss) on investments ...............    166,880
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $178,061
                                                                         ========
(1) Net of foreign withholding taxes of ..............................   $     16

The accompanying notes are an integral part of these financial statements.

              14 Wells Fargo Advantage Social Sustainability Fund


                                             Statements of Changes in Net Assets

                                                                                             For the         For the
                                                                                        Six Months Ended   Year Ended
                                                                                        January 31, 2010    July 31,
                                                                                           (Unaudited)        2009*
                                                                                        ----------------   ----------
INCREASE IN NET ASSETS
   Beginning net assets .............................................................      $2,137,500      $        0
OPERATIONS
   Net investment income ............................................................          11,181          14,264
   Net realized gain (loss) on investments ..........................................          18,344         (67,052)
   Net change in unrealized appreciation (depreciation) of investments ..............         148,536         116,455
                                                                                           ----------      ----------
Net increase in net assets resulting from operations ................................         178,061          63,667
                                                                                           ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
NET INVESTMENT INCOME
   Class C ..........................................................................            (942)              0
   Administrator Class ..............................................................         (24,422)              0
                                                                                           ----------      ----------
Total distributions to shareholders .................................................         (25,364)              0
                                                                                           ----------      ----------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ..............................................         447,389         252,219
   Cost of shares redeemed - Class A ................................................         (22,326)         (1,954)
                                                                                           ----------      ----------
   Net increase in net assets resulting from capital share transactions - Class A ...         425,063         250,265
                                                                                           ----------      ----------
   Proceeds from shares sold - Class C ..............................................          22,615         115,946
   Reinvestment of distributions - Class C ..........................................             942               0
   Cost of shares redeemed - Class C ................................................          (5,500)              0
                                                                                           ----------      ----------
   Net increase in net assets resulting from capital share transactions - Class C ...          18,057         115,946
                                                                                           ----------      ----------
   Proceeds from shares sold - Administrator Class ..................................       1,297,612       1,780,641
   Reinvestment of distributions - Administrator Class ..............................           9,306               0
   Cost of shares redeemed - Administrator Class ....................................         (98,354)        (73,019)
                                                                                           ----------      ----------
   Net increase in net assets resulting from capital share transactions -
      Administrator Class ...........................................................       1,208,564       1,707,622
                                                                                           ----------      ----------
Net increase in net assets resulting from capital share transactions - Total ........       1,651,684       2,073,833
                                                                                           ----------      ----------
NET INCREASE IN NET ASSETS ..........................................................       1,804,381       2,137,500
                                                                                           ----------      ----------
ENDING NET ASSETS ...................................................................      $3,941,881      $2,137,500
                                                                                           ----------      ----------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ...............................      $       81      $   14,264
                                                                                           ----------      ----------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ............................................................          44,671          30,080
   Shares redeemed - Class A ........................................................          (2,336)           (241)
                                                                                           ----------      ----------
   Net increase in shares outstanding - Class A .....................................          42,335          29,839
                                                                                           ----------      ----------
   Shares sold - Class C ............................................................           2,369          14,870
   Shares issued in reinvestment of distributions - Class C .........................              95               0
   Shares redeemed - Class C ........................................................            (558)              0
                                                                                           ----------      ----------
   Net increase in shares outstanding - Class C .....................................           1,906          14,870
                                                                                           ----------      ----------
   Shares sold - Administrator Class ................................................         130,081         203,385
   Shares issued in reinvestment of distributions - Administrator Class .............             934               0
   Shares redeemed - Administrator Class ............................................         (10,008)         (8,400)
                                                                                           ----------      ----------
   Net increase in shares outstanding - Administrator Class .........................         121,007         194,985
                                                                                           ----------      ----------
NET INCREASE IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ........      $  165,248      $  239,694
                                                                                           ----------      ----------

* For the period from the inception of the Fund on September 30, 2008 through July 31, 2009.

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

              16 Wells Fargo Advantage Social Sustainability Fund


                                                            Financial Highlights

                                                         Beginning                 Net Realized    Distributions
                                                         Net Asset      Net       and Unrealized      from Net
                                                         Value Per   Investment    Gain (Loss)       Investment
                                                           Share       Income     on Investments       Income
                                                         ---------   ----------   --------------   -------------
Class A
August 01, 2009 to January 31, 2010(Unaudited) .......     $ 8.91       0.00           0.88             0.00
September 30, 2008(1) to July 31, 2009 ...............     $10.00       0.02          (1.11)            0.00
Class C
August 01, 2009 to January 31, 2010(Unaudited) .......     $ 8.85       0.00           0.84            (0.06)
September 30, 2008(1) to July 31, 2009 ...............     $10.00       0.01          (1.16)            0.00
Administrator Class
August 01, 2009 to January 31, 2010(Unaudited) .......     $ 8.92       0.02           0.88            (0.09)
September 30, 2008(1) to July 31, 2009 ...............     $10.00       0.07          (1.15)            0.00

----------
(1.) Commencement class of operations.

(2.) Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

(3.) Portfolio turnover rates presented for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

              Wells Fargo Advantage Social Sustainability Fund 17

Financial Highlights

                 Ratio to Average Net Assets
 Ending                 (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share         Income       Expenses   Expenses   Return(2)    Rate(3)    (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------

  $9.79          0.52%         6.05%      1.25%       9.88%        9%          $  706
  $8.91          0.95%        17.43%      1.25%     (10.90)%      12%          $  266


  $9.63         (0.08)%        7.00%      2.00%       9.44%        9%          $  162
  $8.85          0.41%        16.14%      2.00%     (11.50)%      12%          $  132


  $9.73          0.87%         6.00%      1.00%      10.10%        9%          $3,074
  $8.92          1.43%        14.12%      1.00%     (10.80)%      12%          $1,740

              18 Wells Fargo Advantage Social Sustainability Fund


                                       Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the Wells Fargo Advantage Social Sustainability Fund (the "Fund). The Fund is a diversified series of the Trust, a Delaware statutory trust organized on November 8, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Fund's Fair Valuation Procedures.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income from securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

FEDERAL AND OTHER TAXES

The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

              Wells Fargo Advantage Social Sustainability Fund 19


Notes to Financial Statements (Unaudited)

The Fund's income and federal excise tax returns and all financial records supporting those returns for all taxable years since the commencement of operations are subject to examination by the federal and Delaware revenue authorities.

As of July 31, 2009, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $62,393 expiring in 2017.

CLASS ALLOCATIONS

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. These inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used as of January 31, 2010 in valuing the Fund's investments in securities:

                                            Significant Other       Significant
                            Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES      Level 1           Level 2              Level 3            Total
-------------------------   -------------   -----------------   -------------------   ----------
EQUITY SECURITIES
   COMMON STOCKS              $3,898,397           $0                    $0           $3,898,397
SHORT-TERM INVESTMENTS            65,979            0                     0               65,979
                              $3,964,376           $0                    $0           $3,964,376

Further details on the major security types listed above for the Fund can be found in the Portfolio of Investments.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

              20 Wells Fargo Advantage Social Sustainability Fund


                                       Notes to Financial Statements (Unaudited)

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser at the following annual rates:

                       Advisory Fees
  Average Daily        (% of Average
    Net Assets       Daily Net Assets)
------------------   -----------------
First $500 million         0.700%
Next $500 million          0.650
 Next $2 billion           0.600
 Next $2 billion           0.575
 Over $5 billion           0.550

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Nelson Capital Management, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund the following annual fees:

                                          Administration Fees
                        Average Daily        (% of Average
                          Net Assets       Daily Net Assets)
                       ----------------   -------------------
Fund level             First $5 billion          0.05%
                       Next $5 billion           0.04
                       Over $10 billion          0.03
Class A, and Class C   All asset levels          0.28
Administrator Class    All asset levels          0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the six months ended January 31, 2010 to the extent necessary to maintain certain net operating expense ratios for the Fund. Expenses were waived and/or reimbursed by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable.

CUSTODY AND FUND ACCOUNTING FEES

The Fund has entered into a contract with State Street Bank and Trust Company ("State Street"), whereby State Street is responsible for providing custody services and fund accounting services to the Fund (the "Custody and Fund Accounting Agreement.") Pursuant to the Custody and Fund Accounting Agreement, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Fund. Also pursuant to the Custody and Fund Accounting Agreement, State Street is entitled to receive annual asset-based fees for providing fund accounting services to the Fund.

Prior to August 31, 2009, Wells Fargo Bank, N.A. was responsible for providing custody services to the Fund and was entitled to a monthly fee for custody services at an annual rate of 0.02% of the average daily net assets of the Fund. PNC Global Investment Servicing ("PNC") served as fund accountant for the Trust prior to this date and received an annual asset-based fee and an annual fixed fee from the Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of the Fund, at an annual rate of 0.75% of the average daily net assets of the class.

              Wells Fargo Advantage Social Sustainability Fund 21


Notes to Financial Statements (Unaudited)

For the six months ended January 31, 2010, Wells Fargo Funds Distributor, LLC received $55,322 from the sale of Class A shares for the Fund.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the six months ended January 31, 2010, were $1,904,014 and $247,522, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Variable Trust (excluding the money market funds) are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement entered into on September 8, 2009, interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Prior to September 8, 2009, the Funds participated in a $150,000,000 revolving credit agreement with the Bank of New York Mellon and paid interest at a rate equal to the Federal Funds rate plus 0.60% and an annual commitment fee equal to 0.15% of the unused balance, which was allocated on a pro rata basis.

For the six months ended January 31, 2010, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update on "IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS" which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

              22 Wells Fargo Advantage Social Sustainability Fund


                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 133 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                       Position Held and                                                                           Other
   Name and Age      Length of Service(2)   Principal Occupations During Past Five Years                       Directorships
------------------   --------------------   -------------------------------------------------------------   ------------------
Peter G. Gordon      Trustee, since 1998;   Co-Founder, Chairman, President and CEO of Crystal Geyser.      None
67                   Chairman, since 2005   Water Company.
                     (Lead Trustee since
                     2001)

Isaiah Harris, Jr.   Advisory Board         Retired. Prior thereto, President and CEO of BellSouth          CIGNA Corporation;
57                   Trustee, since 2008    Advertising and Publishing Corp from 2005 to 2007, President    Deluxe Corporation
                                            and CEO of BellSouth Enterprises from 2004 to 2005 and
                                            President of BellSouth Consumer Services from 2000 to 2003.
                                            Currently a member of the Iowa State University Foundation
                                            Board of Governors and a member of the Advisory Board of Iowa
                                            State University School of Business.

Judith M. Johnson    Trustee, since 2008    Retired. Prior thereto, Chief Executive Officer and Chief       None
60                                          Investment Officer of Minneapolis Employees Retirement Fund
                                            from 1996 to 2008. Ms. Johnson is a certified public
                                            accountant and a certified managerial accountant.

David F. Larcker     Advisory Board         James Irvin Miller Professor of Accounting at the Graduate      None
59                   Trustee, since 2008    School of Business, Stanford University, Director of
                                            Corporate Governance Research Program and Co-Director of The
                                            Rock Center for Corporate Governance since 2006. From 2005 to
                                            2008, Professor of Accounting at the Graduate School of
                                            Business, Stanford University. Prior thereto, Ernst & Young
                                            Professor of Accounting at The Wharton School, University of
                                            Pennsylvania from 1985 to 2005.

              Wells Fargo Advantage Social Sustainability Fund 23


Other Information (Unaudited)

                       Position Held and                                                                           Other
   Name and Age      Length of Service(2)   Principal Occupations During Past Five Years                       Directorships
------------------   --------------------   -------------------------------------------------------------   ------------------
Olivia S. Mitchell   Trustee, since 2006    Professor of Insurance and Risk Management, Wharton School,     None
56                                          University of Pennsylvania. Director of the Boettner Center
                                            on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research
                                            associate, National Bureau of Economic Research.

Timothy J. Penny     Trustee, since 1996    President and CEO of Southern Minnesota Initiative              None
58                                          Foundation, a non-profit organization, since 2007 and Senior
                                            Fellow at the Humphrey Institute Policy Forum at the
                                            University of Minnesota since 1995. Member of the Board of
                                            Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Donald C. Willeke    Trustee, since 1996    Principal of the law firm of Willeke & Daniels. General         None
69                                          Counsel of the Minneapolis Employees Retirement Fund from
                                            1984 to present.

OFFICERS

                       Position Held and                                                                           Other
   Name and Age      Length of Service(2)   Principal Occupations During Past Five Years                       Directorships
------------------   --------------------   -------------------------------------------------------------   ------------------
Karla M. Rabusch     President, since 2003  Executive Vice President of Wells Fargo Bank, N.A. and          None
50                                          President of Wells Fargo Funds Management, LLC since 2003.
                                            Senior Vice President and Chief Administrative Officer of
                                            Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman     Secretary, since 2000; Senior Vice President and Secretary of Wells Fargo Funds        None
49                   Chief Legal Counsel,   Management, LLC since 2001. Vice President and Managing
                     since 2003             Senior Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips(3)    Treasurer, since       Senior Vice President of Evergreen Investment Management        None
39                   2009                   Company, LLC since 2006 and currently the Treasurer of the
                                            Evergreen Funds since 2005. Vice President and Assistant
                                            Vice President of Evergreen Investment Services, Inc. from
                                            1999 to 2006.

David Berardi(4)     Assistant Treasurer,   Vice President of Evergreen Investment Management Company,      None
34                   since 2009             LLC since 2008. Assistant Vice President of Evergreen
                                            Investment Services, Inc. from 2004 to 2008. Manager of Fund
                                            Reporting and Control for Evergreen Investment Management
                                            Company, LLC since 2004.

Jeremy DePalma(4)    Assistant Treasurer,   Senior Vice President of Evergreen Investment Management        None
35                   since 2009             Company, LLC since 2008. Vice President, Evergreen
                                            Investment Services, Inc. from 2004 to 2007. Assistant Vice
                                            President, Evergreen Investment Services, Inc. from 2000 to
                                            2004 and the head of the Fund Reporting and Control Team
                                            within Fund Administration since 2005.

Debra Ann Early      Chief Compliance       Chief Compliance Officer of Wells Fargo Funds Management,       None
45                   Officer, since 2007    LLC since 2007. Chief Compliance Officer of Parnassus
                                            Investments from 2005 to 2007. Chief Financial Officer of
                                            Parnassus Investments from 2004 to 2007 and Senior Audit
                                            Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective November 1, 2009.

(4.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

              24 Wells Fargo Advantage Social Sustainability Fund


                                                   Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will approve the terms of any new investment advisory and sub-advisory agreements. In this regard, the Board reviewed and approved:
(i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Wells Fargo Advantage Social Sustainability Fund (the "Fund") and (ii) an investment sub-advisory agreement with Nelson Capital Management ("Nelson Capital") for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Nelson Capital are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on May 7, 2008, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of Funds Management and Nelson Capital and approval of the Advisory Agreements. At its November 2007 meeting, the Board had received and reviewed extensive presentation materials from Nelson Capital and discussed them with two of the proposed portfolio managers of the Fund. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services that are anticipated to be provided to the Funds by Funds Management and Nelson Capital under the Advisory Agreements. The Board further considered its discussion with two of the proposed portfolio managers of the Fund at its November 2007 meeting and with representatives from Funds Management at the May 2008, meeting, including, among other things, a discussion of investment strategies and investment processes for the Fund.

The Board evaluated the ability of Funds Management and Nelson Capital, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. With respect to the quality of services anticipated to be provided by Nelson Capital, the Board considered, among other things, the background and experience of Nelson Capital's senior management and the expertise of, and amount of attention expected to be given to the Fund by, senior investment personnel of Nelson Capital, including the portfolio managers that are proposed to be primarily responsible for day-to-day portfolio management services furnished to the Fund.

The Board considered that it had previously approved the compliance programs and considered the compliance records of Funds Management within the Wells Fargo fund complex. The Board further considered the compliance program and compliance record of Nelson Capital. In addition, the Board took into account the administrative services that are anticipated to be provided to the Fund by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting over time with Funds Management about various topics, including Funds Management's oversight of service providers such as Nelson Capital.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services anticipated to be provided to the Funds by Funds Management and Nelson Capital.

FUND PERFORMANCE AND EXPENSES

The Board did not consider performance results for the Fund because the Fund is a new fund that has not yet commenced operations. The Board did consider the overall performance record of Nelson Capital based on composite performance information presented by Nelson Capital at the November 2007 and the May 2008 meetings, both on an absolute basis and relative to relevant indices.

              Wells Fargo Advantage Social Sustainability Fund 25


Other Information (Unaudited)

The Board received and considered information regarding the Fund's contractual advisory fee and net operating expense ratio and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the respective median fees of a universe of large capitalization equity funds and to a narrower group of funds that were determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group"). The Board was provided with a description of the criteria used by Lipper to select the mutual funds in the Peer Group. The Board noted that the net operating expense ratios of the Fund are anticipated to be lower than the Fund's Peer Group's median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance record of Nelson Capital and the expense structure of the Fund supported the approval of the Advisory Agreements for the Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates that would be payable by the Fund to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that would be payable by Funds Management to Nelson Capital for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Fund's Peer Group. The Board noted that the Advisory Agreement Rates on a combined basis with the Funds' administration fee rates are higher than the median rates of the Fund's peer group, but noted that the Net Advisory Rates for the Fund are lower than the median rates of the Fund's Peer Group. The Board concluded that the combined investment advisory/administration fee rates for the Fund (before and after waivers/caps and/or expense reimbursements) are reasonable in relation to the Fund's Peer Group, and reasonable in relation to the services anticipated to be provided.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the proposed Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

PROFITABILITY

The Board did not specifically consider the profitability of Funds Management with respect to the Fund, as the Fund had not yet commenced operations. The Board does annually consider profitability information about Funds Management, as well as an analysis of the profitability to other Wells Fargo businesses of providing services to the Wells Fargo Advantage Funds.

The Board did not consider separate profitability information with respect to Nelson Capital, as its anticipated profitability from its relationship with the Fund was not a material factor in determining whether to approve the initial agreement with Nelson Capital for the Fund.

ECONOMIES OF SCALE

The Board did not specifically consider whether there would be economies of scale with respect to the management of the Fund, but the Board does annually consider information regarding economies of scale, and did consider whether the Fund would appropriately benefit from any economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders/interestholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Fund.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust and to other clients. The Board concluded that the Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management, giving effect to differences in services covered by such fee rates.

              26 Wells Fargo Advantage Social Sustainability Fund


                                                   Other Information (Unaudited)

OTHER BENEFITS TO FUNDS MANAGEMENT AND NELSON CAPITAL

The Board received and considered information regarding potential "fall-out" or ancillary benefits anticipated to be received by Funds Management and its affiliates, including Nelson Capital, as a result of their relationships with the Fund. Such benefits could include, among others, benefits directly attributable to the relationships of Funds Management and Nelson Capital with the Fund, and benefits potentially derived from an increase in Funds Management's and Nelson Capital's business as a result of their relationships with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management, Nelson Capital and their affiliates).

The Board also considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts would be made to recapture commission costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Nelson Capital's methods for allocation portfolio investment opportunities among the Fund and other clients.

OTHER FACTORS AND BROADER REVIEW

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that the initial approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board approved the Advisory Agreements for the Fund for an initial two-year period.

              Wells Fargo Advantage Social Sustainability Fund 27


List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG      -- Association of Bay Area Governments
ADR       -- American Depositary Receipt
AMBAC     -- American Municipal Bond Assurance Corporation
AMT       -- Alternative Minimum Tax
ARM       -- Adjustable Rate Mortgages
BART      -- Bay Area Rapid Transit
CDA       -- Community Development Authority
CDO       -- Collateralized Debt Obligation
CDSC      -- Contingent Deferred Sales Charge
CGIC      -- Capital Guaranty Insurance Company
CGY       -- Capital Guaranty Corporation
CIFG      -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP       -- Certificate of Participation
CP        -- Commercial Paper
CTF       -- Common Trust Fund
DW&P      -- Department of Water & Power
DWR       -- Department of Water Resources
ECFA      -- Educational & Cultural Facilities Authority
EDFA      -- Economic Development Finance Authority
ETET      -- Eagle Tax-Exempt Trust
ETF       -- Exchange-Traded Fund
FFCB      -- Federal Farm Credit Bank
FGIC      -- Financial Guaranty Insurance Corporation
FHA       -- Federal Housing Authority
FHAG      -- Federal Housing Agency
FHLB      -- Federal Home Loan Bank
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
FSA       -- Farm Service Agency
GDR       -- Global Depositary Receipt
GNMA      -- Government National Mortgage Association
GO        -- General Obligation
HCFR      -- Healthcare Facilities Revenue
HEFA      -- Health & Educational Facilities Authority
HEFAR     -- Higher Education Facilities Authority Revenue
HFA       -- Housing Finance Authority
HFFA      -- Health Facilities Financing Authority
HUD       -- Housing & Urban Development
IDA       -- Industrial Development Authority
IDAG      -- Industrial Development Agency
IDR       -- Industrial Development Revenue
LIBOR     -- London Interbank Offered Rate
LLC       -- Limited Liability Company
LOC       -- Letter of Credit
LP        -- Limited Partnership
MBIA      -- Municipal Bond Insurance Association
MFHR      -- Multi-Family Housing Revenue
MFMR      -- Multi-Family Mortgage Revenue
MMD       -- Municipal Market Data
MTN       -- Medium Term Note
MUD       -- Municipal Utility District
NATL-RE   -- National Public Finance Guarantee Corporation
PCFA      -- Pollution Control Finance Authority
PCR       -- Pollution Control Revenue
PFA       -- Public Finance Authority
PFFA      -- Public Facilities Financing Authority
plc       -- Public Limited Company
PSFG      -- Public School Fund Guaranty
R&D       -- Research & Development
RDA       -- Redevelopment Authority
RDFA      -- Redevelopment Finance Authority
REITS     -- Real Estate Investment Trusts
SFHR      -- Single Family Housing Revenue
SFMR      -- Single Family Mortgage Revenue
SLMA      -- Student Loan Marketing Association
SPDR      -- Standard & Poor's Depositary Receipts
STIT      -- Short-Term Investment Trust
TBA       -- To Be Announced
TRAN      -- Tax Revenue Anticipation Notes
USD       -- Unified School District
XLCA      -- XL Capital Assurance

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

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

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

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reports at www.wellsfargo.com/advantagedelivery

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                                                 (LOGO)
                                                       Printed on Recycled paper

(C) 2010 Wells Fargo Funds Management,   www.wellsfargo.com/advantagefunds       120886 03-10
LLC. All rights reserved.                                                    SSF/SAR131 01-10

ITEM 2.  CODE OF ETHICS
=======================
Not required in this filing


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================
Not required in this filing.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
==============================================
Not required in this filing.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
===============================================
Not required in this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS
===============================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=============================================================================
Not applicable.


ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASES
===================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
============================================================
The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and
(v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES
=================================
(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d) udner the Investment Company Act) that occurred during the second quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS
=================
(a)(1) Not required in this filing.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 Wells Fargo Funds Trust


                                                 By:   /s/ Karla M. Rabusch
                                                       -------------------------
                                                       Karla M. Rabusch
                                                       President

                                                 Date: March 23, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.



                                                 By:   /s/ Karla M. Rabusch
                                                       -------------------------
                                                       Karla M. Rabusch
                                                       President

                                                 Date: March 23, 2010


                                                 By:   /s/ Kasey L. Phillips
                                                       -------------------------
                                                       Kasey L. Phillips
                                                       Treasurer

                                                 Date: March 23, 2010